UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Brown-Forman Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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In our own words 2026 Proxy Statement and Notice of Annual Meeting of Stockholders

We’ve always written our own story. Brown-Forman’s is a story shaped over generations—one of character, conviction, and craft. It’s a story of facing challenges and persevering. A story we tell in our own words: We focus on a maximizing opportunities within our control to shape our future. We balance heritage, authenticity, and innovation, honoring our roots while planting seeds for growth. We realize big ideas through thoughtful execution, positioning our business for generational success. As we write each chapter, one idea is central: Ensure there is “Nothing Better in the Market.”

Dear Brown-Forman Stockholder, It is our pleasure to invite you to attend Brown-Forman Corporation's 2026 Annual Meeting of Stockholders on Thursday, July 23, 2026, at 9:30 A.M. (Eastern Daylight Time). The meeting will be held in person at the Triple Crown Room at Churchill Downs in Louisville, Kentucky. Please see the Notice of Annual Meeting of Stockholders on page [XX] for more information. Your vote is important to us. Please complete and return your proxy card, or vote by telephone or online as soon as possible, even if you plan to attend the Annual Meeting in person. We hope you join us on July 23. On behalf of the Board of Directors, thank you for your continued support. Very truly yours, Marshall B. Farrer Chairman of the Board of Directors Lawson E. Whiting President and Chief Executive Officer June 18, 2026

JACK DANIEL'S
Tennessee
BLACKBERRY
JACK DANIEL'S
JACK DANIEL'S
Tennessee
BLACKBERRY™
ORIGINAL RECIPE
BLACKBERRY LIQUEUR
BLENDED WITH JACK DANIEL'S
TENNESSEE WHISKEY
35% ALC/VOL 70 PROOF 750ML
QUALITY & CRAFTSMANSHIP
NOTHING BETTER · IN THE MARKET ·
"We win by balancing growth with stewardship, innovation with heritage, and performance with enduring brand value. The future of Brown-Forman is ours to write."
— Marshall B. Farrer, Chairman of the Board

"We win by balancing growth with stewardship, innovation with heritage, and performance with enduring brand value. The future of Brown-Forman is our write." –Marshall B. Farrer, Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date: Thursday, July 23, 2026 Time: 9:30 A.M. (Eastern Daylight Time) Location: The Annual Meeting will be held in person at: The Triple Crown Room, Churchill Downs, 700 Central Avenue, Louisville, Kentucky 40208

Purpose:

We are holding this meeting to:

ELECT the eleven director nominees named in this Proxy Statement;

HOLD an advisory vote to approve the compensation of the company’s named executive officers;

RATIFY the selection of the independent registered public accounting firm for fiscal 2027; and

TRANSACT any other business that may properly come before the Annual Meeting or any adjournment or postponement of it.

Record Date:

Holders of record of Class A common stock at the close of business on June 9, 2026, are entitled to vote at the Annual Meeting or any adjournment or postponement of it.

Voting:

Your vote is very important. Even if you plan to attend the Annual Meeting in person, we encourage you to complete, sign, and date the enclosed proxy card and return it in the enclosed envelope, or you may submit your proxy by telephone at (800) 690-6903 or online at proxyvote.com before the Annual Meeting so your shares are represented and voted at the meeting. Submitting your proxy in advance will not prevent you from voting your shares in person at the Annual Meeting if you wish, because you can choose to revoke your vote by proxy. You must have your proxy card (if you are a registered stockholder) or your voting instruction card (if your shares are held of record by a bank or brokerage firm) to vote in person at the Annual Meeting. Instructions on telephone and online voting are on the proxy card enclosed with this Proxy Statement.

Louisville, Kentucky

June 18, 2026

By order of the Board of Directors

Michael E. Carr, Jr., Secretary

Attending the Annual Meeting

We are committed to providing a safe, secure environment for our stockholders, directors, employees, and guests. Please observe the following procedures if you plan to attend the Annual Meeting.

BEFORE THE MEETING: Please register by July 8, 2026, to attend the Annual Meeting in person. You may register online at ams.b-f.com or by contacting Investor Relations at (502) 774-6862 or at Investor_Relations@b-f.com.

WHEN YOU ARRIVE: You can park in any lot at Churchill Downs. The White Lot is closest to the Paddock Gate Entrance, where you will enter. Check-in will begin at 8:30 A.M. (Eastern Daylight Time) in the Homestretch Club Lobby.

WHAT TO BRING: Please bring a photo ID. If you are a registered stockholder, please also bring the proxy card included with this Proxy Statement. If your shares are registered in the name of a bank, broker, or other holder of record, please also bring a document showing your stock ownership at the close of business on June 9, 2026, the record date for the Annual Meeting (such as the voting instruction form that was sent to you by your bank or brokerage firm, or a brokerage statement).

Seating is limited. If you do not register in advance, you may still be admitted, if seats are available, by presenting a photo ID along with your proxy card, voting instruction form, brokerage statement, or other documentation of stock ownership at the close of business on the record date for the Annual Meeting.

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 23, 2026

The Notice of Annual Meeting, Proxy Statement, and Integrated Annual Report, which includes our Annual Report on Form 10-K for fiscal 2026, are available at investors.brown-forman.com and at proxyvote.com.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	3

In our own words:

OLD
Nº 7
BRAND
JACK DANIEL'S
OLD
Nº 7
BRAND
QUALITY
Tennessee

In our own words: In a dynamic industry landscape, we focus on staying agile without losing sight of where we want to go.

Table of Contents

2025
SPECIAL
RELEASE
JACK DANIEL'S
UNIQUELY CRAFTED
HANDMADE BARRELS
SINGLE BARREL
Special Release
TENNESSEE RYE
WHISKEY
TANYARD HILL RYE
130
65
PROOF
% ALC/VOL
SELECTED BY MASTER DISTILLER
BARREL FINISH SELECT
WOODFORD RESERVE
DOUBLE DOUBLE OAKED
KENTUCKY STRAIGHT BOURBON WHISKEY
FINISHED IN HEAVY TOASTED NEW OAK
700mL
VOLUME
EXTRA AGED
45.2%
ALC/VOL

1	Letter to Stockholders

3	Notice of Annual Meeting of Stockholders

6	Proxy Summary

8	Annual Meeting Information

11	Corporate Governance
	11	Our Board of Directors
	11	Selection of Directors
	12	Board Composition
	14	Leadership Structure
	15	Board Guidelines and Procedures
	16	Board Committees
	18	Board’s Role in Risk Oversight
	18	Best Practices
	19	Our Controlling Family Stockholders

20	Proposal 1:
Election of Directors

26	Director Compensation

29	Proposal 2:
Advisory Vote to Approve the Compensation of Our Named Executive Officers

30	Proposal 3:
Ratification of the Selection of the Independent Registered Public Accounting Firm for Fiscal 2027

31	Compensation Committee Report

32	Compensation Discussion and Analysis
	32	Named Executive Officers
	32	Executive Summary
	34	Compensation Principles and Objectives
	35	Compensation Governance and Best Practices
	35	Advisory Votes on Executive Compensation
	36	Compensation Program Elements
	36	Fiscal 2026 Compensation
	44	Fiscal 2024-2026 Long-Term Incentive Payouts
	46	Other Compensation Elements
	47	Compensation Decisions
	48	Compensation Policies and Practices

50	Compensation Tables
	50	Summary Compensation
	52	Grants of Plan-Based Awards
	53	Outstanding Equity Awards
	55	Option Exercises and Stock Vested
	55	Pension Benefits
	58	Non-Qualified Deferred Compensation
	59	Potential Payments Upon Termination or Change in Control

62	Stock Ownership

64	Pay Ratio Disclosure

65	Pay Versus Performance

67	Stock Option Grant Disclosure

68	Audit Matters

70	Other Information

71	Appendix A:
Non-GAAP Financial Measures

PROXY SUMMARY

This section highlights information that we discuss in more detail in this Proxy Statement. As it is only a summary, we encourage you to read the entire Proxy Statement before you vote.

Annual Meeting of Stockholders Date: Thursday, July 23, 2026 Time: 9:30 A.M. (Eastern Daylight Time) Location: The Triple Crown Room Churchill Downs 700 Central Avenue Louisville, Kentucky 40208 Date of Distribution: The Notice of Annual Meeting of Stockholders, Proxy Statement, Integrated Annual Report, and proxy card will first be made available or mailed on or about June 18, 2026.

Proposals for Stockholder Voting

PROPOSAL	OUR BOARD’S VOTING RECOMMENDATIONS	WHERE TO FIND DETAILS

Election of eleven director nominees	FOR all nominees	Pages 20-25

Advisory vote to approve the compensation of the Company’s named executive officers	FOR the proposal	Page 29

Ratification of the selection of the independent registered public accounting firm for fiscal 2027	FOR ratification	Page 30

In addition, stockholders may be asked to vote on any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Performance and Compensation Highlights

At Brown-Forman, we believe that to deliver the best value for our stockholders we need to attract, motivate, reward, and retain a talented and dynamic team of executives. We believe that our executive compensation program, described in this Proxy Statement, allows us to do just that by linking executive pay to our Company’s performance, both during the most recent fiscal year and over time.

The charts on page 33 compare basic trends in our Company’s performance with trends in the compensation of our President and Chief Executive Officer, Lawson E. Whiting. We use a variety of financial measurements to show the long-term value that strong leadership generates for our stockholders.

6

Our Director Nominees to the Board

Our Board of Directors is asking the holders of the Company’s Class A common stock to vote on the election of the eleven director nominees named below. Each director nominee was recommended by the Corporate Governance and Nominating Committee and nominated by the Board of Directors. You can find more details about each director nominee’s experience, qualifications, attributes, and skills under “Proposal 1: Election of Directors” beginning on page 20.

BOARD NOMINEES	COMMITTEE MEMBERSHIP AS OF APRIL 30, 2026

Nominee Name & Occupation	Director Since	Director Category	Audit	Comp	Corp Gov & Nom	Exec

Campbell P. Brown Former Chairman of the Board and former Executive Officer, Brown-Forman Corporation	2016	BF

Elizabeth M. Brown Former President, Dendrifund, Inc.	2023	BF

Mark A. Clouse President, Washington Commanders	2022	I		●

Marshall B. Farrer Chairman of the Board and former Executive Vice President, Chief Strategic Growth Officer, Brown-Forman Corporation	2016	BF			●	C

W. Austin Musselman, Jr. Managing Member, White Oak Investments LLC, and Owner and Manager, Ashbourne Farms	2024	BF

Michael J. Roney Retired Chief Executive Officer, Bunzl plc	2014	I	C		●

Jan E. Singer Former Chief Executive Officer, J.Crew	2022	I		C	●

Tracy L. Skeans Chief Operating Officer and Chief People & Culture Officer, Yum! Brands, Inc.	2018	I		●	C

Elizabeth A. Smith Executive Chair, Revlon Group Holdings LLC	2023	I	●

Michael A. Todman Retired Vice Chairman, Whirlpool Corporation	2014	I	●		●	●

Lawson E. Whiting President and Chief Executive Officer, Brown-Forman Corporation	2018	M				●

BF=Brown Family Director M=Management Director I=Independent Director C=Committee Chair ●=Committee Member

“Our theme this year, ‘In our own words,’ reflects our steadfast commitment to authenticity as we balance our deep heritage with the innovation required to lead an evolving industry. Driven by bold route-to-consumer transformations, meaningful innovation, and an exceptionally talented team, we delivered performance near the top of our industry. We move into a new fiscal year as a more agile, resilient organization, focused on executing with excellence to drive long-term shareholder value.”

— Lawson E. Whiting, President and Chief Executive Officer

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	7

ANNUAL MEETING INFORMATION

About Your Proxy Materials

Our Board of Directors (the Board) is requesting, or “soliciting,” proxies for our Annual Meeting of Stockholders to be held on Thursday, July 23, 2026 (the Annual Meeting). This means that you can vote your shares “by proxy” at the Annual Meeting by telling us how to vote your shares, even if you cannot attend the Annual Meeting.

The information in this Proxy Statement and the accompanying materials will help you decide how to vote on the matters we will consider at the Annual Meeting. We began mailing this Proxy Statement and the accompanying materials, and also made them available online, on or about June 18, 2026, to holders of record of our Class A and Class B common stock at the close of business on June 9, 2026, which is the “record date” for the Annual Meeting.

The Notice of Annual Meeting, Proxy Statement, and Integrated Annual Report, which includes our Annual Report on Form 10-K for fiscal 2026, are available at investors.brown-forman.com and at proxyvote.com. You can request additional printed copies at any time using the contact information below.

Contact Information

For information about your stock ownership or other stockholder services, please contact Investor Relations by telephone at (502) 774-6862, by e-mail at Investor_Relations@b-f.com, or by mail at Brown-Forman Corporation, 850 Dixie Highway, Louisville, Kentucky 40210.

Please let us know as soon as possible how you would like your shares voted. See "How to Vote" on the next page for details.

Reducing Duplicate Mailings

The Securities and Exchange Commission (SEC) permits us to deliver a single Proxy Statement and Integrated Annual Report to stockholders who share the same address and last name. This helps us reduce our printing costs, postage fees, and the environmental impact of our Annual Meeting. However, even if your household receives only one Proxy Statement and Integrated Annual Report, each holder of the Company’s Class A common stock will receive an individual proxy card. If you would like to enroll in this “householding” process, or if your household is already enrolled but you prefer to opt out of householding for next year, please inform us using the Investor Relations contact information in the prior section and we will promptly fulfill your request.

Attending the Annual Meeting

Although only holders of the Company’s Class A common stock may vote at the Annual Meeting, holders of both the Company’s Class A and Class B common stock who owned their shares as of the record date (or their legal proxies) are welcome to attend the Annual Meeting.

If you plan to attend the Annual Meeting, please register by July 8, 2026, online at ams.b-f.com or by contacting Investor Relations. Please bring a photo ID and, if your shares are registered in the name of a bank, broker, or other holder of record, documentation (such as the voting instruction form that was sent to you or a brokerage statement) to show that you were a stockholder at the close of business on the record date for the Annual Meeting. The meeting facility will open at 8:30 A.M. (Eastern Daylight Time) on Thursday, July 23, 2026, for registration and check-in, and the Annual Meeting will start at 9:30 A.M. (Eastern Daylight Time).

If you cannot attend the Annual Meeting, a recording of the meeting will be posted to our Investor Relations website at investors.brown-forman.com within 24 hours following the Annual Meeting.

8

Voting

Who May Vote

If you held shares of Class A common stock at the close of business on the record date, you (or your legal proxy) can vote at the Annual Meeting. At the close of business on the record date, there were 168,480,849 shares of Class A common stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock is entitled to one vote.

If you purchased Class A common stock after the record date, you can vote those shares only if you receive a proxy to do so from the person who held the shares on the record date. If you receive more than one proxy card or voting instruction form, you should complete, sign, date, and return each one (or follow the telephone or online voting instructions) because each card represents different shares.

At the close of business on the record date, there were 290,383,416 shares of Class B common stock outstanding. Class B shares are not entitled to vote.

How to Vote STOCKHOLDERS OF RECORD. If your shares are registered directly in your name with our stock transfer agent, Computershare, you are considered the "stockholder of record" of those shares. If you are a stockholder of record of Class A common stock, you can give a proxy to be voted at the Annual Meeting: by telephone by calling (800) 690-6903 online at proxyvote.com by completing, signing, dating, and mailing the enclosed proxy card in the envelope provided.

Even if you plan to attend the Annual Meeting, we encourage you to submit a proxy in advance. If you are voting by telephone or online, we must receive your proxy by 11:59 P.M. (Eastern Daylight Time) on Wednesday, July 22, 2026, to ensure your vote is recorded. To override a proxy or change your voting instructions, see “Changing Your Vote” on the next page.

The telephone and online voting procedures are designed to authenticate your identity, enable you to give voting instructions, and confirm that your instructions are recorded properly. Your proxy will authorize the individuals named on the proxy card to vote your shares as you direct. These individuals can also vote your shares as they see fit on any other matter properly presented for a vote at the Annual Meeting. If for any reason a director nominee is not available to serve, the individuals named as proxy holders can vote your shares at the Annual Meeting for another nominee. The proxy holders for this year’s Annual Meeting are Marshall B. Farrer, Lawson E. Whiting, and Michael E. Carr, Jr.

If you are a stockholder of record and you sign and return your proxy card (or give your proxy by telephone or online) without specifying how you want your shares voted, our proxy holders will vote your shares “FOR” the election of each of the director nominees to the Board, “FOR” the approval of the nonbinding advisory resolution on the compensation of our named executive officers, and “FOR” the ratification of the selection of the independent registered public accounting firm for fiscal 2027. If any other matter properly comes before the Annual Meeting, the proxy holders will vote your shares as recommended by the Board or, if no recommendation is given, using their own discretion.

You can also vote in person at the Annual Meeting. For more information about how to attend the Annual Meeting, please see “Attending the Annual Meeting” on page 8.

“STREET NAME” STOCKHOLDERS. If your shares are held in a stock brokerage account or by a bank (known as holding shares in “street name”), you have the right to instruct your broker or bank how to vote your shares, and the broker or bank must vote as you direct. To provide those instructions by mail, please complete, sign, date, and return your voting instruction form in the accompanying postage-paid envelope. Or, if the broker or bank that holds your shares offers online or telephone voting, you will receive information about how to submit your voting instructions using those methods.

If you are a street name stockholder, and you do not instruct your broker how to vote your shares, your broker can vote your shares only under limited circumstances. Under the rules of the New York Stock Exchange (NYSE), brokers that hold your shares can generally use their discretion to vote on “routine” matters but not on “non-routine” matters. While the ratification of the selection of the independent registered public accounting firm for fiscal 2027 is considered a “routine” matter, the election of directors and the advisory vote to approve the compensation of our named executive officers are considered “non-routine” matters. If your broker does not receive voting instructions from you on how to vote your shares on “non-routine” matters and you do not vote on such matters at the Annual Meeting, your shares will not be voted on such matters. (This is known as a “broker non-vote.”)

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	9

Changing Your Vote

If you are a stockholder of record, you can change your vote by submitting another proxy by telephone or online, by mailing another properly signed proxy card bearing a later date than your original one, or by attending the Annual Meeting and casting your vote during the Annual Meeting. You also may revoke a proxy that you previously provided by delivering timely written notice of revocation to our Secretary, at Brown-Forman Corporation, 850 Dixie Highway, Louisville, Kentucky 40210, or at BFSecretary@b-f.com.

If you hold your shares in street name and you wish to change or revoke your voting instructions, please refer to the materials your broker or bank provided to you for instructions.

Quorum Requirements

Your vote is important. We can conduct business at the Annual Meeting only if a quorum, meaning a majority of the outstanding shares of Class A common stock at the close of business on June 9, 2026, is present or represented by proxy. Holders of Class A common stock who attend the Annual Meeting in person or submit a valid proxy or voting instructions are counted as present for purposes of establishing a quorum. Broker non-votes are also counted as present for purposes of establishing a quorum.

VOTES NEEDED FOR APPROVAL

Proposal	Voting Standard	Effect of abstentions and broker non-votes

Election of directors	Nominees who receive a majority of the Class A votes cast (the number of shares voted “FOR” the nominee exceeds the number of shares voted “AGAINST” that nominee) will be elected.	No effect.

Advisory vote to approve the compensation of the Company’s named executive officers	A majority of the Class A shares present (in person or represented by proxy) and entitled to vote on the subject matter must vote “FOR” the approval of the compensation of our named executive officers.	Abstentions are equivalent to votes “AGAINST” the proposal.
Broker non-votes have no effect.

Ratification of the selection of the independent registered accounting firm for fiscal 2027

A majority of the Class A shares present (in person or represented by proxy) and entitled to vote on the subject matter must vote “FOR” the ratification of the selection of the independent registered public accounting firm.

Abstentions are equivalent to votes “AGAINST” the proposal.
Brokers can vote on this proposal without receiving instructions from the stockholder.

Dividend Reinvestment and Employee Stock

Purchase Plan Shares

Shares of Class A common stock held in Brown-Forman’s dividend reinvestment and employee stock purchase plans are included in your holdings and are reflected on your proxy card. These shares will be voted as you direct.

Announcement of Voting Results

We intend to announce the preliminary voting results at the Annual Meeting. In addition, we will report the final voting results by filing a Form 8-K with the SEC within four business days following the Annual Meeting.

Proxy Solicitation Expenses

Brown-Forman pays the cost of soliciting proxies. Our directors, officers, and other employees may solicit proxies in person or by regular mail, email, phone, or online. These individuals will not receive additional compensation for soliciting proxies. We will, however, reimburse banks, brokers, nominees, and other fiduciaries for their reasonable charges and expenses incurred in forwarding our proxy materials.

10

CORPORATE GOVERNANCE

Our Board of Directors

The Board oversees the performance of our senior management team, which is responsible for leading and operating Brown-Forman’s business. The Board’s primary responsibilities include overseeing our corporate strategy; financial condition; executive compensation policies and practices; enterprise risk management; and retaining, evaluating, and planning for the succession of the Chief Executive Officer and Chairman of the Board. The Board may hire independent advisors to help it perform its duties.

BROWN-FORMAN IS A "CONTROLLED COMPANY." As a publicly listed, family-controlled company, members of our controlling stockholder family, the Brown family, participate directly on our Board. We believe this governance structure aligns with long-term interests of stockholders because Brown family members bring a multigenerational ownership perspective to our Board. This alignment is sustained by a careful balancing of the roles of our Board, management, and our stockholders—including the Brown family.

Selection of Directors

In evaluating candidates for Board membership, the Corporate Governance and Nominating Committee seeks directors who will represent the best long-term interests of the Company and all of its stockholders. We believe all Brown-Forman directors should possess the highest personal and professional ethics, integrity, and values. Brown-Forman directors should have good judgment, candor, civility, business courage, experience with similar businesses or other organizations of comparable or larger size, and a lack of conflicts of interest. We also believe that we benefit from having a significant number of independent directors despite the fact that, as a “controlled company,” we are not required to have a majority of independent directors. See “Our Independent Directors” on the next page to learn more.

The goal is to maintain a well-balanced board composition that combines a range of experiences, backgrounds, skills, and perspectives, enabling the Board to guide Brown-Forman effectively in the pursuit of our strategic objectives. In evaluating potential Board candidates, the Corporate Governance and Nominating Committee considers a variety of factors, such as an individual’s independence, experience (business, professional, and/or public service), relevant industry knowledge, relationships, business judgment, financial expertise, international experience, leadership skills, time availability, and familial relation to our controlling family stockholders.

The Corporate Governance and Nominating Committee occasionally hires independent search firms to help identify potential Board candidates. The Board has not adopted a formal policy regarding candidates nominated by stockholders because the Corporate Governance and Nominating Committee believes its process for identifying and selecting Board members is appropriate and effective. Stockholders wishing to suggest director candidates to the Corporate Governance and Nominating Committee for consideration must submit a written notice to our Corporate Secretary following the procedures set forth in this Proxy Statement under “Communication with our Board” on page 16. Any director candidates submitted by stockholders will be evaluated in the same manner as all other director candidates.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	11

Board Composition

How Our Controlled-Company Status Affects Our Board

Our Board has determined that Brown-Forman is a “controlled company” under NYSE rules because more than 50% of our Class A voting stock is held by members of the Brown family or entities they control, such as Wolf Pen Branch, LP. As a controlled company, we are not required to have a majority of independent directors, a fully independent nominating/corporate governance committee, or a fully independent compensation committee. However, as a matter of good corporate governance, the Board has voluntarily chosen to have a majority of independent directors and a compensation committee composed entirely of directors who meet the NYSE’s heightened independence standards for compensation committee members. Our Board does not have a fully independent nominating/corporate governance committee. We fully comply with NYSE requirements regarding the independence and qualifications of our Audit Committee members.

Our Independent Directors

We recognize the value of having independent directors. Under NYSE listing rules, a director qualifies as “independent” if the board of directors determines the director has no “material relationship” with the Company. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships. While the focus is on independence from management, our Board considers all relevant facts and circumstances in making an independence determination.

Our Board has determined that the following six of our eleven director nominees are independent under NYSE standards: Mark A. Clouse, Michael J. Roney, Jan E. Singer, Tracy L. Skeans, Elizabeth A. Smith, and Michael A. Todman.

The Board has determined that Lawson E. Whiting is not independent because he is a member of Brown-Forman management. The Board elected not to make a determination with respect to the independence of Campbell P. Brown, Elizabeth M. Brown, Marshall B. Farrer or W. Austin Musselman, Jr.

Our Brown Family Directors

The Board believes it serves the interests of our stockholders for Brown family members to be actively engaged in the oversight of Brown-Forman. Through participation on the Board, Brown family directors can contribute their long-term perspective to every matter the Board considers. Brown family directors also serve as a link between the Board and the controlling family stockholders.

Board service also allows the Brown family to actively oversee their investment in the Company. Currently, the Brown family directors are Campbell P. Brown, Elizabeth M. Brown, Marshall B. Farrer, and W. Austin Musselman, Jr.

Our Management Director

The Board believes it is important, from a corporate governance standpoint, for management to be represented on the Board. Currently, Lawson E. Whiting serves in dual roles as a Board member and Brown-Forman executive.

FOLLOWING THE ANNUAL MEETING:

Tenure on Board Age Mix Composition 5 0-5 years 2 6-10 years 4 10+ years 7 directors are age 53-60 4 directors are age 61+ 6 Independent 4 Brown Family 1 Management

12

Brown-Forman Director Nominees BF MARSHALL B. FARRER Chairman of the Board and former Executive Vice President, Chief Strategic Growth Officer, Brown-Forman Corporation BF CAMPBELL P. BROWN Former Chairman of the Board and former Executive Officer, Brown-Forman Corporation BF ELIZABETH M. BROWN Former President, Dendrifund, Inc. I MARK A. CLOUSE President, Washington Commanders BF W. AUSTIN MUSSELMAN, JR. Managing Member, White Oak Investments LLC, and Owner and Manager, Ashbourne Farms I MICHAEL J. RONEY Retired Chief Executive Officer, Bunzl plc I JAN E. SINGER Former Chief Executive Officer, J.Crew I TRACY L. SKEANS Chief Operating Officer and Chief People & Culture Officer, Yum! Brands, Inc. I ELIZABETH A. SMITH Executive Chair, Revlon Group Holdings LLC I MICHAEL A. TODMAN Retired Vice Chairman, Whirlpool Corporation M LAWSON E. WHITING President and Chief Executive Officer, Brown-Forman Corporation I=Independent BF=Brown Family M=Management 2026 Proxy Statement and Notice of Annual Meeting of Stockholders 13

Leadership Structure CHAIRMAN OF THE BOARD Marshall B. Farrer, a Brown family member, has served as Chairman of the Board since 2025. PRESIDENT AND CHIEF EXECUTIVE OFFICER Lawson E. Whiting has served as President and Chief Executive Officer since 2019. LEAD INDEPENDENT DIRECTOR Michael A. Todman has served as Lead Independent Director since 2023.

Chairman of the Board

Our Board believes that the decision to separate or combine the roles of Chairman of the Board and Chief Executive Officer should depend largely upon the identity of the Chief Executive Officer and the composition of the Board at the time. For this reason, the Board does not have a policy on separation of these roles. However, we have had a separate Chairman of the Board and Chief Executive Officer since 2007.

We believe that Brown-Forman’s governance structure is served by our relationship with our controlling family stockholders, the Brown family, who participate directly on our Board. We believe this governance structure aligns with long-term interests of stockholders, given the multigenerational ownership perspective that Brown family members bring to our Board. As part of this approach, the Chairman of the Board historically has been a member of the Brown family and plays an important role in maintaining a long-term growth perspective. The Board considers this practice so meaningful that Mr. Farrer was asked to relinquish his executive leadership position in fiscal 2026 in order to assume the role of Chairman.

The duties of the Chairman of the Board include presiding over and managing the meetings of the Board and the annual meeting of stockholders; setting the agenda for each Board meeting and consulting with management and the Lead Independent Director regarding materials to be presented to the Board; setting the agenda and leading executive sessions of the full Board and of family directors; supporting a strong Board culture of open dialogue, information flow, and constructive feedback among the Board and management; facilitating communication among the Board, management, and stockholders, including the Brown family and entities they control; encouraging director participation; representing the Company at both internal and external events to help further our strategic goals and to promote our business, brands, culture, values, and goodwill; developing and maintaining relationships with industry leaders, members of other corporate boards, and other family-controlled companies; supporting the Company’s public affairs efforts by serving as a Company representative at the national, state, and local levels; and collaborating with the Lead Independent Director, Committee Chairs, and Chief Executive Officer on critical Board-related items, including critical strategic issues and capital deployment. When the roles are separated, the Chairman of the Board also acts as an advisor to the Chief Executive Officer on strategic aspects of Brown-Forman’s business and performs other duties as prescribed by the Board.

Lead Independent Director

When a director who has not been determined to be independent is also the Chairman of the Board, as is currently the case, the Board may select one independent director (after considering the recommendation of the Corporate Governance and Nominating Committee) to serve as Lead Independent Director. The Lead Independent Director, if any, is elected annually. Michael A. Todman has served in this role since July 2023.

The Lead Independent Director’s responsibilities include, in consultation with the Chairman of the Board and the Chief Executive Officer, reviewing and approving Board agendas and meeting schedules to assure sufficient time is allotted for discussion; calling meetings of the independent or non-management directors; chairing executive sessions attended solely by independent directors; facilitating open communications among directors and with management between Board meetings and helping directors reach consensus on important matters; serving as liaison between the Chairman of the Board and the independent and non-management directors; being available for consultation and direct communication upon the reasonable request of major or long-term stockholders; playing a leadership role in contingency and succession planning; and performing such other duties as the Board may delegate.

In fiscal 2026, there was at least one executive session attended only by our independent directors.

President and Chief Executive Officer

As President and Chief Executive Officer of Brown-Forman, Lawson E. Whiting is our highest-ranking executive officer and is responsible for Brown-Forman’s strategy, operations, and performance. Mr. Whiting also serves as a director on our Board.

Why the Board Chose This Leadership Structure

The Board determined that this leadership structure currently serves the best interests of Brown-Forman and all of its stockholders. Having a Brown family member serve as Chairman of the Board reflects the fact that Brown-Forman is controlled by the Brown family. In addition, the division of responsibilities allows the Chairman of the Board to focus on Board governance and leading the Board in its fundamental role of providing oversight and guidance regarding the business, strategy, and operations of the Company, while the Chief Executive Officer can concentrate on managing the Company and providing the Board comprehensive insight into Brown-Forman’s business. The Lead Independent Director provides leadership to and fosters coordination among our independent directors, encouraging them to bring their outside perspectives to the Board.

14

Board Guidelines and Procedures

Corporate Governance Guidelines

The Board believes transparency is a hallmark of good corporate governance. To that end, the Board has adopted Corporate Governance Guidelines that provide a framework for the Board to exercise its duties. Among other things, these guidelines contain policies and requirements regarding director qualifications, director tenure, director responsibilities, meetings and attendance, committee composition and responsibilities, director compensation, and director access to management and independent advisors. The Corporate Governance Guidelines are published on our website at brown-forman.com/leadership-and-governance under the “Charters and Policies” heading.

Board and Committee Self-Assessment

The Corporate Governance Guidelines require the Board to conduct an annual self-assessment. Each Board committee (except the Executive Committee) also annually assesses how it performed during the preceding twelve-month period. These assessment procedures vary and may include member questionnaires that call for both quantitative responses and free-ranging comments, member interviews with an independent consultant to identify themes that emerge, or both.

Director Service on Other Boards

The Board recognizes that its members benefit from the experience of serving on the boards of other companies or nonprofit entities. The Board encourages that service, with the understanding that our directors must also have enough time for their work with Brown-Forman. The Corporate Governance Guidelines state that any director who is employed full-time should not serve on more than two public company boards in addition to the Brown-Forman Board, which includes the board of any public company at which a director is employed. Directors who are not employed full-time may serve on up to three public company boards in addition to the Brown-Forman Board. Directors must inform the Chairman of the Board, the Lead Independent Director, the Chair of the Corporate Governance and Nominating Committee, or the Secretary of the Board or of the Corporate Governance and Nominating Committee, as soon as practicable that they will be, or have been, elected to serve on an additional public company board.

Director Service and Tenure Limits

The Board is authorized to fix the size of the Board at a number between three and seventeen members. Directors are elected each year at the Annual Meeting of Stockholders by a majority of the votes cast by holders of our Class A common stock. Once elected, a director holds office until the next Annual Meeting of Stockholders or until a successor is elected and qualified, unless the director first resigns, retires, or is removed.

Under the Corporate Governance Guidelines, a director may not stand for reelection to the Board at the Annual Meeting of Stockholders following his or her 15th anniversary on the Board. Members of the controlling Brown family elected to the Board can serve up to nine years. The Lead Independent Director and each Committee Chair is limited to a term of five consecutive years in each such role. No director, except the Chairman of the Board, may sit on any committee for longer than seven consecutive years. If recommended by the Corporate Governance and Nominating Committee, these directorship and Committee membership term limits may be waived by the affirmative vote of at least two-thirds of the full Board, excluding the affected director, upon a finding that such continued service would be of significant benefit to the Company. Mr. Brown and Mr. Todman (for continued service on the Audit Committee) each received waivers for their continued service by an affirmative vote of all members of the Board, excluding, in each case, Mr. Brown or Mr. Todman, respectively. The Board determined that granting these waivers is of significant benefit to the Company and its shareholders. For Mr. Brown, his continued service ensures the retention of critical institutional knowledge and deep operational familiarity with the Company’s long-term strategy during the Chairman transition phase. For Mr. Todman, his extended tenure on the Audit Committee provides vital continuity and specialized financial oversight. His deep understanding of the Company’s risk management frameworks and historical financial practices is invaluable to the Committee’s ongoing vigilance and regulatory compliance. Furthermore, the Board reviewed Mr. Todman’s external commitments and determined that he has the time and capacity to fulfill his responsibilities as Lead Independent Director and Audit Committee member, noting his attendance of 91% of meetings in fiscal 2026.

The Chief Executive Officer may serve on the Board for the duration of his or her tenure as Chief Executive Officer. The Chairman of the Board, and Brown family directors who are employed by the Company, may continue to serve on the Board as long as the Board considers such service to be in the best interests of all stockholders upon affirmative vote of at least two-thirds of the full Board, excluding the affected director.

Board Meetings

The Board held seven meetings during fiscal 2026. All directors are expected to attend the Annual Meeting, all Board meetings, and all meetings of each committee on which they serve, unless they have an appropriate reason why they cannot attend. All current directors attended 91% or more of the aggregate meetings of the Board and committees on which they served during fiscal 2026. All current directors attended the 2025 Annual Meeting of Stockholders.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	15

Communication with Our Board

Stockholders and other interested parties may communicate with our directors, including the non-management directors or the independent directors as a group, by writing to our Secretary, at 850 Dixie Highway, Louisville, Kentucky 40210, or at BFSecretary@b-f.com. The Secretary’s office will forward appropriate written communications to the individual director or group of directors to whom they are addressed, with copies to all other directors. We generally will not forward to directors a stockholder communication that the Secretary determines to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Brown-Forman.

Board Committees

Our Board has four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Executive Committee. Each Board committee operates under a written charter that is posted on our website at brown-forman.com/leadership-and-governance under the “Charters and Policies” heading.

AUDIT COMMITTEE

The Audit Committee is responsible for overseeing Brown-Forman’s financial statements, system of internal accounting and financial controls, policies and processes for assessment and management of enterprise risks, compliance with legal and regulatory requirements, and the internal audit function. In addition, the Audit Committee is solely responsible for the appointment, replacement, and compensation of the independent registered public accounting firm and oversees its qualifications, independence, and performance. The Audit Committee’s responsibilities include preparing the Audit Committee Report that appears on page 68 of this Proxy Statement.

Audit Committee members must satisfy director independence standards prescribed by the NYSE and mandated by the applicable rules of the SEC. Each member of our Audit Committee satisfies all of these heightened independence standards. The Board has determined that each member of our Audit Committee is “financially literate” within the meaning of NYSE rules, and that Messrs. Roney and Todman each are an “audit committee financial expert” under SEC rules.

COMMITTEE MEMBERS • Michael J. Roney (Chair) • Elizabeth A. Smith • Michael A. Todman Met nine times in fiscal 2026

COMPENSATION COMMITTEE

The Compensation Committee is responsible for determining the compensation of the Chief Executive Officer and other executive officers, recommending market-competitive compensation for the Board, approving incentive compensation plans and changes to such plans for the Chief Executive Officer and other executive officers, assisting the Board in its oversight of risk related to compensation policies and practices, overseeing the preparation of the Compensation Discussion and Analysis section of this Proxy Statement, and preparing the Compensation Committee Report that appears on page 31 of this Proxy Statement.

The Compensation Committee has hired an independent advisor to provide independent advice on executive and director compensation matters. For additional information on the services provided by the independent advisor, as well as the Compensation Committee’s processes and procedures for considering and determining executive compensation, please see the Compensation Discussion and Analysis, which begins on page 32.

Each member of the Compensation Committee qualifies as an independent director under NYSE listing standards (including the heightened independence standards for compensation committee members of non-controlled companies) and as a “non-employee director” under SEC rules. The Board specifically considered factors relevant to the ability of these directors to be independent from management in connection with Compensation Committee service.

COMMITTEE MEMBERS • Jan E. Singer (Chair) • Mark A. Clouse • Tracy L. Skeans Met five times in fiscal 2026

16

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The Corporate Governance and Nominating Committee’s responsibilities include helping the Board identify, recruit, and recommend appropriate candidates to serve as directors; reviewing and recommending qualifications, skills, qualities, and other criteria for new directors; reviewing our corporate governance principles periodically and informing the Board of developments in corporate governance and best practices, taking into account the long-term best interests of all stockholders and our controlled-company status; overseeing the risks related to succession planning, coordinating and overseeing Chief Executive Officer succession planning, and reviewing with the Chief Executive Officer succession planning for other senior executive officers; assisting the Board with the annual performance and processes evaluation of the Board, its committees, and management; reviewing and recommending to the Board policies for director retirement and service on multiple public company boards and committees; reviewing and overseeing the company’s political activities and contributions; reviewing the Company’s corporate social responsibility actions and the work of the Brown-Forman Foundation; and overseeing the risks related to environmental, social, and governance matters. All of the Corporate Governance and Nominating Committee members are independent under NYSE listing standards except Marshall B. Farrer.

COMMITTEE MEMBERS • Tracy L. Skeans (Chair) • Marshall B. Farrer • Michael J. Roney • Jan E. Singer • Michael A. Todman Met five times in fiscal 2026

EXECUTIVE COMMITTEE

The Executive Committee consists of the Chief Executive Officer, the Chairman of the Board (if separate from the Chief Executive Officer), and one or more other directors as determined by the Board from time to time. During fiscal 2026, the Lead Independent Director also served on the Executive Committee. The Board can change the Executive Committee membership, fill vacancies, or dissolve the Committee at any time. The Executive Committee may exercise all of the powers of the Board, subject to certain exceptions specified in our By-laws or Delaware law. However, traditionally, the Executive Committee acts only when exercising a power the Board has specifically delegated, when there is an emergency, or when the issue does not warrant the full Board’s attention.

In addition, the members of the Executive Committee have historically communicated and met informally, sometimes with Brown-Forman’s General Counsel and Secretary, to engage in strategic planning of Board activities and agenda topics, to stay ahead of various issues on behalf of the full Board, and to review recent Board meetings.

COMMITTEE MEMBERS • Marshall B. Farrer (Chairman) • Michael A. Todman • Lawson E. Whiting Did not meet in fiscal 2026

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	17

Board’s Role in Risk Oversight

The Board believes its current leadership structure best enables it to fulfill its risk oversight function. Our Corporate Governance Guidelines require the Board to implement appropriate processes for managing enterprise risk, as this is an integral part of the strategic planning process. The Board regularly and actively considers how strategic decisions affect Brown-Forman’s risk profile.

While the Board has ultimate oversight responsibility for the enterprise risk management process, certain committees also have specific roles. During fiscal 2026, the Board’s committees assisted with the responsibilities listed below:

These committees meet periodically with members of management and outside advisors, as necessary, and report to the Board regularly on their risk oversight and mitigation activities. In addition, management’s Disclosure Controls Committee and Risk Committee both play an integral role in making sure that relevant risk-related information is reported to senior management and the Board as directly and quickly as possible.

" Audit Committee. Overseeing the integrity of the Company's financial statements and financial reporting processes; overseeing our policies and processes on enterprise risk assessment, risk management, and compliance, including technology and information risk; overseeing our most significant financial reporting and accounting control risks and management's monitoring and management of those risks; and, together with the Corporate Governance and Nominating Committee, overseeing environmental, social, and governance disclosures and related risks. " Compensation Committee. Overseeing risks related to compensation programs, policies, and practices. " Corporate Governance and Nominating Committee. Overseeing risks related to corporate governance, board composition, and succession planning for the Chief Executive Officer and the Chairman of the Board; overseeing the Company's political contributions, activities, and related policies; and, together with the Audit Committee, overseeing risks related to environmental, social, and governance matters.

Best Practices

We believe good corporate governance is essential to long-term success. As regulations change, we review our corporate governance practices and adopt those practices that we believe are in the best interests of Brown-Forman and all of its stockholders.

Code of Conduct and Code of Ethics for Senior Financial Officers

The Brown-Forman Code of Conduct outlines the ethical behavior we expect of all our employees and directors. Our Code of Ethics for Senior Financial Officers makes clear that we expect that all our financial, accounting, reporting, and auditing activities will be conducted in strict compliance with all applicable rules and regulations and will conform to the highest ethical standards. We encourage our employees to speak up when aware of a potential Code of Conduct violation, and we provide multiple channels for doing so—including anonymously. For links to the Code of Conduct, including reporting channels, and the Code of Ethics for Senior Financial Officers, please visit the Leadership & Governance page of our website at brown-forman.com/leadership-and-governance.

Disclosure Controls Committee

The Disclosure Controls Committee is composed of members of management. This committee has established controls and procedures designed to facilitate information we may be required to disclose being gathered and communicated to the committee, that all required disclosures are timely and accurate, and to assist with compliance with SEC Regulation FD (Fair Disclosure).

Risk Committee

The Risk Committee is composed of members of management and is responsible for identifying, evaluating, and prioritizing potential risks that the Company may face. It decides what actions to take and resources to use to minimize, monitor, and control the likelihood or effect of those risks to help ensure the best outcome. The Risk Committee creates and maintains the list of risks (risk register), facilitates risk prioritization, identifies the individuals and teams responsible for mitigating risks, and ensures that plans are in place to mitigate Brown-Forman’s most significant risks. The Vice President, Director of Risk and Security reports on behalf of the Risk Committee to the Audit Committee about procedures, risk ranking results, and risk mitigation. In addition, the Risk Committee reports to the Board at least annually on the top risks facing Brown-Forman and updates the Board periodically on the plans to mitigate those risks.

18

Government Relations Activities

Policymakers’ decisions have a significant impact on our business, stockholders, employees, communities, customers, suppliers, and industry. As a result, we seek to engage with and educate elected and appointed officials about our business, operations, industry, Company, products, and the communities we serve. We spend time and money on these efforts, and we believe that our stockholders want to stay informed about these activities. Disclosure is also critical to our compliance with the laws, regulations, reporting obligations, and Company policies related to our participation in the political process. Our Political Engagement and Contributions Policy provides more information about the principles that govern these matters and includes disclosures about our political contributions. This policy can be found on the Leadership & Governance page of our website at brown-forman.com/leadership-and-governance.

We encourage you to read the policy to learn more about our political activity. Our disclosures include a list of the Company’s memberships in certain trade associations, any Section 527 and 501(c)(4) contributions, political action committee contributions, and our governance of those contributions.

Our Controlling Family Stockholders

Brown-Forman has an engaged family stockholder base with a long-term ownership perspective. We believe our status as a publicly traded, family-controlled company contributes to our growth and ability to create long-term value for all stockholders. Management interacts with Brown family members in a manner consistent with all applicable laws and regulations. We actively cultivate our relationship with the Brown family and entities they control, through a variety of channels, as detailed below.

Brown-Forman/Brown Family Shareholders Committee

The Brown-Forman/Brown Family Shareholders Committee was established in 2007 and is currently co-chaired by Marshall B. Farrer and Lawson E. Whiting. The Brown-Forman/Brown Family Shareholders Committee provides a forum for frequent, open, and constructive dialogue between Brown-Forman and its controlling family stockholders in accordance with all applicable laws and regulations. In addition, the committee engages the Brown family on topics of mutual interest, such as the Company and our industry, governance, ownership, environmental sustainability, philanthropy, and other related topics.

Director of Family Shareholder Relations

The Vice President, Director of Family Shareholder Relations, who is a Brown-Forman employee, works with other employees and Brown family members to develop and implement policies and practices designed to further strengthen the relationship and communication between Brown-Forman and the Brown family.

Brown Family Member Employees

At the end of fiscal 2026, Brown-Forman employed eight Brown family members in full-time positions, some of whom participate on management teams that oversee strategic and operational matters. Participation in these roles enables our Brown family employees to contribute their perspectives on the important issues we confront. In addition to their management contributions, the Brown family employees play a critical role in upholding Brown-Forman’s corporate culture.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	19

PROPOSAL 1:

ELECTION OF DIRECTORS

This section provides information about our eleven director nominees, including their ages as of the date of the Annual Meeting and the experience, qualifications, attributes, and skills that enable them to make valuable contributions to our Board and that led the Board to conclude that they should serve as directors of Brown-Forman. All nominees are current directors of Brown-Forman.

The Board unanimously recommends a vote “FOR” the election of each director nominee.

If any nominee becomes unable to serve before the Annual Meeting, the proxy holders may vote for a substitute nominee if the Board designates one. Additionally, in lieu of designating a substitute, the Board may reduce the number of directors. As of the date of this Proxy Statement, the Board believes each nominee is prepared to serve if elected.

Nominees

CAMPBELL P. BROWN, Director since 2016 — Age 58

CURRENT AND PAST POSITIONS

Positions with Brown-Forman and affiliates:

•

Chairman of the Board, 2021 to July 2025

•

Senior Vice President, President and Managing Director of Old Forester, our founding brand, 2015 to 2021

•

Led the wine and spirits portfolio in Canada and the Midwest region of the U.S.

•

Served in emerging markets in Asia and Europe

•

Various other positions over a 28-year career

•

Founding Member, Brown-Forman/Brown Family Shareholders Committee, 2007 to 2018; Co-Chair, 2021 to July 2025

QUALIFICATIONS AND SKILLS

•

Business and industry experience gained by serving in operational, management, and executive positions within Brown-Forman

•

Direct brand-building and premiumization experience leading the Old Forester brand, relevant to the Company’s core strategy of growing premium and super-premium American whiskey

•

International and emerging-markets operating experience (India, the Philippines, Türkiye), relevant to Brown-Forman’s geographic diversification priorities

•

Board leadership experience as the Company’s former Chairman, providing continuity in the recent transition of the Chairman role

•

Deep knowledge of family and corporate governance, developed over a 28-year career and through leadership roles within the Brown family

•

As a fifth-generation member of the controlling Brown family, contributes the multigenerational ownership perspective central to the Company’s long-term strategy

•

A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates his ability to represent the long-term interests of stockholders

OTHER DIRECTORSHIPS

•

Republic Bancorp. Inc. (Nasdaq: RBCAA), 2020 to 2021

•

Kentucky Distillers Association, 2016 to 2021

•

Republic Bank and Trust Company, 2008 to 2021

20

Nominees

ELIZABETH M. BROWN, Director since 2023 — Age 60

CURRENT AND PAST POSITIONS

Dendrifund, Inc. (an environmental sustainability foundation created by Brown-Forman and the Brown family), Former President and Director, 2019 to 2024

Jack Daniel’s Properties, Inc., Director since 2018

Owner and operator of various agribusiness ventures

QUALIFICATIONS AND SKILLS

•

More than 30 years building and operating agribusiness ventures, providing operational and entrepreneurial perspective relevant to Brown-Forman’s agricultural sourcing and supply chain

•

Leadership skills developed through service on significant community and philanthropic boards

•

Sustainability leadership as former President of Dendrifund, Inc., informing the Board’s oversight of the Company’s environmental and stewardship priorities

•

Governance experience and knowledge of Brown-Forman’s business as a director of Jack Daniel’s Properties, Inc. since 2018

•

As a fifth-generation member of the controlling Brown family, contributes the multigenerational ownership perspective central to the Company’s long-term strategy

MARK A. CLOUSE, Director since 2022 — Age 58

COMMITTEE • Compensation

CURRENT AND PAST POSITIONS

Washington Commanders, President since February 2025

Campbell Soup Company, President and Chief Executive Officer, 2019 to January 2025

Pinnacle Foods Inc., Chief Executive Officer, 2016 to 2018

Mondelēz International, Inc., Chief Commercial Officer, January to May 2016; Chief Growth Officer, 2014 to 2016; Executive Vice President North America, 2012 to 2014

QUALIFICATIONS AND SKILLS

•

Two decades of executive leadership in global consumer packaged-goods and branded businesses — including as CEO of Campbell Soup Company and Pinnacle Foods and in senior commercial roles at Mondelēz — directly relevant to Brown-Forman's brand-building and global commercial strategies

•

Expertise in corporate strategy, global marketing, global sales, research, development, and quality

•

Demonstrated experience driving growth and creating stockholder value through portfolio management and acquisitions, relevant to the Company’s priorities

OTHER DIRECTORSHIPS

•

Campbell Soup Company (NYSE: CPB), 2019 to January 2025

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	21

Nominees

MARSHALL B. FARRER, Director since 2016 — Age 55

COMMITTEES • Executive (Chairman) • Corporate Governance and Nominating

CURRENT AND PAST POSITIONS

Positions with Brown-Forman and affiliates:

•

Chairman of the Board since July 2025

•

Executive Vice President, Chief Strategic Growth Officer, 2024 to July 2025

•

Executive Vice President, Chief Strategic Growth Officer and President, Europe, 2023 to 2024

•

Senior Vice President, President, Europe, 2020 to 2022

•

Senior Vice President, Managing Director, Global Travel Retail and Developed APAC Region, 2018 to 2020

•

Senior Vice President, Managing Director, Global Travel Retail, 2015 to 2018

•

Vice President, Managing Director, Jack Daniel’s Tennessee Honey, 2014 to 2015

•

Other sales and marketing management positions over a 27-year Brown-Forman career

•

Founding Member, Brown-Forman/Brown Family Shareholders Committee, 2007 to 2018; Co-Chair since July 2025

QUALIFICATIONS AND SKILLS

•

Public company board experience as a former director of The Duckhorn Portfolio, Inc., and current Board leadership as Chairman

•

Business and industry experience gained from serving in operational, management, marketing, and executive positions within Brown-Forman and the beverage alcohol industry

•

Extensive international operations leadership across Europe, the Asia-Pacific region, and global travel retail — channels and geographies central to Brown-Forman’s growth and diversification strategy

•

As a fifth-generation member of the controlling Brown family, contributes the multigenerational ownership perspective central to the Company’s long-term strategy

•

A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates his ability to represent the long-term interests of stockholders

OTHER DIRECTORSHIPS

•

The Duckhorn Portfolio, Inc. (formerly NYSE: NAPA), May 2024 to January 2025

W. AUSTIN MUSSELMAN, JR., Director since 2024 — Age 54

CURRENT AND PAST POSITIONS

White Oak Investments LLC (private holding company that developed Haymarket, a retail chain of stores with an emphasis on locally-sourced products), Managing Member since 2005

Ashbourne Farms (fourth-generation working farm in La Grange, Kentucky), Owner and Manager since 1999

Highland Development Group Partners III LLC (residential real estate company), Owner and Manager since 2007

Brown-Forman and affiliates, Founding Member, Brown-Forman/Brown Family Shareholders Committee, 2007 to 2018

QUALIFICATIONS AND SKILLS

•

Extensive experience in family governance, business operations, and entrepreneurial management

•

Long-term enterprise stewardship as owner and manager of Ashbourne Farms and Highland Development Group, relevant to the Company’s land, agricultural, and capital asset oversight

•

Governance experience as a director of The Glenview Trust Company since 2018, bringing financial and fiduciary perspective

•

Experience serving on numerous civic and for-profit boards

•

As a fifth-generation member of the controlling Brown family, contributes the multigenerational ownership perspective central to the Company’s long-term strategy

•

A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates his ability to represent the long-term interests of stockholders

OTHER DIRECTORSHIPS

•

The Glenview Trust Company since 2018

•

The Brown-Forman Foundation, 2018 to 2021

22

Nominees

MICHAEL J. RONEY, Director since 2014 — Age 72

COMMITTEES • Audit (Chair) • Corporate Governance and Nominating

CURRENT AND PAST POSITIONS

Bunzl plc (a multinational distribution and outsourcing company), Chief Executive Officer, 2005 to 2016

QUALIFICATIONS AND SKILLS

•

Extensive senior management and executive leadership experience

•

Active board leadership, currently serving as chair of Next plc, giving the Board contemporary insight into governance and capital allocation at a large multinational consumer-facing company

•

Financial and audit oversight expertise; the Board has determined Mr. Roney qualifies as an “audit committee financial expert”

•

International mergers and acquisitions experience

•

Deep operating experience in multinational production, distribution, and operations, directly relevant to Brown-Forman’s global supply chain and route-to-market

•

International acquisitions experience relevant to the Company’s portfolio strategy

OTHER DIRECTORSHIPS • Next plc (FTSE 100), Chairman since 2017 • Grafton Group plc, 2016 to 2024 • Bunzl plc, 2003 to 2016 • Johnson Matthey plc, 2007 to 2014

JAN E. SINGER, Director since 2022 — Age 62

COMMITTEES • Compensation (Chair) • Corporate Governance and Nominating

CURRENT AND PAST POSITIONS

J. Crew, Former Chief Executive Officer, February 2020 to December 2020

Victoria’s Secret Lingerie, Chief Executive Officer, 2016 to 2019

Spanx, Inc., Chief Executive Officer, 2014 to 2016

Positions with Nike, Inc.:

•

Corporate Vice President Global Apparel,
2010 to 2014

•

Corporate Vice President Global Footwear, 2004 to 2010

QUALIFICATIONS AND SKILLS

•

Executive leadership experience with consumer retail organizations with global reach and complex operating structures, relevant to the Company’s global commercial strategies

•

Previous governance experience as an independent director for publicly listed companies

•

Deep knowledge of product creation, sourcing and manufacturing, innovation, merchandising, planning and allocation, marketing, brand development, and strategic growth planning, contributing insight to the Company’s brand-building strategies

•

Experience leading operations, commerce, sustainability, legal, and human resources functions

•

Strategic talent and organizational development expertise

OTHER DIRECTORSHIPS

•

Acushnet Holdings Corp. (NYSE: GOLF) since 2021

•

Kate Spade & Company, 2015 to 2017

•

Supernova Partners Acquisition Company III, Ltd. (formerly NYSE: STRE), 2021 to 2023

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	23

Nominees

TRACY L. SKEANS, Director since 2018 — Age 53

COMMITTEES • Corporate Governance and Nominating (Chair) • Compensation

CURRENT AND PAST POSITIONS

Positions with Yum! Brands, Inc. and affiliates:

•

Chief Operating Officer and Chief People & Culture Officer, Yum! Brands, Inc., since 2021

•

Chief Transformation and People Officer, Yum! Brands, Inc., 2016 to 2021

•

President, Pizza Hut International, 2014 to 2015

•

Chief People Officer, Pizza Hut Global, 2013 to 2014

•

Chief People Officer, Pizza Hut US, 2011 to 2013

QUALIFICATIONS AND SKILLS

•

Strong track record of business leadership overseeing transformation strategy, human resources, and corporate communications functions

•

Experience leading business transformation to build powerful brands and fuel sustainable results, directly relevant to the Company’s brand-building strategies

•

Executive leadership experience in global people capability strategies, giving the Board organizational development insight

•

Extensive accounting, treasury, and financial expertise, bringing financial perspective to the Board

ELIZABETH A. SMITH, Director since 2023 — Age 63

COMMITTEE • Audit

CURRENT AND PAST POSITIONS

Revlon Group Holdings LLC, Executive Chair since May 2023; Interim Chief Executive Officer, 2023 to November 2024

Positions with Bloomin’ Brands Inc.:

•

Executive Chair, 2019 to 2020

•

Chief Executive Officer, 2009 to 2019

•

Chairman of the Board, 2012 to 2019

QUALIFICATIONS AND SKILLS

•

Executive leadership experience with global consumer retail companies, relevant to the Company’s global commercial strategies

•

Significant governance experience as a board member for public companies

•

Expertise in planning, developing and implementing corporate initiatives and strategies

•

Knowledge of marketing, sales, supply chain, and IT systems, contributing operational insight to the Board

OTHER DIRECTORSHIPS

•

Revlon Group Holdings LLC since 2023

•

Hilton Worldwide Holdings Inc. (NYSE: HLT) since 2013

•

Authentic Brands Group, 2023 to March 2025

•

Bloomin’ Brands Inc. (Nasdaq: BLMN), 2019 to 2023

•

The Gap, Inc. (NYSE: GPS), 2020 to 2021

24

Nominees

MICHAEL A. TODMAN, Director since 2014, Lead Independent Director since 2023 — Age 68

COMMITTEES • Audit • Corporate Governance and Nominating • Executive

CURRENT AND PAST POSITIONS

Positions with Whirlpool and affiliates:

•

Vice Chairman, Whirlpool Corporation, 2014 to 2015

•

President, Whirlpool International, 2009 to 2014

•

President, Whirlpool North America, 2007 to 2009

QUALIFICATIONS AND SKILLS

•

Significant public company board experience across consumer products (Mondelēz), industrials (Carrier), and financial services (Prudential), bringing a multi-industry governance perspective to the Board and Audit Committee

•

Extensive knowledge and experience in multinational operations, sales and distribution, and manufacturing

•

Executive leadership of large multinational organizations

•

Financial expertise; the Board has determined Mr. Todman qualifies as an “audit committee financial expert”

OTHER DIRECTORSHIPS

•

Mondelēz International, Inc. (Nasdaq: MDLZ) since 2020

•

Carrier Global Corporation (NYSE: CARR) since 2020

•

Prudential Financial, Inc. (NYSE: PRU) since 2016

•

Newell Brands Inc. (Nasdaq: NWL), 2007 to 2020

LAWSON E. WHITING, Director since 2018 — Age 58

COMMITTEE • Executive

CURRENT AND PAST POSITIONS

Positions with Brown-Forman and affiliates:

•

President and Chief Executive Officer since 2019

•

Co-Chair of the Brown-Forman/Brown Family Shareholders Committee since 2019

•

Executive Vice President and Chief Operating Officer, 2017 to 2019

•

Executive Vice President and Chief Brands and Strategy Officer, 2015 to 2017

•

Senior Vice President and Chief Brands Officer, 2013 to 2015

•

Senior Vice President and Managing Director for Western Europe, 2011 to 2013

•

Vice President and Finance Director for Western Europe, 2010 to 2011

•

Vice President and Finance Director for North America, 2009 to 2010

•

Various other strategy and finance positions during his 28-year career

QUALIFICATIONS AND SKILLS

•

In-depth knowledge of Brown-Forman’s business, operations, and strategy gained over his Brown-Forman career

•

Extensive knowledge of the beverage alcohol industry

•

Broad base of operations and financial experience developed through executive leadership roles in regional and global operations, production, business strategy, finance, and marketing

•

Public company board experience through service on the board of Keurig Dr. Pepper Inc.

•

Strategic thinking, leadership, management, consensus-building, and communication skills

OTHER DIRECTORSHIPS

•

Keurig Dr Pepper Inc. (Nasdaq: KDP) since April 2025

•

The Brown-Forman Foundation since March 2019

Family Relationships. No family relationship—first cousin or closer—exists between any two directors, executive officers, or individuals nominated or chosen to become a director or executive officer, except for first-cousin relationships (a) between Campbell P. Brown and Marshall B. Farrer, and (b) between Elizabeth M. Brown and W. Austin Musselman, Jr.

Other Matters. In February 2020, Jan E. Singer was hired as CEO to lead J. Crew through a prepackaged financial restructuring under Chapter 11 of the U.S. Bankruptcy Code. The proceeding was filed in May 2020, and J. Crew emerged from bankruptcy in September 2020.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	25

DIRECTOR COMPENSATION

Overview

Our directors serve one-year terms that begin when they are elected at the Annual Meeting and end immediately upon the election of their successors at the next Annual Meeting of Stockholders. We refer to this period as a “Board Year” for director compensation purposes.

Our non-employee directors receive the following payments and fees for their services, as applicable: an annual Board retainer, meeting fees, committee member retainers, committee chair retainers, a Lead Independent Director retainer, and a Chairman of the Board retainer. Non-employee directors receive their Board retainers in a combination of cash and equity, and receive meeting fees only if they attend more than eight meetings (Board), ten meetings (Audit Committee), or six meetings (Compensation Committee and Corporate Governance and Nominating Committee). The Compensation Committee believes this compensation structure emphasizes the importance of directors’ active participation at Board and committee meetings.

Each year, the Compensation Committee, with the assistance of its independent consultant, reviews our non-employee director compensation to determine whether it is competitive with that of similar companies. From time to time, the Compensation Committee recommends changes to our compensation structure so that it remains competitive and includes an attractive mix of compensation types.

DIRECTOR COMPENSATION STRUCTURE

PAY ELEMENT		AMOUNT

Board Retainer

The Board retainers are paid in cash and equity. Directors who have not satisfied our stock ownership guidelines must receive at least 60% of the equity retainer in equity. Directors who have satisfied our stock ownership guidelines may elect to receive up to 100% of the equity retainer in cash. Directors may elect to receive 100% of their cash retainer in equity. The cash retainer is paid in six installments over the Board Year. Any awards of deferred stock units (DSU) are made in full on the Annual Meeting date. A director who joins the Board during a Board Year also receives a prorated DSU award for the portion of the prior Board Year served.

		$235,000 $80,000 $155,000	total cash equity (DSU)

Meeting Fees No fee is paid unless the director attends more than eight Board meetings.	Board	$5,000 $2,500	per meeting per virtual meeting

No fee is paid unless the director attends more than ten meetings (Audit Committee) or six meetings (Compensation and Corporate Governance and Nominating Committees).	Audit, Compensation, and Corporate Governance and Nominating Committees	$2,500 $1,250	per meeting per virtual meeting

Committee Member Retainers Paid in six installments over the Board Year. A director receives a Committee Member Retainer for each committee on which he or she serves.	Audit Committee	$25,000
	Compensation Committee	$20,000
	Corporate Governance and Nominating Committee	$20,000

Committee Chair Retainers (excluding Executive Committee) Paid in six installments over the Board Year. In addition to Committee Member Retainers, a director receives a Committee Chair Retainer for each committee he or she chairs.		$20,000

Lead Independent Director Retainer Paid in six installments over the Board Year.		$45,000

Non-Employee Chairman of the Board Retainer Paid in six installments over the Board Year.		$490,000

26

Deferred Stock Units

Our DSU program for non-employee directors allows us to issue both Class A and Class B common DSUs. Each DSU represents the right to receive one share of Brown-Forman’s Class A or Class B common stock, based on the closing price of the shares on the date the award is made. Six months after a non-employee director’s Board service ends, his or her DSUs are paid out in shares of Class A or Class B common stock. Directors can choose to receive this distribution either in a single lump sum or in ten equal annual installments.

Non-employee directors are credited with the cash dividends on the number of shares represented by the DSUs they hold on the record date for each dividend. These dividend credits are converted to additional DSUs based on the market value of the Class A or Class B common stock as of the dividend payment date.

If a director’s Board service ends during a Board Year, the DSUs attributable to the remainder of that Board Year do not vest and are forfeited.

Non-Employee Chairman of the Board

Marshall B. Farrer served as the non-employee Chairman of the Board during the 2026 Board Year. As Chairman of the Board, Mr. Farrer received an annual Non-Employee Chairman of the Board Retainer of $490,000, paid in six installments over the Board Year.

As described elsewhere in this Proxy Statement, our view is that Brown-Forman’s governance structure is served by our relationship with our controlling family stockholders, the Brown family, who participate directly on our Board. We believe this governance structure aligns with long-term interests of stockholders, given the multigenerational ownership perspective that Brown family members bring to our Board.

As part of this approach, the Chairman of the Board historically has been a member of the Brown family and plays an important role in maintaining a long-term growth perspective. The Board considers this practice so critical that Mr. Farrer was asked to relinquish his executive leadership position during fiscal 2026 in order to assume the role of non-employee Chairman of the Board. Leveraging his status as a Brown family member, former EVP, Chief Strategic Growth Officer of the Company, and current Chairman of the Board, the Board has assigned Mr. Farrer various additional responsibilities, including representing the Company at both internal and external events to help further our strategic goals and to promote our business, brands, culture, values, and goodwill. To accomplish these additional responsibilities, Mr. Farrer develops and maintains relationships with industry leaders, members of other corporate boards, and other family-controlled companies. He also supports the Company’s public affairs efforts by serving as a Company representative at the national, state, and local levels. These responsibilities require significant expertise and time commitments to efficiently interact with and represent the interests of all stockholders, including the Brown family. Mr. Farrer also sits on multiple Board committees and actively collaborates with the Lead Independent Director, Committee

Chairs, and Chief Executive Officer on important Board-related items, including critical strategic issues and capital deployment. As a result, the Compensation Committee recommended, and the Board approved, the Non-Employee Chairman of the Board Retainer.

Furthermore, given that he is a member of the Brown family, the Board determined that Mr. Farrer’s interests were appropriately aligned with those of the Company’s stockholders, so paying the Non-Employee Chairman of the Board Retainer in cash based on his election was appropriate.

Employee Directors

Lawson E. Whiting was our only employee director during the 2026 Board Year. He did not receive any compensation for serving on our Board, any of its committees, or on the boards or equivalent bodies of any of our subsidiaries.

Stock Ownership Guideline

We require non-employee directors to own Company stock that is equal in value to five times their annual Board retainer, which, for the 2026 Board Year, was $1,175,000. When considering whether a non-employee director has satisfied the stock ownership guidelines, the Compensation Committee includes Class A or Class B common stock held directly and all DSUs, but excludes the value of any unexercised stock-settled stock appreciation rights. Any non-employee director who has not yet met the stock ownership guidelines will receive at least 60% of his or her annual Board equity retainer in DSUs until the minimum ownership requirement is met. Once a director satisfies the guidelines he or she will be deemed in compliance, regardless of changes in the stock price provided he or she continues to hold the number of shares that initially satisfied the requirement.

Expense Reimbursement

We reimburse all directors for reasonable and necessary expenses they incur when they attend Board and committee meetings. We provide an additional stipend of $3,000 per meeting to directors who must travel overseas for such meetings.

Continuing Education Allowance

Brown-Forman covers the cost of continuing education programs, up to $10,000 per director per Board Year, to help directors stay current on best practices in board governance, industry matters, or other business topics relevant to their Board service.

Events

We occasionally invite our directors and their spouses to events, including strategy retreats, retirement celebrations, award dinners, and similar functions. We believe these occasions provide valuable opportunities for our directors to establish and develop relationships with our senior executives, long-term stockholders, employees, and each other, furthering our objective of having a strong, cohesive Board.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	27

Fiscal 2026 Director Compensation

The following table shows the compensation of non-employee directors for their service in fiscal 2026. Mr. Farrer’s compensation reflects the amounts earned for his service as a non-employee director member of the Board and also his compensation earned while an employee of the Company before resigning from his role to assume the role of Chairman of the Board.

FISCAL 2026 DIRECTOR COMPENSATION TABLE

NAME	FEES EARNED OR PAID IN CASH(1)	DSU AWARDS(2)(3)	ALL OTHER COMPENSATION(4)	TOTAL

Campbell P. Brown	$141,264	$155,000	$1,813	$298,077

Elizabeth M. Brown	—	235,000	10,450	245,450

Mark A. Clouse	55,000	235,000	—	290,000

Marshall B. Farrer(5)	453,602	155,000	3,442,376	4,050,978

W. Austin Musselman, Jr.	235,000	—	1,170	236,170

Michael J. Roney	290,000	155,000	13,444	458,444

Jan E. Singer	170,000	155,000	2,000	327,000

Tracy L. Skeans	170,000	155,000	1,359	326,359

Elizabeth A. Smith	175,000	235,000	—	410,000

Michael A. Todman	320,000	155,000	23,084	498,084

(1)

Amounts in this column reflect fees earned during fiscal 2026 and include the annual Board retainer (if paid in cash), Lead Independent Director retainer, annual committee chair and committee member retainers, non-employee Chairman of the Board retainer (if paid in cash), and any Board and committee meeting fees. For Mr. Roney, Mr. Todman, and Ms. Smith, this also includes a one-time $150,000 cash fee for their service on a Transaction Committee formed in connection with a potential business combination, and for Ms. Singer, Mr. Clouse, and Ms. Skeans, it includes $30,000 in fees for special meetings in connection with the potential business combination and other M&A activity.

(2)

Amounts reflect the aggregate grant date fair value of the DSU awards computed in accordance with FASB ASC Topic 718. The grant date fair value is based on the closing price of our Class A common stock of $30.91 on the date of grant (July 24, 2025). On dividend payment dates, outstanding DSUs are credited with dividend-equivalent DSUs.

(3)

The aggregate number of Class A and Class B DSUs, Class B SSARs, and Class A and Class B PBRSUs outstanding for each of our non-employee directors as of April 30, 2026, is set forth below. Annual grants of DSUs vest over the course of the Board Year.

NAME	DSUs (CLASS A)	DSUs (CLASS B)	SSARs (CLASS B)	PBRSUs (CLASS A)	PBRSUs (CLASS B)

Campbell P. Brown	32,662	—	30,045	—	—

Elizabeth M. Brown	13,178	—	—	—	—

Mark A. Clouse	17,553	—	—	—	—

Marshall B. Farrer	5,145	—	61,660	7,727	15,957

W. Austin Musselman, Jr.	—	—	—	—	—

Michael J. Roney	46,308	4,583	—	—	—

Jan E. Singer	14,319	—	—	—	—

Tracy L. Skeans	31,204	—	—	—	—

Elizabeth A. Smith	18,379	—	—	—	—

Michael A. Todman	35,768	3,103	—	—	—

(4)

Reflects (i) stipend amounts paid during fiscal 2026 to directors who traveled to an overseas location for Board and committee meetings, (ii) Product Promotion, (iii) continuing education allowance payments, and (iv) expenses paid by the Company in connection with sporting events (applicable only for Mr. Todman and Ms. Skeans).

(5)

All other compensation includes the compensation Mr. Farrer earned as an executive officer of the Company until July 24, 2025. This compensation consists of: $121,228 prorated salary, $12,676 prorated holiday bonus, $3,338 car allowance, $135,914 earned STI payment, an increase of $2,146,500 in the present value of Mr. Farrer’s qualified and non-qualified pension benefits, which was attributable to standard adjustments for additional years of service, updates to the nonqualified plan’s terms and actuarial changes triggered by Mr. Farrer’s early retirement, $99,507 for the grant date fair value of his PBRSU award and $45,861 for the fair value of his SSAR award granted on July 24, 2025, and $9,027 in other items, including product promotion reimbursement, company paid life insurance, 401k match and reimbursement of wellness expenses. Mr. Farrer also received $865,000 to account for the loss of subsidized early retirement benefits and future accruals pursuant to the Company’s Qualified and Non-Qualified Pension Plan upon his resignation. All other compensation for his time on the Board includes $1,625 in product promotion reimbursement and $1,701 in educational expenses.

28

 PROPOSAL 2:

 ADVISORY VOTE ON EXECUTIVE COMPENSATION

At this year’s Annual Meeting, we will ask stockholders to vote to approve, on an advisory basis, the compensation of our Named Executive Officers, as described in this Proxy Statement. At the 2023 Annual Meeting, stockholders approved a proposal to hold this vote every three years. “Advisory basis” means that, although this vote is required by federal securities law, the voting results are not binding on Brown-Forman, our Board, or the Compensation Committee. However, the Board values our stockholders’ opinions, and the Compensation Committee will consider the outcome of the advisory vote when making future executive compensation decisions.

As described in detail in the “Compensation Discussion and Analysis” section of this Proxy Statement, which begins on page 32, we believe in pay for performance, and aim to achieve this primarily through our short-term and long-term incentive programs. These programs use objective metrics to drive achievement of internal goals and compare our performance to that of our peers — a process we believe ensures objective performance standards, reinforces competitive and innovative thinking, and demonstrates the value provided to our stockholders.

We encourage you to read the “Compensation Discussion and Analysis” section and to review all other executive compensation information in this Proxy Statement to learn about our compensation objectives and practices, our fiscal 2026 performance, and how our compensation payouts reflect that performance.

The Board recommends that stockholders vote “FOR” the following resolution:

“RESOLVED, that the stockholders approve, on a nonbinding advisory basis, the compensation of Brown-Forman’s Named Executive Officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative, tabular, and graphic disclosures.”

The Board unanimously recommends that you vote “FOR” the approval of the nonbinding advisory resolution on executive compensation.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	29

 PROPOSAL 3:

 RATIFICATION OF THE SELECTION OF THE

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING

 FIRM FOR FISCAL 2027

The Audit Committee is solely responsible for the appointment, replacement, and compensation of the independent registered public accounting firm and oversees that firm’s qualifications, independence, and performance. The Audit Committee has selected Ernst & Young LLP (EY) as Brown-Forman’s independent registered public accounting firm for the fiscal year ending April 30, 2027, and has directed that management submit such selection to stockholders for ratification at the Annual Meeting.

Stockholder ratification of the selection of EY as Brown-Forman’s independent registered public accounting firm is not required by our By-laws or otherwise. However, we are submitting the selection of EY to stockholders for ratification as a matter of good corporate governance. If stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain EY. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of Brown-Forman and its stockholders.

EY has served as Brown-Forman’s independent registered public accounting firm since fiscal 2021. The members of the Audit Committee believe that retaining EY to serve as the independent registered public accounting firm is in the best interests of Brown-Forman and its stockholders. A representative of EY is expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board unanimously recommends that you vote “FOR” the ratification of Ernst & Young LLP as Brown-Forman’s independent registered public accounting firm for the fiscal year ending April 30, 2027.

30

 COMPENSATION COMMITTEE REPORT

We, the Compensation Committee of the Board of Directors of Brown-Forman Corporation, have reviewed and discussed with management the following Compensation Discussion and Analysis and, based on such review and discussion, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Jan E. Singer, Chair

Mark A. Clouse

Tracy L. Skeans

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	31

COMPENSATION DISCUSSION

AND ANALYSIS

As the Compensation Committee of the Board (the Committee), we believe our executive compensation program successfully attracts, motivates, rewards, and retains a team of talented and high-performing executives, both in the United States and around the world.

This Compensation Discussion and Analysis describes our fiscal 2026 compensation program for our Named Executive Officers (NEOs). It should be read together with the compensation tables and related disclosures.

Named_Executive_Officers LAWSON E. WHITING President and Chief Executive Officer JAMES W. PETERS Executive Vice President and Chief Financial Officer MICHAEL E. CARR, JR. Executive Vice President, General Counsel and Secretary MICHAEL A. MASICK Executive Vice President, President, Americas YIANNIS PAFILIS Executive Vice President, President, Europe, Africa, Asia Pacific LEANNE D. CUNNINGHAM Former Executive Vice President (retired May 1, 2026) and Chief Financial Officer (until March 31, 2026)

Executive Summary

Fiscal 2026 Business Performance Overview

Brown-Forman has always written its own story—one of character, conviction, and craft. In a dynamic and challenging operating environment, Brown-Forman focuses on maximizing opportunities within its control. As Brown-Forman writes its next chapter, one idea is central: ensure there is “Nothing Better in the Market.” In fiscal 2026, reported net sales decreased 1% (flat on an organic basis)(1), and reported operating income decreased 10% (-2% on an organic basis)(1) primarily due to the unfavorable impact of acquisitions and divestitures, higher non-cash impairment charges, and the absence of the gain from our fiscal 2025 sale of our investment in The Duckhorn Portfolio, Inc. Despite headwinds, Brown-Forman remains committed to its stockholders and returned $427 million in cash through regular quarterly dividends and repurchased $400 million of our outstanding Class A and Class B stock under a stock repurchase program in fiscal 2026. Brown-Forman believes by focusing on maximizing opportunities within our control, while balancing heritage, authenticity, and innovation, it can realize big ideas through execution, positioning its business for generational success.

Fiscal 2026 Executive Compensation Program Overview

We believe our compensation program should tie to the Company metrics important to its success. The Committee believes the most relevant measures of our short-term and long-term performance are:

•	Strong, sustained growth in organic net sales and adjusted organic operating income;

•	Our three-year total shareholder return (TSR) and adjusted operating income relative to our peers;

•	Stock appreciation; and

•	Individual performance objectives focused on strategic initiatives for growth.

32

Our short-term incentive program is designed to align with the Company’s annual priorities and to reward executives for achieving key business objectives. Our long-term incentive program is designed to emphasize the value created for our stockholders while supporting our business strategies, operational goals, and long-term business objectives. It is also designed to assist the Company in attracting and retaining executive leadership critical to our long-term success.

In addition to organic net sales and organic operating income, we believe one of the best measures of long-term value growth is Brown-Forman’s TSR, including Brown-Forman’s TSR relative to the returns of other peer companies, as discussed below.

BROWN-FORMAN ORGANIC NET SALES(1) VS.

ORGANIC OPERATING INCOME(1) VS. CEO TOTAL COMPENSATION GROWTH(2)

2024 2025 2026 6% X% 3% 1% 0.43% -1% -2% -2% -8.28% B-F Organic Net Sales B-F Organic Operating Income(1) CEO Total Compensation(2)2024-1%-2%-8%B-F Organic Net Sales(1) 20251%3%-19%B-F Organic Operating Income(1) 20260%-2%3%CEO Total Compensation(2)

TSR: BROWN-FORMAN VS. S&P 500 CONSUMER STAPLES INDEX VS. CEO VESTED LTI(3)

6 8 4 2 0 $0 $40 $80 $120 $160 $200 2024 2025 2026 Target LTI Value Vested LTI Value BF TSR LTI (in millions) Cumulative TSR S&P 500 Consumer Staples TSR 2024-25%3%12%Brown-Forman2025-26%15%8%S&P 500 Consumer Staples Index2026-24%8%15%CEO Vested LTI (% of Target)

(1)

”Organic net sales” and “organic operating income” are financial measures that are not calculated in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information regarding non- GAAP financial measures used in this Proxy Statement and reconciliations of such non-GAAP measures to the most directly comparable GAAP financial measures.

(2)

CEO Total Compensation includes compensation reported in the Summary Compensation Table excluding changes in pension values, any one-time awards, and LTI that vested or was exercised in the applicable year.

(3)

The amount shown represents the original target value and the actual vested value of the CEO’s long-term incentive (LTI) awards. For each year presented, the vested value is based on the applicable three-year performance cycle concluded in that fiscal year (e.g., the 2026 value reflects the final vested value of awards originally granted in 2024, compared against their initial target value).

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	33

Compensation Principles and Objectives

Our compensation program focuses on the following key principles: (a) pay for performance; (b) attract, engage, and retain talent; and (c) maintain a balanced mix of compensation weighted toward at-risk pay elements.

Pay for Performance

Our compensation philosophy emphasizes pay for performance through an executive compensation program designed to align compensation with broader organizational achievements intended to drive stockholder value. We believe aligning pay with performance assists in accomplishing the following four objectives:

•	demonstrate value provided to our stockholders;

•	hold ourselves to a strong performance standard;

•	reinforce an innovative mindset among our leadership team to achieve a competitive advantage in the industry; and

•	align the interests of our executives with those of stockholders by granting market-aligned, short-term incentives and long-term equity-based incentives that have payouts correlating to individual and Company performance outcomes.

Attract, Retain, and Engage Talent

In addition to providing appropriate short- and long-term compensation, our executive compensation program is designed to attract, retain and engage an executive leadership team critical to the Company’s success.

We compete for senior executive talent with other companies, and we believe that strong, competitive pay linked with Company performance attracts the right leadership to deliver results for our stockholders. To maintain the competitiveness of our executive compensation program, the Committee compares Brown-Forman’s compensation practices with a 20-company group (the Compensation Comparator Group) to benchmark compensation levels and sets target compensation at the 50th percentile. The Compensation Comparator Group is discussed further on page 48.

Balanced Mix of Compensation, Weighted Towards Variable Pay Elements

The Committee believes that a balanced compensation structure, weighted towards variable at-risk pay elements, aligns executive compensation with Company performance and stockholder interests. This structure also incorporates appropriate fixed compensation elements necessary to attract, motivate, and retain talent.

The graphics on the right show the emphasis placed on pay for performance with variable and at-risk pay elements, such as long-term incentive equity awards and short-term cash incentives based on Company performance metrics for all of our Named Executive Officers in fiscal 2026.

FISCAL 2026 BROWN-FORMAN CEO PAY MIX VS. AVERAGE COMPENSATION COMPARATOR GROUP AND BROWN-FORMAN NEO PAY MIX VS. MARKET MEDIAN(1)

BROWN-FORMAN CEO MIX 13% Base Salary 16% Short-Term 71% Long-Term 87% AT RISK

COMPARATOR CEO MIX 11% Base Salary 17% Short-Term 71% Long-Term 88% AT RISK

BROWN-FORMAN NEO MIX 35% Base Salary 22% Short-Term 43% Long-Term 65% AT RISK

(1)	Mix may not total 100% due to rounding and does not include any one-time awards for B-F CEO or NEOs.

AVERAGE MARKET MEDIAN NEO MIX 34% Base Salary 21% Short-Term 45% Long-Term 66% AT RISK

34

Compensation Governance and Best Practices

We avoid pay practices that we believe do not support the principles and objectives of our executive compensation program or our culture. We are committed to maintaining strong compensation governance practices as set forth below:

WHAT WE DO	WHAT WE DO NOT DO

Benchmark to peers within similar industries, size, and scope	No derivative or other hedging transactions in our securities by executive officers or directors

Provide executive officers the opportunity to earn market-competitive compensation through a mix of cash and equity compensation	No uncapped award opportunities

Align pay with performance by linking a substantial portion of compensation to incentive-based compensation	No guaranteed annual salary increases

Target executive and director pay at the 50th percentile of peers	No incentive awards based on a single performance metric

Engage an independent compensation consultant to advise the Committee on executive compensation matters	No single-trigger change-in-control provisions

Maintain a Committee composed solely of independent directors	No excessive perquisites or other personal benefits

Maintain incentive compensation recoupment policies (commonly known as “clawback” policies) applicable to all incentive plans	No plans or programs that encourage excessive risk-taking

Deliver a meaningful portion of compensation as long-term equity awards to enhance executive officer retention and further align executive and stockholder interests

Advisory Votes on Executive Compensation

We conduct an advisory vote on our executive compensation (say-on-pay) every three years. Our last “say-on-pay” vote occurred at our 2023 Annual Meeting of Stockholders, and our stockholders expressed overwhelming support for the compensation of our NEOs, with more than 99% of the votes cast approving the advisory “say-on-pay” resolution. The Committee considered these results as one of many factors in its executive compensation decisions for fiscal 2026.

Following the expressed preference of our stockholders, we expect to continue to conduct advisory votes on executive compensation every three years, but reserve the right to conduct votes more frequently to seek additional feedback from our stockholders. As in the past, the Committee will consider the results of this year’s “say-on-pay” advisory vote (Proposal 2 on page 29) in its future executive compensation decisions.

Following this year’s vote, we expect to hold our next “say-on-pay” advisory vote at the 2029 Annual Meeting of Stockholders.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	35

Compensation Program Elements

The table below outlines the primary elements of our compensation program, which are designed to drive Company performance. The Committee reviews base salary, short-term incentives, and long-term incentives annually to ensure our pay aligns with key business objectives and remains competitive against our Compensation Comparator Group. We also provide standard benefits, limited perquisites, post-employment plans and, in fiscal 2026, certain compensation related to services in furtherance of a contemplated transaction.

PAY ELEMENT	FORM	FISCAL 2026 PROGRAM	OBJECTIVE

Base Salary	Cash	Base salary serves as the primary “fixed” element in the executive compensation program.	Rewards professional experience and performance by providing fixed income to attract and retain executive talent.

Holiday Bonus	Cash	The holiday bonus is based on an employee’s salary and tenure with Brown-Forman.	A longstanding tradition to reward continued service and show appreciation for our employees during the holidays.

Short-Term Incentive	Cash

Equally-weighted Company performance metrics of organic net sales growth and adjusted organic operating income growth (70%).

Individual performance metrics (20%).

Operational Excellence measure for annualized savings associated with strategic initiatives introduced in January 2025 (10%).

Incentivizes and rewards attaining short-term corporate objectives and individual contributions to achieving these objectives.

Long-Term Incentives	PBRSUs (2/3) SSARs (1/3)

The vesting of PBRSUs is subject to Brown-Forman’s three-year TSR (50%) and adjusted operating income (50%) metrics relative to a customized industry peer group.

Value equates to stock price growth above grant price.

Emphasizes long-term performance objectives, providing a pay-for-performance structure rewarding executives for TSR and operating income objectives and aligning executive and stockholder interests.

Fiscal 2026 Compensation

Target Total Direct Compensation for Fiscal 2026

The chart below shows the annualized target total direct compensation for each of our NEOs in fiscal 2026.

FISCAL 2026 NEO TARGET TOTAL DIRECT COMPENSATION(1)

NAME	YEAR	● SALARY AND HOLIDAY BONUS	● SHORT-TERM INCENTIVE TARGET	● LONG-TERM INCENTIVE TARGET	TARGET TOTAL DIRECT COMPENSATION	PAY MIX AT TARGET

Lawson E. Whiting	2026	$1,314,365	$1,650,000	$7,100,000	$10,064,365

James W. Peters	2026	842,160	825,000	2,400,000	4,067,160

Michael E. Carr, Jr.	2026	651,063	425,000	775,000	1,851,063

Michael A. Masick	2026	583,352	370,000	700,000	1,653,352

Yiannis Pafilis(2)	2026	651,414	413,171	781,673	1,846,258

Leanne D. Cunningham	2026	751,066	650,000	1,850,000	3,251,066

(1)	Compensation elements are based on our fiscal year beginning May 1. Any change to compensation during the year is prorated.

(2)	The amount shown is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2025, to April 30, 2026, of €1 to $1.16313.

36

Base Salary and Holiday Bonus

The Committee typically adjusts salaries each May after completing its annual performance review process, but the Committee may adjust any NEO’s salary at other times to reflect a change in role or responsibility. The holiday bonus, which we consider to be part of base salary, is guaranteed and based solely on an employee’s tenure with the Company (see the Summary Compensation Table for more details on the holiday bonus provided by tenure). In its review of base salaries for the NEOs for fiscal 2026, the Committee considered the positioning of the Company’s salaries for the NEOs as compared to similarly situated executives in the Company’s Compensation Comparator Group.

The fiscal 2026 base salaries and holiday bonuses for the NEOs are set forth below:

NAME	SALARY AND HOLIDAY BONUS (1)

Lawson E. Whiting	$1,314,365

James W. Peters(2)	68,750

Michael E. Carr, Jr.	651,063

Michael A. Masick	583,352

Yiannis Pafilis(3)	651,414

Leanne D. Cunningham	751,066

(1)	Reflects fiscal year fixed compensation paid to NEOs employed at the end of fiscal 2026 from May 1, 2025, to April 30, 2026, which includes base salary and holiday bonus.

(2)	The amount shown is prorated based on Mr. Peters’ start date with the Company of March 31, 2026.

(3)	The amount shown is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2025, to April 30, 2026, of €1 to $1.16313.

Short-Term Incentive Compensation

Our NEOs receive short-term incentive compensation each year tied to the achievement of certain predetermined annual Company and individual performance goals. We use short-term incentives to motivate our NEOs to achieve our annual financial objectives while making progress toward our long-term goals. After adjusting for performance, the Company performance goal (70% weighting), the individual performance goal (20% weighting), and the Operational Excellence goal (10% weighting) are added together to determine the total short-term incentive payment. As a result, the total value of short-term incentive payouts can vary between 0% and 200% of target—a range we believe is sufficient for recognizing varying levels of performance without encouraging excessive risk-taking.

FOR FISCAL 2026:

70%	of the target opportunity was tied to Company performance (organic net sales and adjusted organic operating income¹),

20%	was tied to individual performance, and

10%	was tied to the Operational Excellence measure.

(1)

“Organic net sales” and “adjusted organic operating income” are financial measures that are not calculated in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information regarding non-GAAP financial measures used in this Proxy Statement and reconciliations of such non-GAAP measures to the most directly comparable GAAP financial measures.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	37

COMPANY PERFORMANCE MEASURES

Company performance goals for short-term incentive compensation in fiscal 2026 were based on the Company’s organic results.

Organic net sales was calculated by adjusting net sales reported under U.S.generally accepted accounting principles (GAAP) for the following effects:

•	Acquisitions and divestitures;

•	Impairment charges;

•	Other items; and

•	Foreign exchange.

Likewise, adjusted organic operating income was calculated by adjusting operating income reported under GAAP for the same effects, further adjusted to remove certain costs related to our previously disclosed potential business combination and certain other M&A activity, including the one-time transaction-related recognitions discussed below.

The fiscal 2026 short-term incentive performance goals and actual results are shown in the chart below:

FISCAL 2026 SHORT-TERM INCENTIVE COMPENSATION PROGRAM RESULTS

Organic Net Sales Growth(1) Over Prior year Actual Result: 0.43% 149% Payout -5% Threshold 0% Payout -2% Target 100% Payout 3% Maximum 200% Payout Adjusted Organic Operating Income (1) Growth Over Prior year Actual Result: 1.6% 172% Payout -5% Threshold 0% Payout -2% Target 100% Payout 3% Maximum 200% Payout Resulting Payout of 161% of Target Organic Net Sales Growth(1) 50% 50% Adjusted Organic Operating Income (1) Growth (1) “Organic net sales” and “adjusted organic operating income” are not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

38

INDIVIDUAL PERFORMANCE

Individual performance objectives for the NEOs consist of qualitative and quantitative goals that support the achievement of our strategic priorities, such as fulfilling individual job responsibilities, implementing talent development initiatives, developing profit-driving ideas, and making overall contributions to Brown-Forman’s business. Payout levels for the individual portion of the short-term incentive are generally based on the following guidelines, which we believe effectively align performance and compensation:

PERFORMANCE (B-F NOMENCLATURE)	PAYOUT AS A PERCENTAGE OF TARGET

Excellence in Performance Achieved	135%-200%

Successful Performance Achieved	90%-135%

Growing in Role	75%-105%

Development Needed	0%-70%

OPERATIONAL EXCELLENCE

In fiscal 2025, the Company announced a series of strategic initiatives for growth, of which annualized savings were a central element. The Operational Excellence measure of the short-term incentive compensation target ties payout to achievement of the targeted annualized savings associated with these strategic initiatives.

Operational Excellence Savings Actual Result: $78M 184% Payout 0% Threshold $60M Savings 100% Target $70M Savings 200% Maximum $80M Savings

Fiscal 2026 represented a challenging external environment with significant volatility and ambiguity. Despite these tremendous headwinds, the executive team performed exceptionally well and delivered strong results for the Company, placing it near the top of our industry. Accordingly, each NEO received an individual performance rating of “Successful Performance Achieved” or “Excellence in Performance Achieved” except for Mr. Peters who received “Growing in Role” due to joining the Company on March 31, 2026. The table below shows our NEOs’ target short-term incentive compensation for fiscal 2026 and the actual short-term incentive compensation paid to them.

NAME	FISCAL 2026 TARGET SHORT-TERM INCENTIVE COMPENSATION	FISCAL 2026 TOTAL SHORT-TERM INCENTIVE COMPENSATION ACTUALLY RECEIVED

Lawson E. Whiting	$1,650,000	$2,493,150

James W. Peters(1)	70,068	105,874

Michael E. Carr, Jr.	425,000	701,675

Michael A. Masick	370,000	603,470

Yiannis Pafilis(2)	413,171	661,487

Leanne D. Cunningham	650,000	1,021,150

(1)	Mr. Peters received a prorated short-term incentive compensation award due to his joining the Company on March 31, 2026.

(2)	The amount shown is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2025, to April 30, 2026, of €1 to $1.16313.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	39

One-Time Transaction-Related Recognition

During fiscal 2026, the Company explored various M&A activities, including a previously disclosed contemplated business combination (the contemplated transaction). In connection with the contemplated transaction, management retained Pearl Meyer, an independent, external compensation consultant with deep expertise in transaction-related practices (the compensation consultant), to advise on executive compensation matters specific to the contemplated transaction.

The compensation consultant reviewed market data and transaction-related compensation practices among peer companies engaged in comparable M&A activity. Based on this analysis, the compensation consultant recommended the adoption of a one-time transaction recognition plan for the executive leadership team and certain other employees who assumed central roles in advancing the contemplated transaction and maintaining business continuity during the contemplated transaction period. The compensation consultant’s analysis indicated that such plans are standard practice among public companies undertaking significant M&A transactions, reflecting the well-documented reality that executives leading complex transactions assume a materially expanded scope of responsibility, including intensive due diligence management, negotiation leadership, and integration planning, that far exceeds their ordinary duties and is sustained over an extended period of many months.

At management’s recommendation, and following the presentation of the compensation consultant’s findings, the Compensation Committee evaluated the proposed recognition plan. The Committee noted that the demands placed on the executive leadership team and other key personnel during the contemplated transaction were extraordinary in both scope and duration. Participants managed significant due diligence requests across multiple functional workstreams, developed detailed financial synergy models that informed and supported extensive negotiations with the counterparty, and participated in intensive around-the-clock negotiations alongside legal and financial advisors to determine and refine key business terms. These efforts were sustained over a continuous multi-month period and were carried out entirely in addition to each participant’s full complement of ongoing operational responsibilities, which were maintained without disruption throughout the process.

The recognition plan provided for one-time cash payments to eligible participants based on a range of transaction-related scenarios, with individual award levels determined by reference to each participant’s role, level of direct involvement, and the nature and significance of their contributions to the contemplated transaction and to maintaining business continuity during the contemplated transaction period. In setting award amounts, the Committee assessed each participant’s individual contributions, placing particular weight on the following factors:

•

The scope of direct responsibility for managing due diligence and information requests across multiple workstreams, including coordination with outside advisors and the counterparty’s transaction team;

•	The development and refinement of financial synergy analyses and valuation models that materially informed the Company’s negotiating strategy and positions; and

•	The depth of participation in sustained, intensive negotiations with the counterparty and its advisors to structure and refine key business and legal terms of the contemplated transaction.

The Committee recognized that the value of the contributions made by these individuals is not eliminated by the fact that the contemplated transaction was not ultimately completed. The work performed, including the extensive analysis of strategic alternatives, development of detailed integration frameworks, and deep engagement with potential counterparties, generated substantial institutional knowledge and analytical infrastructure that enhances the Company’s ability to evaluate and execute future strategic opportunities should they arise. Moreover, the Committee determined that recognizing these contributions regardless of the transaction outcome was essential to the Company’s ability to ensure that the executive leadership team remains fully incentivized to pursue value-maximizing strategic alternatives for stockholders in the future, without concern that their additional efforts will go unrecognized if a transaction does not ultimately close.

After thorough deliberation, the Committee approved the recognition plan, concluding that the awards are reasonable in amount, appropriately structured in light of the scope and duration of the efforts involved, and aligned with the long-term interests of the Company’s stockholders. The Compensation Committee believes the plan appropriately compensates participants for the significant additional responsibilities they assumed and the sustained effort required to advance a complex transaction of this nature.

40

Accordingly, the Compensation Committee approved one-time transaction-related recognitions to certain employees, including our NEOs, as follows:

NAME	AMOUNT

Lawson E. Whiting	$2,712,763

James W. Peters	79,063(1)

Michael E. Carr, Jr.	1,343,750

Michael A. Masick	644,000

Yiannis Pafilis	644,000

Leanne D. Cunningham	829,150

(1)	Mr. Peters received a prorated transaction-related recognition due to his joining the Company on March 31, 2026.

The transaction-related recognitions were deemed earned as of April 28, 2026, and were paid in lump-sum cash payments on an off-cycle payroll date of the Company following approval by the Committee.

Long-Term Incentive Compensation

Long-term incentives are intended to focus the efforts of our executives on long-range strategic goals, including sustainable growth in operating income and superior shareholder returns. They are also intended to serve as a retention incentive and help align our executives’ interests with those of our stockholders by building equity ownership.

The Committee determines the target dollar value of the total long-term incentive award for each NEO. The target long-term incentives granted in fiscal 2026 for the fiscal 2026-2028 performance period were divided into two equity-based components: performance-based restricted stock units (PBRSUs), and stock-settled stock appreciation rights (SSARs).

Two-thirds performance-based restricted stock units One-third stock-settled stock appreciation rights

Generally, equity awards are granted annually on the date of the Annual Meeting of Stockholders. However, if an executive officer is hired or promoted at other times during the fiscal year, the Committee approves prorated quarterly equity grants to be granted on the fourth Thursday of the last month of each quarter, as applicable, to reflect that action in the quarter in which it occurred.

Performance-Based Restricted Stock Units

For fiscal 2026, the Committee established a custom Total Distilled Spirits peer group to better align our relative performance comparisons for PBRSUs. Performance is measured by comparing the three-year cumulative TSR of Brown-Forman’s Class B common stock with the three-year cumulative TSR of the custom peer group (shown on the following page) and the three-year compound annual growth rate (CAGR) of Brown-Forman’s adjusted operating income relative to the same peer group.

The PBRSU awards granted to our executive officers in fiscal 2026 have a three-year performance period. These awards are initially expressed as a dollar value and then converted to a specific number of units when granted. At the end of the three-year performance period, the number of units earned, if any, represents units awarded, adjusted for performance and dividend yields during the second and third years of the performance period and converted to shares. The range of payout is 50% to 150% of target if the Company meets the initial adjusted operating income threshold. If the initial adjusted operating income threshold is not met, no payout will be provided. After meeting the initial adjusted operating income threshold, the Company has a 50% payout floor for performance below the 30th percentile. Payouts for performance between threshold and target and between target and maximum are determined using straight-line interpolation method. In calculating TSR, the Committee looks at the average closing stock prices over the 60 trading days before the performance period begins and the final 60 trading days of the performance period. In calculating relative operating income growth, the Committee looks at the CAGRs during the performance period of the companies in the same custom peer group. For the fiscal 2026-2028 awards, the companies used for the performance comparison will be those in the custom peer group below. For more information on the PBRSU awards granted during fiscal 2026, please see the Fiscal 2026 Grants of Plan-Based Awards Table on page 52 and the Outstanding Equity Awards at 2026 Fiscal Year-End Table on pages 53-54.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	41

•

Ambev S.A.

•

Anheuser-Busch InBev SA/NV

•

Becle, S.A.B. de C.V.

•

The Boston Beer Company, Inc.

•

Carlsberg A/S

•

Compania Cervecerias Unidas S.A.

•

Constellation Brands, Inc.

•

Davide Campari-Milano N.V.

• Diageo plc • Heineken N.V. • Kirin Holdings Company, Limited • MGP Ingredients, Inc. • Molson Coors Beverage Company • Pernod Ricard SA • Rémy Cointreau SA

The table below shows the target PBRSU awards granted to each NEO in fiscal 2026 for the fiscal 2026-2028 performance period:

TARGET PBRSU AWARDS FOR FISCAL 2026-2028 PERFORMANCE PERIOD

NAME	NUMBER OF SHARES GRANTED	VALUE OF SHARES AT GRANT

Lawson E. Whiting	166,383	$4,733,596

James W. Peters(1)	4,779	134,003

Michael E. Carr, Jr.	18,162	516,709

Michael A. Masick	16,404	466,694

Yiannis Pafilis(2)	18,077	514,291

Leanne D. Cunningham	43,354	1,233,421

(1)	Mr. Peters received a prorated award due to his joining the Company on March 31, 2026.

(2)	The amount shown is the U.S.-dollar equivalent based on the 90-day average exchange rate from April 25, 2025, through July 24, 2025, of €1 to $1.14783.

PBRSU AWARDS: PAYOUT SCALE AND POTENTIAL PAYOUTS FOR FISCAL 2026-2028 PERFORMANCE PERIOD

Brown-Forman 3-Year TSR Rank vs. Custom Peer Group (50% Weighting) 1st Percentile 30th Percentile 55th Percentile 80th Percentile Threshold 50% Payout Target 100% Payout Maximum 150% Payout Brown-Forman 3-Year Adjusted Operating Income(1) Rank vs. Custom Peer Group (50% Weighting) 1st Percentile 30th Percentile 55th Percentile 80th Percentile Threshold 50% Payout Target 100% Payout Maximum 150% PayoutBrown-Forman 3-Year TSR Rank vs. Custom Peer Group (50% Weighting) 30th Percentile and Below Threshold 50% Payout 55th Percentile Target 100% Payout 80th Percentile Maximum 150% Payout Brown-Forman 3-Year Adjusted Operating Income(1) Rank vs. Custom Peer Group (50% Weighting) 30th Percentile and Below Threshold 50% Payout 55th Percentile Target 100% Payout 80th Percentile Maximum 150% Payout

(1)

The three-year CAGR of adjusted operating income is the CAGR, expressed as a percentage of the Company’s annual operating income determined according to GAAP and adjusted to an organic basis, excluding any adjustments for foreign exchange. Adjusted operating income is a financial measure that is not calculated in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information regarding non-GAAP financial measures used in this Proxy Statement.

One-Time PBRSU Award

In fiscal 2026, the Committee implemented a one-time PBRSU grant for our Executive Leadership Team. This award was designed in response to a specific and extraordinary set of circumstances: the Company’s ongoing strategic transformation demands sustained, cohesive executive leadership at a time when the macroeconomic environment has created significant uncertainty and an intensely competitive market for senior talent. Rather than a general compensation increase, this one-time grant directly addresses the Committee’s determination that retaining and incentivizing the executive leadership team through the multi-year transformation period is critical to protecting and enhancing long-term stockholder value.

The Committee structured the award so that executives realize meaningful value only if stockholders do. The PBRSU grant is subject to a three-year performance period, and final vesting is contingent upon the achievement of rigorous, predetermined performance metrics. Specifically, the Committee will measure the Company’s return on invested capital (ROIC) and its adjusted

42

operating income growth relative to the Special Peer Group (shown below). If the Company does not meet the initial adjusted operating income growth threshold, no payout will be provided regardless of any other factor. The payout range of 50% to 150% of target ensures that executives are rewarded in proportion to the degree of performance delivered, with payouts for performance between threshold and target, and between target and maximum, determined by straight-line interpolation.

Consistent with our standard Long-Term Incentive Plan (LTIP) methodology, these awards are expressed as a fixed dollar value and converted into units based on the 20-day trailing average of the Company’s Class B common stock. Ultimate share delivery is adjusted for performance outcomes and reinvested dividends accrued during the second and third years of the performance cycle. This structure reinforces long-term alignment by tying the economic value of the award directly to the Company’s stock price performance over the full measurement period.

In designing and sizing the award, the Committee consulted with its independent compensation consultant, WTW, to ensure that the grant’s magnitude, structure, and timing were appropriate given both competitive market data and the particular demands of the Company’s multi-year transformation strategy. The Committee is committed to our strong pay-for-performance philosophy and confirms that similar one-time equity awards would be considered in the future only under equally extraordinary circumstances.

For more information on the PBRSU awards granted during fiscal 2026, please see the Fiscal 2026 Grants of Plan-Based Awards Table on page 52 and the Outstanding Equity Awards at 2026 Fiscal Year-End Table on pages 53-54.

SPECIAL PEER GROUP

COMPANY	WEIGHTING

Diageo plc	29%

Pernod Ricard SA	29%

Rémy Cointreau SA	14%

Davide Campari-Milano N.V.	14%

LVMH Moët Hennessy – Louis Vuitton, Société Européenne	14%

The table below shows the target one-time PBRSU awards to each NEO in fiscal 2026 for the fiscal 2026-2028 performance period:

TARGET ONE-TIME PBRSU AWARDS FOR FISCAL 2026-2028 PERFORMANCE PERIOD

NAME	NUMBER OF SHARES GRANTED	VALUE OF SHARES AT GRANT

Lawson E. Whiting	204,310	$5,500,025

James W. Peters(1)	—	—

Michael E. Carr, Jr.	37,148	1,000,024

Michael A. Masick	37,148	1,000,024

Yiannis Pafilis(2)	37,148	1,000,024

Leanne D. Cunningham(3)	37,148	1,000,024

(1)	Mr. Peters did not receive this award due to his joining the Company after this award was granted.

(2)	The amount shown is the U.S.-dollar equivalent of the grant value, calculated using the grant date exchange rate of €0.8515 per $1.

(3)	A portion of Ms. Cunningham’s one-time PBRSU award (covering 24,743 shares) was forfeited following her retirement from the Company.

ONE-TIME PBRSU AWARDS: PAYOUT SCALE AND POTENTIAL PAYOUTS FOR FISCAL 2026-2028 PERFORMANCE PERIOD

Brown-Forman Return on Invested Capital(1) (50% Weighting) 12.1% Threshold 50% Payout 13.6% Target 100% Payout 15.1% Maximum 150% Payout Brown-Forman 3-Year Relative Adjusted Operating Income(1) Rank vs. Custom Peer Group (50% Weighting) -10 pps Threshold 50% Payout Average Target 100% Payout +10 pps Maximum 150% Payout

(1)

“Return on invested capital” and “adjusted operating income” are financial measures that are not calculated in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information regarding non-GAAP financial measures used in this Proxy Statement.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	43

Stock-Settled Stock Appreciation Rights (SSARs)

The Committee awards SSARs that allow our NEOs to receive the value of the appreciation of our Class B common stock from the grant date. The Committee determined the number of Class B common stock SSARs awarded to our NEOs for fiscal 2026 by dividing the total dollar value of each SSAR award by the value of one SSAR ($8.21 determined by the Black-Scholes method) at the close of trading on the grant date. SSARs become exercisable on the first day of the third fiscal year following the grant date, and generally are exercisable for seven fiscal years thereafter. The SSARs granted in July 2025 (for fiscal 2026) become exercisable on May 1, 2028, and will expire on April 30, 2035. For more information on the SSARs awarded during fiscal 2026, please see Fiscal 2026 Grants of Plan-Based Awards Table on page 52 and the Outstanding Equity Awards at 2026 Fiscal Year-End Table on pages 53-54.

The table below shows the number of SSARs awarded to our NEOs in fiscal 2026:

SSARS GRANTS IN FISCAL 2026 (IN CLASS B COMMON STOCK)

NAME	NUMBER OF SSARS GRANTED	VALUE OF SHARES AT GRANT

Lawson E. Whiting	288,238	$2,366,434

James W. Peters(1)	8,992	66,001

Michael E. Carr, Jr.	31,463	258,311

Michael A. Masick	28,418	233,312

Yiannis Pafilis(2)	31,317	257,113

Leanne D. Cunningham	75,105	616,612

(1)	Mr. Peters received a prorated award due to his joining the Company on March 31, 2026.

(2)	The amount shown is the U.S.-dollar equivalent based on the 90-day average exchange rate from April 25, 2025, through July 24, 2025, of €1 to $1.14783.

Fiscal 2024-2026 Long-Term Incentive Payouts

PBRSU Awards for Fiscal 2024-2026 Performance Period

The Committee granted PBRSU awards on July 27, 2023 (fiscal 2024) for the fiscal 2024-2026 performance period. The Committee measured performance by comparing the three-year cumulative TSR of Brown-Forman’s Class B common stock with the three-year cumulative TSR of the companies in the S&P 500 Consumer Staples Index and the three-year CAGR of Brown-Forman’s transaction-adjusted operating income relative to the S&P 500 Consumer Staples Index. Similar to STI, transaction-adjusted operating income is adjusted operating income that was further adjusted to remove certain costs related to our previously disclosed potential business combination and certain other M&A activity, including the one-time transaction-related recognitions discussed above.

The following companies were listed on the S&P 500 Consumer Staples Index(1) at the end of the fiscal 2024-2026 performance period:

•

Altria Group, Inc.

•

Archer-Daniels-Midland Company

•

Brown-Forman Corporation (Cl B) (2)

•

Bunge Global SA

•

The Campbell’s Company

•

Casey’s General Stores, Inc.

•

Church & Dwight Co., Inc.

•

The Clorox Company

•

The Coca-Cola Company

•

Colgate-Palmolive Company

•

Conagra Brands, Inc.

•

Constellation Brands, Inc. (Cl A)

•

Costco Wholesale Corporation

•

Dollar General Corporation

•

Dollar Tree, Inc.

•

The Estée Lauder Companies Inc. (Cl A)

•

General Mills, Inc.

•

The Hershey Company

•

Hormel Foods Corporation

•

The J.M. Smucker Company

•

Kenvue Inc.(3)

•

Keurig Dr Pepper Inc.

•

Kimberly-Clark Corporation

•

The Kraft Heinz Company

•

The Kroger Co.

•

McCormick & Company, Incorporated

•

Molson Coors Beverage Company (Cl B)

•

Mondelēz International, Inc. (Cl A)

•

Monster Beverage Corporation

•

PepsiCo, Inc.

•

Philip Morris International Inc.

•

The Procter & Gamble Company

•

Sysco Corporation

•

Target Corporation

•

Tyson Foods, Inc. (Cl A)

•

Walmart Inc.

(1)

S&P Consumer Staples constituents are subject to change. While benchmarking includes all companies active at the end of the performance period, any constituent that was not actively traded throughout the entire timeframe-from the start (including the beginning average period) through the end-will be excluded.

(2)	Brown-Forman Corporation is excluded for purposes of the Company’s calculations of PBRSU performance.
(3)	Kenvue Inc. was excluded from the performance measurement for the PBRSUs due to it not being included in the S&P 500 Consumer Staples Index at the beginning of the performance period.

44

Based on performance over the three-year period ended April 30, 2026, the awards paid out at 55% of target, as shown below.

PBRSU AWARDS: PERFORMANCE FOR FISCAL 2024-2026 PERFORMANCE PERIOD

Brown-Forman 3-Year TSR Rank vs. S&P 500 Consumer Staples Index 30th Percentile Threshold 50% Payout 55th Percentile Target 100% Payout 80th Percentile Maximum 150% Payout Actual Result: 3rd Percentile 50% Payout Brown-Forman 3-Year Transaction-Adjusted Operating Income Rank vs. S&P 500 Consumer Staples Index 30th Percentile Threshold 50% Payout 55th Percentile Target 100% Payout 80th Percentile Maximum 150% Payout Actual Result: 35th Percentile 60% Payout

Payouts for performance between threshold and target and between target and maximum are determined using straight-line interpolation method. In calculating TSR, the Committee looked at average closing stock prices over the 60 trading days preceding the commencement of the performance period and the final 60 trading days of the performance period. The Committee determined the number of shares to issue by multiplying the target award by the payout percentage and adjusting the resulting number upwards to account for dividend yields during the second and third years of the performance period. The Committee chose this calculation method so that our NEOs’ compensation remained exposed to changes in stock price, but also allowed them to earn the dividend yields during the performance period, consistent with the goals of our long-term incentive plan. The shares awarded for the fiscal 2024-2026 performance period were issued on May 27, 2026.

The table below shows the number of shares of PBRSUs issued for the fiscal 2024-2026 performance period.

SHARES ISSUED FOR FISCAL 2024-2026 PERFORMANCE PERIOD

NAME	CLASS A SHARES	CLASS B SHARES

Lawson E. Whiting	36,389	—

James W. Peters(1)	—	—

Michael E. Carr, Jr.	—	611

Michael A. Masick	—	611

Yiannis Pafilis	272	508

Leanne D. Cunningham	8,208	—

(1)	Mr. Peters joined the Company on March 31, 2026, and did not receive this award.

SSARs Granted in Fiscal 2024

The value of our stock-settled stock appreciation rights is determined by the difference between the market price of our Class B common stock on the date of exercise and the exercise price of the awards. The SSARs granted on July 27, 2023, became exercisable on May 1, 2026, and are exercisable until they expire on April 30, 2033.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	45

Other Compensation Elements

Employment Agreements

We generally do not have employment agreements with our NEOs. However, pursuant to Dutch law, Yiannis Pafilis has an employment agreement with our subsidiary, Brown-Forman Netherlands B.V. in connection with his employment as EVP, President, Europe, Africa and APAC. The employment agreement does not alter Mr. Pafilis’ compensation, which is described elsewhere in this proxy statement. The agreement includes customary restrictive covenants, including confidentiality obligations, intellectual property assignment provisions, and non-solicitation restrictions covering our employees, clients, and business relations for 12 months following termination. The agreement is terminable by either party subject to statutory notice requirements under Dutch law.

Post-Termination Compensation and Benefits

We occasionally enter into consulting agreements with retiring executives to facilitate the efficient transition of leadership. The Company did not enter into any such arrangements during fiscal 2026.

Employee Benefits and Perquisites

We provide our NEOs with certain benefits that are available to nearly all of our salaried employees in the United States, including term life insurance (equal to two times target cash compensation), travel accident insurance, matching contributions to a 401(k) savings plan, medical and dental insurance, a LiveWell program that includes reimbursement of certain financial and wellness expenses, and a pension that grows with each additional year of service, age, and pay increases, as more fully discussed in “Pension Benefits” on page 55. Mr. Pafilis, a Greek citizen, is not eligible to participate in the 401(k) savings plan or the U.S.-based pension. NEOs and certain other executives receive additional benefits, including an automobile allowance or company-provided vehicle; a residential security system and monitoring in certain circumstances (as required); professional security transportation to and from the office, corporate functions, or meetings in certain circumstances; and product promotion expenses. Mr. Whiting is required to use a chartered aircraft for security purposes. The Committee approved an annual corporate aircraft allowance up to $125,000 for Mr. Whiting’s personal aircraft usage in addition to amounts associated with outside board-related travel. For more details on these benefits, please see the “All Other Compensation” column of the Fiscal 2026 Summary Compensation Table found on page 50.

We purchase tickets to sporting and entertainment events for business outings with customers and suppliers. If the tickets are not used for business purposes, employees (including the NEOs) can use the tickets at no incremental cost to Brown-Forman. In addition, we occasionally invite the NEOs and directors, and their spouses to social events, including retirement celebrations, award dinners, sporting events, and similar functions. We believe these events provide valuable opportunities for our senior executives to establish and develop relationships with our directors, long-term stockholders, employees, and each other. For more detail on these employee benefits, please see the “All Other Compensation” column of the Fiscal 2026 Summary Compensation Table on page 50.

Brown-Forman Corporation Executive Savings Plan

The Brown-Forman Corporation Executive Savings Plan (ESP) is a non-qualified deferred compensation plan for U.S.-based Executives. All participants are fully vested in their ESP balances.

Effective January 1, 2025, the ESP was frozen to new entrants and contributions. Participants in the ESP may notionally invest their plan balances within generally the same asset classes available to participants in our qualified 401(k) savings plan. The benefits owed under the ESP are generally unsecured obligations of Brown-Forman. Brown-Forman is not entitled to an income tax deduction on the benefits owed under the ESP until the benefits become taxable to the participants, which generally will be when the benefits are actually paid. Amounts accumulated in ESP participant accounts are payable based on payment schedules chosen by the participant or in a lump sum six months after termination if certain criteria are met. Participants can choose either a lump sum payment or installment payments for up to ten years.

The Fiscal 2026 Non-Qualified Deferred Compensation Table on page 58 contains information about NEO activity in the ESP during fiscal 2026, gains and losses attributable to the change in market value of the notional investments, and any payments to our NEOs.

46

Compensation Decisions

Our Decision-Making Process

In making decisions, the Committee members benefit from their own diverse experience, input from members of management, advice from the Committee’s independent compensation consultant, and access to functional experts at the Company.

INDEPENDENT BOARD MEMBERS Discuss feedback on various compensation programs and practices with Management and other Board members. INDEPENDENT COMPENSATION COMMITTEE Establishes compensation for our NEOs and other executive officers, and helps the Board ful?ll its duties relating to the compensation of our directors, officers, and employees. The Committee has the sole authority, on behalf of the Board, to determine the compensation of our CEO the authority to review and approve compensation and benefits of the Company's other (non-CEO) executive officers. INDEPENDENT COMPENSATION CONSULTANT Provides the Committee with information on external compensation trends and provides guidance on the compensation of our NEOs and other executive officers. Provides independent advice to the Committee on non-employee director compensation. MANAGEMENT Our CEO evaluates the individual performance and contributions of each other executive officer and reports to the Committee his recommendations regarding their compensation. Our CEO also discusses feedback on various pay programs and practices with the Committee. OTHER KEY STAKEHOLDERS Other key stakeholders, such as stockholders and employees, provide feedback to management, the Committee, and the Board regarding our various compensation programs and practices.

The Role of Our Compensation Committee

The Committee serves a critical role in our compensation governance by providing independent oversight and thought leadership on executive compensation and establishing performance objectives that correlate pay and performance. The Committee is currently composed of three independent directors: Jan E. Singer (Chair), Mark A. Clouse, and Tracy L. Skeans. Each member of the Committee qualifies as an independent director under the NYSE’s heightened independence standards for compensation committee members of non-controlled companies and as a non-employee director under SEC rules. As a “controlled company,” Brown-Forman is not required to meet all of these standards, but we believe that doing so is in the best interests of our Company and our stockholders.

The Role of the Independent Compensation Consultant

The Committee’s independent compensation consultant is engaged by and reports directly to the Committee and attends Committee meetings as requested. Willis Towers Watson (WTW) served as the Committee’s consultant during fiscal 2026. During fiscal 2026, upon the recommendation by Company management and approval by the Committee, WTW performed certain services for the Company, in addition to its services to the Committee, including ad hoc compensation consulting (such as broad-based incentive plan design, compensation survey services, and the hosting of a portal outlining employee pay, benefits, and other rewards). They also provided consulting services related to enterprise risk management and insurance placement.

Fees paid to WTW in fiscal 2026 for compensation committee consultant services totaled $271,727 and $2,228,840 for all other services to the Company, which represented less than 1% of WTW’s fiscal year revenue. In accordance with SEC and NYSE requirements, the Committee has reviewed the independence of WTW and determined that no conflict exists that would compromise the independence of the firm’s advice.

As disclosed above, in fiscal 2026 the Committee also obtained feedback from Pearl Meyer, an independent compensation consultant retained by management, to provide the Committee with information to allow it to analyze executive compensation in connection with the Company’s contemplated business combination.

The Role of Management

Management provides relevant data, context, and input regarding strategic goals to the Committee and the independent compensation consultant. This information supports the compensation consultant’s analysis and

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	47

recommendations to the Committee. It ensures the compensation consultant’s advice is tailored to the Committee’s needs while maintaining the independence of the compensation consultant’s insights for the Committee’s decision-making. The Committee maintains ultimate authority over executive compensation decision-making. This collaborative effort supports our objective of maintaining compensation programs that attract, motivate, and retain talent effectively within the organization.

Compensation Comparator Group

Each year, with the assistance of the independent compensation consultant, the Committee reviews the list of companies against which we compare our executive compensation packages. The objective of the review is to ensure the Compensation Comparator Group shares similar characteristics with Brown-Forman, such as industry, country headquarters, revenue, market capitalization, global footprint, and prominence of brands. The companies listed below constituted the Compensation Comparator Group for decisions made in fiscal 2026.

• The Boston Beer Company, Inc. • The Campbell’s Company • Church & Dwight Co., Inc. • The Clorox Company • Conagra Brands, Inc. • Constellation Brands, Inc. • Diageo plc	• Edgewell Personal Care Company • Energizer Holdings, Inc. • The Hain Celestial Group, Inc. • Harley-Davidson, Inc. • The Hershey Company • The J.M. Smucker Company • Keurig Dr Pepper Inc.	• McCormick & Co Inc. • Molson Coors Beverage Company • Monster Beverage Corporation • Pernod Ricard SA • Post Holdings, Inc. • YETI Holdings, Inc.

Compensation Policies and Practices

Incentive Compensation Recoupment Policy

The Committee oversees our Incentive Compensation Recoupment Policies. In 2023, our Board adopted the Company’s Policy on Recoupment of Incentive Compensation (Recoupment Policy) applicable to current and former executive officers (Covered Officers) designated by the Board as “officers” pursuant to Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended (Exchange Act). The Recoupment Policy is intended to comply with the rules adopted by the SEC under Section 10D and Rule 10D of the Exchange Act, and the related listing standards adopted by the NYSE (collectively, the Clawback Rules).

The Recoupment Policy provides for mandatory recovery of erroneously awarded “incentive-based compensation” as defined in the Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Recoupment Policy, the Company is entitled to recoup from Covered Officers erroneously awarded “incentive-based compensation” received within a look-back period of the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. The foregoing description is only a summary and is qualified in its entirety by reference to the full text of the Recoupment Policy, a copy of which was filed as Exhibit 97 to the Company’s Annual Report on Form 10-K for the year ended April 30, 2024.

In addition to the Recoupment Policy, in 2013 the Board adopted a recoupment policy applicable to executive officers and other senior officers designated by the Committee (a Designated Officer) which provides that the Company will, at the direction of the Committee, seek to recover all or part of the incentive compensation that should not have been awarded or paid, if (i) the Company has to restate its reported financial results due to material noncompliance with any financial reporting requirement under the U.S. federal securities laws within three years after the date the results are first publicly issued or filed, or (ii) the Company discovers a material error in the calculation of any incentive compensation that was awarded or paid within the preceding three years.

If the Committee determines that any Designated Officer engaged in fraud or intentional misconduct in connection with any such material noncompliance or error in incentive calculation, the Committee can direct the Company to seek recovery of the incentive compensation that should not have been awarded or paid for a period of six years after the date that such financial results were first publicly issued or filed or six years before the date such fraud or misconduct was discovered.

Retirement Age Policy

Our NEOs and other executive officers in high-level policymaking positions are subject to a mandatory retirement age of 65. Such NEOs and executive officers are personally notified of the mandatory retirement policy at age 60 (or older if the individual assumes such a position after age 60). An employee who does not become an NEO or executive officer until after attaining the age of 65 will have a two-year grace period once becoming subject to the policy.

48

Executive Change in Control Severance Plan
On October 31, 2025, as part of its regular review of corporate governance documents and executive compensation policies, the Board adopted the Brown-Forman Corporation Executive Change in Control Severance Plan (the CIC Severance Plan). The Board implemented the CIC Severance Plan to attract and retain key talent, and to assure the Company maintains the continued dedication and focus of its executive leadership team—including all NEOs—notwithstanding the possibility, threat, or occurrence of a Change in Control. For more information on the benefits payable to the NEOs under the CIC Severance Plan in connection with a CIC Qualifying Termination, please see Fiscal 2026 Potential Payments Upon Termination or Change in Control Table on pages 60-61.
Deductibility of Compensation
Section 162(m) of the Internal Revenue Code limits to $1 million the amount of annual compensation Brown-Forman may deduct for tax purposes when paid to certain covered individuals, including our NEOs. To maintain flexibility, Brown-Forman does not have a policy of requiring that NEO compensation be fully deductible.
Compensation Risk Assessment
To determine the level of risk arising from our compensation policies and practices, we conduct an annual risk assessment, with oversight by the Committee, its independent compensation consultant, and our internal auditors. The assessment is based on a framework provided by the Committee’s independent compensation consultant and examines the risk associated with the compensation programs applicable to all of our employees. The assessment also considers the features of our compensation programs that are designed to mitigate risk. We believe our compensation programs encourage and reward an appropriate level of risk-taking. The Committee concluded, based upon the results of the assessment for fiscal 2026, that our compensation policies and practices are not reasonably likely to have a material adverse effect on Brown-Forman.
Equity Award Grants
Generally, the grant date of any award is the date of the Committee or Board meeting at which it was approved. We use the
20-day
trailing average stock price to determine the target number of shares granted. We do not have a program, plan, or practice of timing equity award grants in conjunction with the release of material nonpublic information (or vice versa). However, see the section below titled “Option/SSAR Awards Made Close in Time to Material Nonpublic Information Disclosure” for information regarding SSARs granted to
Mr. Peters on April 23, 2026. While this grant was not timed to coincide with the disclosure of material nonpublic information, additional tabular disclosure is required for this grant because it occurred within four business days before the Company furnished a Current Report on Form
8-K
to the SEC containing material nonpublic information. We have never re-priced
or back-dated options or SSARs granted under any of our equity compensation plans, and both our 2013 Omnibus Compensation Plan and our 2022 Omnibus Compensation Plan specifically prohibit such practices.
Source of Plan Shares
We try to limit the source of shares delivered to participants under our equity compensation plans to those we purchase from time to time on the open market (in connection with our publicly announced share repurchase programs), in private transactions, or otherwise. We may use newly issued shares to cover exercises or redemptions of awards and then purchase an equal number of shares on the open market or otherwise as quickly as is reasonably practicable after that.
Insider Trading Policy; Hedging, Derivatives, and Short Sale Transactions Prohibited
Our Board has adopted an Insider Trading Policy to promote compliance with applicable securities laws that prohibit certain persons who are aware of material nonpublic information about a company from (i) trading in securities of that company or (ii) providing material non-public
information to other persons who may trade on the basis of that information. Our Insider Trading Policy includes certain procedures governing the purchase, sale, and other disposition of Brown-Forman securities by employees, officers, directors, and their family members. Furthermore, our Insider Trading Policy prohibits employees, officers, directors, and their family members from selling Brown-Forman securities that they do not own (a short sale); from engaging in transactions involving exchange-traded options, puts, calls, or other derivative securities based on Brown-Forman securities; and from engaging in any hedging or monetization transactions accomplished through a number of possible mechanisms, including the use of financial instruments such as prepaid variable forwards, equity swaps, and collars.
Our Policy on Stock Ownership Guidelines
We do not have stock ownership guidelines for our employees. However, the Committee does review the stock ownership status of our NEOs before granting additional stock-based compensation each fiscal year to determine whether such grants are necessary and to assess potential retention risk. We list the stock beneficially owned by our NEOs on page 62.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	49

Compensation Tables

Summary Compensation

The following table sets forth the compensation of our NEOs for the fiscal years shown below, calculated under SEC rules.

FISCAL 2026 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	SSAR/ Option Awards(4)	Non-Equity Incentive Plan Compensation(5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total

Lawson E. Whiting President and Chief Executive Officer	2026	$1,314,365	$2,712,763	$10,772,703	$2,366,434	$2,493,150	$5,381,227	$264,240	$25,304,882
	2025	1,276,083	—	4,624,396	2,366,441	2,969,623	2,024,516	188,485	13,449,544
	2024	1,250,040	—	4,765,947	2,216,456	3,706,929	1,145,802	108,986	13,194,160

James W. Peters Executive Vice President and Chief Financial Officer(8)	2026	68,750	79,063	138,949	66,001	105,874	—	2,687	461,324

Michael E. Carr, Jr. Executive Vice President, General Counsel and Secretary(8)	2026	651,063	1,343,750	1,585,673	258,311	701,675	380,170	60,049	4,980,691

Michael A. Masick Executive Vice President, President, Americas(8)	2026	583,352	644,000	1,531,430	233,312	603,470	358,481	58,890	4,012,935

Yiannis Pafilis Executive Vice President, President, Europe, Africa, Asia Pacific(8) (9)	2026	651,415	644,000	1,583,051	257,113	661,487	—	23,085	3,820,151

Leanne D. Cunningham Former Executive Vice President and Chief Financial Officer(10)	2026	751,066	829,150	2,362,972	616,612	1,021,150	3,275,746	41,858	8,898,554
	2025	729,190	—	1,204,949	616,607	662,158	1,087,460	48,362	4,348,726
	2024	655,646	—	1,075,043	499,967	937,015	579,124	37,906	3,784,701

(1)

Salary includes holiday bonus and is based on the fiscal year beginning May 1, 2025. The holiday bonus, which is provided to all salaried employees, is based on the employee’s tenure as shown in the table below:

Length of Continuous Service	Amount of Holiday Bonus

3 months but less than 6 months	1/8 of monthly salary

6 months but less than 5 years	1/4 of monthly salary

5 years but less than 10 years	3/8 of monthly salary

10 years or more	1/2 of monthly salary

(2)

The amounts disclosed in this column are for discretionary, one-time transaction-related recognitions paid to our NEOs in recognition of their contributions and extraordinary efforts and time commitment with respect to the potential business combination.

(3)

Includes the aggregate grant date fair value of PBRSUs (including the one-time PBRSUs for each NEO, except for Mr. Peters who did not receive the one-time PBRSU award) granted during the respective fiscal years, calculated in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The grant date fair value for the PBRSUs granted during fiscal 2026, assuming the maximum achievement of the performance goals would have been $16,159,055 for Mr. Whiting, $208,424 for Mr. Peters, $2,378,510 for Mr. Carr, $2,297,145 for Mr. Masick, $2,374,576 for Mr. Pafilis, and $3,544,459 for Ms. Cunningham. Assumptions used in the calculation of these amounts are included in Note 12 to our audited financial statements for the fiscal year ended April 30, 2026, which appear in our Annual Report on Form 10-K for fiscal 2026.

(4)

Includes the aggregate grant date fair value of SSARs granted during the respective fiscal years, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 to our audited financial statements for the fiscal year ended April 30, 2026. Note 12 appears in our Annual Report on Form 10-K for fiscal 2026.

(5)

Amounts listed for fiscal 2026 include short-term cash incentive compensation paid for the one-year performance period ended April 30, 2026, as approved by the Compensation Committee in May 2026 and paid on June 15, 2026.

(6)

Amounts represent changes between fiscal years in the actuarial present value of the accumulated pension benefits of each of the NEOs under the qualified pension or nonqualified plan. Pension values may fluctuate significantly from year to year depending on a number of factors including: age; years of service; average annual earnings; and the assumptions used to determine the present value, such as the discount rate and mortality tables. In general, the increased amounts for Mr. Whiting and Ms. Cunningham are attributable to standard adjustments for additional years of service and pay, updates to the nonqualified plan’s terms, and in Ms. Cunningham’s case only, actuarial changes triggered by her retirement on May 1, 2026. Please see the Fiscal 2026 Pension Benefits Table on page 55 for the assumptions used in calculating the change in pension value. None of the NEOs received above-market or preferential earnings (as these terms are defined by the SEC) on their non-qualified deferred compensation accounts.

50

	Qualified	Non-Qualified	Total

Lawson E. Whiting	$131,379	$5,249,848	$5,381,227

James W. Peters(a)	—	—	—

Michael E. Carr, Jr.	26,454	353,716	380,170

Michael A. Masick	44,266	314,215	358,481

Yiannis Pafilis(b)	—	—	—

Leanne D. Cunningham	590,092	2,685,654	3,275,746

(a)	Mr. Peters will not become eligible for the pension plan until April 1, 2027 when he reaches one year of service with the Company.

(b)	Mr. Pafilis is not eligible for the plan as an employee based outside of the U.S.

(7)	The following table sets forth each component of the “All Other Compensation” column for fiscal 2026.

Name	401(k) Matching Contribution	Cost of Company-Provided Life Insurance	Cost of Company Car and Aircraft Benefit(a)(b)	Security(c)	Other(d)(e)	Total

Lawson E. Whiting	$17,352	$2,496	$140,264	$99,128	$5,000	$264,240

James W. Peters	—	172	1,200	—	1,315	2,687

Michael E. Carr, Jr.	20,417	1,931	14,400	18,578	4,723	60,049

Michael A. Masick	18,010	1,798	14,400	19,599	5,083	58,890

Yiannis Pafilis	—	2,260	20,412	—	414	23,086

Leanne D. Cunningham	7,292	2,496	14,400	—	17,671	41,859

(a)

Values based on the cost to Brown-Forman during the fiscal year for a car allowance in lieu of a company car for all NEOs with the exception of Mr. Pafilis. Mr. Pafilis has a company-provided vehicle and the cost above is the aggregate cost to the Company for his vehicle.

(b)

Amounts shown for Mr. Whiting include $120,764 with respect to personal aircraft usage. We calculate the aggregate incremental cost based on the payments made by us to provide the applicable chartered aircraft benefit.

(c)

Includes other items related to security, such as the installation of a residential security system, monitoring services and transportation. With respect to Mr. Whiting, this includes private aircraft usage for travel for non-Company related business at the request of the Board of Directors.

(d)	LiveWell benefit that includes reimbursement of certain financial and wellness expenses, and up to $1,200 for the fiscal year for each NEO for Product Promotion-related expenses.

(e)	Includes a prorated holiday bonus payment for Ms. Cunningham covering the December 1, 2025—May 1, 2026 period.

(8)	Messrs. Peters, Carr, Masick, and Pafilis were not NEOs in fiscal 2024 or fiscal 2025.

(9)

Mr. Pafilis is based in the Netherlands and is paid in euros. The amount shown for Salary, Bonus, Non-Equity Incentive Plan Compensation, and All Other Compensation is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2025, to April 30, 2026, of €1 to $1.16313.

(10)	Amounts do not reflect shares forfeited in connection with Ms. Cunningham’s retirement from the Company on May 1, 2026, which consisted of 24,743 one-time PBRSUs granted on July 3, 2025.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	51

Grants of Plan-Based Awards

The following table contains information regarding the equity and non-equity awards granted to our NEOs during fiscal 2026 under our 2022 Omnibus Compensation Plan. For additional information on the fiscal 2026 awards, please see the Compensation Discussion and Analysis, which begins on page 32.

FISCAL 2026 GRANTS OF PLAN-BASED AWARDS TABLE

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(2)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(3)			All Other Option Awards: Number of Securities	Exercise or Base Price of Option	Grant Date Fair Value of Stock and
Name	Grant Date	Award Type(1)	Threshold	Target	Maximum	Threshold	Target	Maximum	Underlying Options (#)(4)	Awards ($)(5)	Option Awards ($)(6)

Lawson E. Whiting		STC	$—	$1,650,000	$3,300,000	—	—	—	—	—	—
	7/3/2025	PBRSU	—	—	—	102,155	204,310	306,465	—	—	$5,638,956

	7/24/2025	PBRSU	—	—	—	83,192	166,383	249,575	—	—	5,133,747

	7/24/2025	SSAR	—	—	—	—	—	—	288,238	$31.15	2,366,434

James W. Peters		STC	—	70,068	140,136	—	—	—	—	—	—
	4/23/2026	PBRSU	—	—	—	2,390	4,779	7,169	—	—	138,949

	4/23/2026	SSAR	—	—	—	—	—	—	8,992	28.40	66,001

Michael E. Carr, Jr.		STC	—	425,000	850,000	—	—	—	—	—	—
	7/3/2025	PBRSU	—	—	—	18,574	37,148	55,722	—	—	1,025,285

	7/24/2025	PBRSU	—	—	—	9,081	18,162	27,243	—	—	560,389

	7/24/2025	SSAR	—	—	—	—	—	—	31,463	31.15	258,311

Michael A. Masick		STC	—	370,000	740,000	—	—	—	—	—	—
	7/3/2025	PBRSU	—	—	—	18,574	37,148	55,722	—	—	1,025,285

	7/24/2025	PBRSU	—	—	—	8,202	16,404	24,606	—	—	506,145

	7/24/2025	SSAR	—	—	—	—	—	—	28,418	31.15	233,312

Yiannis Pafilis(7)		STC	—	413,171	826,341	—	—	—	—	—	—
	7/3/2025	PBRSU	—	—	—	18,574	37,148	55,722	—	—	1,025,285

	7/24/2025	PBRSU	—	—	—	9,039	18,077	27,116	—	—	557,766

	7/24/2025	SSAR	—	—	—	—	—	—	31,317	31.15	257,113

Leanne D. Cunningham(8)		STC	—	650,000	1,300,000	—	—	—	—	—	—
	7/3/2025	PBRSU	—	—	—	18,574	37,148	55,722	—	—	1,025,285

	7/24/2025	PBRSU	—	—	—	21,677	43,354	65,031	—	—	1,337,688

	7/24/2025	SSAR	—	—	—	—	—	—	75,105	31.15	616,612

(1)

“STC” represents short-term (or annual) incentive compensation payable in cash. “PBRSU” represents Class B common performance-based restricted stock units. “SSAR” represents Class B common stock-settled stock appreciation rights.

(2)

Amounts represent potential value of the short-term incentive compensation opportunity for the fiscal 2026 performance period. No amounts are payable if threshold adjusted organic operating income and organic net sales performance levels are not achieved. STC is capped at 200% of target. Please see the “Non-Equity Incentive Plan Compensation” column of the Fiscal 2026 Summary Compensation Table on page 50 for amounts actually paid. These amounts include the short-term cash incentive compensation paid for the one-year performance period ended April 30, 2026.

(3)

Amounts represent the estimated payouts of the PBRSU awards granted in fiscal 2026. PBRSU awards are subject to a three-year performance period. The final number of shares earned for each award will be determined by multiplying the number of units by the applicable three-year performance percentage and adjusting the resulting number upwards to account for dividend yields during the second and third years of the performance period. PBRSU awards granted in fiscal 2026 will vest following certification by the Compensation Committee regarding whether, and to what extent, the performance goals have been met, which is expected to be on or around mid to late May 2028. The estimated possible payouts for each award assume a 50% threshold and 150% maximum payout.

(4)

The number of SSARs awarded for fiscal 2026 was determined by dividing the total cash value of each SSAR award by the Black-Scholes value ($8.21) of our Class B common stock as of the close of trading on the date of grant, July 24, 2025. Mr. Peters’ SSAR grant was issued on April 23, 2026 as part of our quarterly grant process with a Black-Scholes value of $7.34. SSARs become exercisable on the first day of the third fiscal year following the fiscal year of grant, and generally are exercisable for seven fiscal years after that (barring certain events that may cause an award to become exercisable earlier). SSARs granted in fiscal 2026 become exercisable on May 1, 2028, and expire April 30, 2035.

(5)	The exercise price for the SSARs represents the closing price of our Class B common stock on the grant date.

(6)

Calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts appear in Note 12 to our audited financial statements for the fiscal year ended April 30, 2026, which is included in our Annual Report on Form 10-K for fiscal 2026.

(7)

Mr. Pafilis is based in the Netherlands and is paid in euros. The amount shown for STC is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2025, to April 30, 2026, of €1 to $1.16313.

(8)

Due to Ms. Cunningham’s retirement from the Company on May 1, 2026, 24,743 shares of one-time PBRSUs granted on July 3, 2025, were forfeited. The amounts reflected above are the original number of shares granted and do not reflect the forfeitures.

52

Outstanding Equity Awards

The following table lists the outstanding equity awards held by our NEOs as of April 30, 2026. The year-end values shown in the table are based on the April 30, 2026, closing prices for our Class A common stock, $26.28 per share, and our Class B common stock, $25.77 per share.

OUTSTANDING EQUITY AWARDS AT 2026 FISCAL YEAR END TABLE

		SSAR Awards(1)				Stock Awards(2)

Name	Grant Date	Number of Securities Underlying Unexercised SSARs Exercisable (#)	Number of Securities Underlying Unexercised SSARs Unexercisable (#)	SSAR Exercise Price ($)	SSAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)

Lawson E. Whiting	7/27/2017	34,619	—	$39.20	4/30/2027	—	—	—	—
	7/26/2018	41,266	—	53.24	4/30/2028	—	—	—	—

	7/25/2019	111,626	—	53.88	4/30/2029	—	—	—	—

	7/30/2020	109,334	—	68.24	4/30/2030	—	—	—	—

	7/22/2021	101,757	—	70.24	4/30/2031	—	—	—	—

	7/28/2022	86,430	—	73.61	4/30/2032	—	—	—	—

	7/27/2023	—	101,906	69.87	4/30/2033	—	—	—	—

	7/25/2024	—	183,445	45.07	4/30/2034	—	—	—	—

	7/24/2025	—	288,238	31.15	4/30/2035	—	—	—	—

	7/27/2023	—	—	—	—	36,389	$956,303	—	—

	7/25/2024	—	—	—	—	—	—	109,505	$2,821,944

	7/3/2025	—	—	—	—	—	—	204,310	5,265,069

	7/24/2025	—	—	—	—	—	—	166,383	4,287,690

James W. Peters	4/23/2026	—	8,992	28.40	4/30/2035	—	—	—	—
	4/23/2026	—	—	—	—	—	—	4,779	123,155

Michael E. Carr, Jr.	7/22/2021	1,840	—	70.24	4/30/2031	—	—	—	—
	7/28/2022	1,518	—	73.61	4/30/2032	—	—	—	—

	7/27/2023	—	1,677	69.87	4/30/2033	—	—	—	—

	7/25/2024	—	10,335	45.07	4/30/2034	—	—	—	—

	7/24/2025	—	31,463	31.15	4/30/2035	—	—	—	—

	7/27/2023	—	—	—	—	611	15,745	—	—

	7/25/2024	—	—	—	—	—	—	6,170	159,001

	7/3/2025	—	—	—	—	—	—	37,148	957,304

	7/24/2025	—	—	—	—	—	—	18,162	468,035

Michael A. Masick	7/25/2019	2,735	—	53.88	4/30/2029	—	—	—	—
	7/22/2021	2,055	—	70.24	4/30/2031	—	—	—	—

	7/28/2022	1,935	—	73.61	4/30/2032	—	—	—	—

	7/27/2023	—	1,677	69.87	4/30/2033	—	—	—	—

	7/25/2024	—	8,865	45.07	4/30/2034	—	—	—	—

	7/24/2025	—	28,418	31.15	4/30/2035	—	—	—	—

	7/27/2023	—	—	—	—	611	15,745	—	—

	7/25/2024	—	—	—	—	—	—	5,293	136,401

	7/3/2025	—	—	—	—	—	—	37,148	957,304

	7/24/2025	—	—	—	—	—	—	16,404	422,731

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	53

OUTSTANDING EQUITY AWARDS AT 2026 FISCAL YEAR END TABLE (CONT.)

		SSAR Awards(1)				Stock Awards(2)

Name	Grant Date	Number of Securities Underlying Unexercised SSARs Exercisable (#)	Number of Securities Underlying Unexercised SSARs Unexercisable (#)	SSAR Exercise Price ($)	SSAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)

Yiannis Pafilis	7/22/2021	1,563	—	70.24	4/30/2031	—	—	—	—
	7/28/2022	1,110	—	73.61	4/30/2032	—	—	—	—

	7/27/2023	—	1,332	69.87	4/30/2033	—	—	—	—

	10/26/2023	—	61	55.96	4/30/2033	—	—	—	—

	4/25/2024	—	813	48.11	4/30/2033	—	—	—	—

	7/25/2024	—	7,673	45.07	4/30/2034	—	—	—	—

	7/24/2025	—	31,317	31.15	4/30/2035	—	—	—	—

	7/27/2023	—	—	—	—	485	12,498	—	—

	10/26/2023	—	—	—	—	23	593	—	—

	4/25/2024	—	—	—	—	272	7,148	—	—

	7/25/2024	—	—	—	—	—	—	4,581	118,052

	7/3/2025	—	—	—	—	—	—	37,148	957,304

	7/24/2025	—	—	—	—	—	—	18,077	465,844

Leanne D. Cunningham(7)	7/27/2017	6,213	—	39.20	4/30/2027	—	—	—	—
	7/26/2018	3,856	—	53.24	4/30/2028	—	—	—	—

	7/25/2019	3,948	—	53.88	4/30/2029	—	—	—	—

	7/30/2020	3,008	—	68.24	4/30/2030	—	—	—	—

	7/22/2021	12,628	—	70.24	4/30/2031	—	—	—	—

	7/28/2022	16,125	—	73.61	4/30/2032	—	—	—	—

	7/27/2023	—	22,987	69.87	4/30/2033	—	—	—	—

	7/25/2024	—	47,799	45.07	4/30/2034	—	—	—	—

	7/24/2025	—	75,105	31.15	4/30/2035	—	—	—	—

	7/27/2023	—	—	—	—	8,208	215,706	—	—

	7/25/2024	—	—	—	—	—	—	28,533	735,295

	7/3/2025	—	—	—	—	—	—	37,148	957,304

	7/24/2025	—	—	—	—	—	—	43,354	1,117,233

(1)

SSAR awards are exercisable for shares of Class B common stock. All SSARs vest and become fully exercisable on the first day of the third fiscal year following the fiscal year of grant, and generally are exercisable for seven fiscal years after that (barring certain events that may require an award to become exercisable earlier).

(2)

Represents Class A and Class B common PBRSU awards with a three-year performance period. The PBRSU awards granted on July 27, 2023, October 26, 2023, and April 25, 2024, vested on May 27, 2026. The PBRSU awards granted on July 25, 2024, will vest on or about May 31, 2027, and the PBRSU awards granted on July 3, 2025, and July 24, 2025, will vest on or about May 31, 2028.

(3)

Reflects the number of shares of restricted Class A or Class B common stock that were issued on May 27, 2026, upon satisfaction of the performance measures prescribed for the performance-based restricted stock awards granted on July 27, 2023. The number of shares issued was determined by multiplying the target award by a three-year performance percentage of 55%, and then adjusting the resulting number upwards to account for dividend yields during the second and third years of the performance period.

(4)	Market value for the PBRSU awards was determined by multiplying the number of Class A shares by $26.28 or Class B shares by $25.77 (the closing price on April 30, 2026).

(5)

Amounts shown represent the estimated payout of PBRSUs based on a performance multiplier of 100% of target for the awards granted in fiscal 2025 and fiscal 2026. PBRSU awards are initially determined as a cash value, which is converted to units, and then subject to a three-year performance period. The number of shares of PBRSUs ultimately awarded will be determined by multiplying the initial number of units by a three-year performance adjustment factor and adjusting the resulting number to account for dividend yields during the second and third years of the performance period.

(6)	The market value for the PBRSU awards was determined by multiplying the number of Class B shares by $25.77 (the closing price of our Class B common stock on April 30, 2026).

(7)	Amounts shown for Ms. Cunningham include the 24,743 shares of her one-time PBRSUs granted on July 3, 2025, which were forfeited on May 1, 2026 in connection with her retirement.

54

Option Exercises and Stock Vested

The following table shows all SSAR awards exercised by the NEOs during fiscal 2026 and the value realized upon exercise, as well as all stock awards in which our NEOs vested during fiscal 2026 and the value realized upon vesting.

FISCAL 2026 OPTION EXERCISES AND STOCK VESTED TABLE

	SSAR Awards(1)		Stock Awards(2)

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(3)	Number of Class A Shares Acquired on Vesting(4)	Number of Class B Shares Acquired on Vesting(4)	Value Realized on Vesting(5)

Lawson E. Whiting	—	—	36,389	—	$972,314

James W. Peters	—	—	—	—	—

Michael E. Carr, Jr.	—	—	—	611	15,849

Michael A. Masick	—	—	—	611	15,849

Yiannis Pafilis	—	—	272	508	20,445

Leanne D. Cunningham	—	—	8,208	—	219,318

(1)	All SSAR awards are settled in Class B common stock.

(2)	Stock awards are in the form of Class A or Class B common stock.

(3)	Equals the difference between the SSAR exercise price and the market price of the underlying shares at time of exercise, multiplied by the number of SSAR awards exercised.

(4)

The grant dates for the awards of Class A common PBRSUs shown in the table were July 27, 2023 and April 26, 2024. The grant dates for the awards of Class B common PBRSUs shown in the table were July 27, 2023 and October 26, 2023. The vesting date of each grant of Class A and Class B PBRSUs was May 27, 2026, and the closing price of the relevant class of common stock on May 27, 2026, was used to determine value realized upon vesting.

(5)

Equals the sum of the closing price of each underlying security on the vesting date multiplied by the number of shares of the applicable class of common stock that vested. The closing price of our Class A common stock on May 27, 2026, was $26.72. The closing price of our Class B common stock on May 27, 2026, was $25.94.

Pension Benefits

We maintain both tax-qualified and non-qualified supplemental excess retirement plans. The following table shows the present value of accumulated pension benefits payable to each of our NEOs under our tax-qualified plan (the Brown-Forman Corporation Salaried Employees Retirement Plan) and under our non-qualified excess plan (the Brown-Forman Supplemental Executive Retirement Plan or SERP), based on the pension earned as of our most recent FASB ASC Topic 715 measurement date, April 30, 2026. These plans are described below the table.

FISCAL 2026 PENSION BENEFITS TABLE

Name	Plan Name	Number of Years of Service	Present Value of Accumulated Benefit(1) (2)	Payments During Last Fiscal Year

Lawson E. Whiting	Qualified (FAP)	28.83	$1,159,333	—

	Non-Qualified	28.83	14,670,524	—

James W. Peters(3)	Qualified (Cash Balance)	—	—	—

	Non-Qualified	—	—	—

Michael E. Carr, Jr.	Qualified (Cash Balance)	12.58	158,228	—

	Non-Qualified	12.58	379,654	—

Michael A. Masick	Qualified (FAP)	15.75	347,017	—

	Non-Qualified	15.75	472,326	—

Yiannis Pafilis(4)	Netherlands Pension Plan	27.50	1,288	—

	Germany Pension Plan	27.50	113,155	—

Leanne D. Cunningham	Qualified (FAP)	30.83	1,611,338	—

	Non-Qualified	30.83	5,228,835	—

(1)

Actuarial present value of each NEO’s accumulated pension benefit as of our FASB ASC Topic 715 measurement date, April 30, 2026, using a 5.75% discount rate for FAP values and expected retirement age of 65, except for Ms. Cunningham, whose commencement date is June 1, 2026 following her retirement from the Company.

(2)

The present value of accumulated benefits for the SERP includes the impact of a one-time PBRSU award granted to the executive leadership team in 2025, except in the case of Mr. Pafilis, who is not eligible for the SERP.

(3)	Mr. Peters will not become eligible for the pension plan until April 1, 2027 when he reaches one year of service with the Company.

(4)

The amount above disclosed as the “Present Value of Accumulated Benefits” for the Netherlands Pension Plan is the monthly annuity benefit Mr. Pafilis would be entitled to as of April 30, 2026. The Netherlands Pension Plan sponsor does not provide lump sum valuations or actuarial equivalents. Mr. Pafilis resided in Germany from September 1, 2017-August 31, 2023, and was eligible for the pension plan, for which Brown-Forman pays a guaranteed capital sum or monthly pension. The amount shown for both plans is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2025, to April 30, 2026, of €1 to $1.16313.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	55

Brown-Forman Corporation Salaried Employees Retirement Plan

Most U.S. salaried employees, and all of our NEOs (except Mr. Pafilis and Mr. Peters), participate in the tax-qualified Brown-Forman Corporation Salaried Employees Retirement Plan. This is a funded, non-contributory, defined benefit pension plan that provides retirement benefits based on the participant’s age, years of service, and compensation. Retirement benefits are not offset by Social Security benefits and are assumed for actuarial purposes to be payable at age 65. There are two formulas within the Plan, the Final Average Pay (FAP) formula and the Cash Balance formula; each is described below.

Final Average Pay (FAP)

Participants vest in any FAP benefit after five years of service. Subject to U.S. federal tax law limits, the formula used to calculate the FAP benefit includes the following factors:

•

Final Average Pay (FAP) is the average compensation of the highest consecutive five calendar years in the last ten calendar years of employment. For this purpose, compensation is considered to be salary, holiday bonus, and short-term incentive compensation (not long-term cash or equity compensation).

•

Social Security Covered Compensation (CC) is the average of the Social Security Taxable Wage Base in effect for each calendar year during the 35 years ending with the calendar year in which a participant reaches Social Security Retirement age.

•

Credited Service (Service) is the number of years and whole months during which the participant is employed by Brown-Forman at a location or division that participates in the pension plan, up to a maximum of 30 years.

The table below shows the pension formula and gives a sample calculation.

MONTHLY PENSION FORMULA FOR A PARTICIPANT RETIRING AT THE REGULAR RETIREMENT AGE OF 65

Generalized Formula	Sample Calculation: Assume FAP of $320,000, CC of $80,000, and Service of 30 years	Amount

1.3% multiplied by FAP up to CC	0.013 × $80,000	= $1,040

1.75% multiplied by FAP above CC	0.0175 × $240,000	= 4,200

5,240

The sum of the above multiplied by years of service	× 30	= 157,200

Divide by 12 to get the monthly pension (before reduction for early retirement or optional forms of payment)	÷ 12	= $13,100

Early retirement is available before age 55 if payment is elected within 120 days from separation. Those who retire before age 65 under the FAP formula have their pension payments reduced by 3% for each year (1/4 of 1% for each month) that payments start prior to age 65. Retirees can also reduce their pension payment to purchase optional forms of payment that protect a spouse or partner and ensure a minimum payment period. A lump sum payment option is also available under the qualified pension plan if it is elected within 120 days from separation, regardless of the participant’s age when the benefit commenced.

Cash Balance

Employees hired after July 2012 are covered under the Cash Balance formula. Participants vest in their Cash Balance benefit after 3 years of service. The Cash Balance formula provides an annual contribution credit based on the participant’s combined age and years of service (ranging from 3.0% to 8.0% of annual compensation) plus an annual interest credit based on published U.S. Treasury rates, subject to a minimum of 3% each year. The tables below show the contribution credit schedule and a pension formula sample calculation.

CONTRIBUTION CREDIT SCHEDULE

Age Plus Years of Service	Percentage Credit

0—34	3.00%

35—44	3.50%

45—54	4.25%

55—64	5.00%

65—74	6.00%

75—84	7.00%

85 or more	8.00%

56

CASH BALANCE PENSION FORMULA SAMPLE CALCULATION

End of Year Age	End of Year Service	End of Year Age + Service	End of Year Pay	Compensation Percentage Credit	Beginning of Year Cash Balance Account	Contribution Credit	Interest*	End of Year Cash Balance Account

36	1	37	$50,000	3.50%	$—	$1,750	$—	$1,750

37	2	39	$51,750	3.50%	$1,750	$1,811	$70	$3,631

42	7	49	$61,463	4.25%	$13,515	$2,612	$541	$16,668

48	13	61	$75,553	5.00%	$37,592	$3,778	$1,504	$42,874

53	18	71	$89,734	6.00%	$70,236	$5,384	$2,809	$78,429

58	23	81	$106,576	7.00%	$119,748	$7,460	$4,790	$131,998

60	25	85	$114,166	8.00%	$144,999	$9,133	$5,800	$159,932

*	Interest crediting rate is assumed to be 4% per year in this example; actual interest crediting rate will vary from year to year.

Upon termination, participants can elect optional forms of payment of their pension. They can reduce their pension payment to purchase optional forms of payment that protect a spouse or partner and ensure a minimum payment period. Alternatively, they can elect to take their cash balance account value as a lump sum payment. These options are available regardless of age.

Brown-Forman Corporation Supplemental Executive Retirement Plan

U.S. federal tax law limits the amount of compensation that may be used annually to accrue benefits under our qualified Salaried Employees Retirement Plan. For employees whose compensation exceeds these limits, including our NEOs (except Mr. Pafilis), we maintain a non-qualified Supplemental Executive Retirement Plan (SERP). The SERP restores the benefits that are lost due to U.S. federal tax law limitations. There are two formulas within the SERP, the Final Average Pay (FAP) formula and the Cash Balance formula. Unless otherwise noted, these formulas and the distribution options mirror those of the Salaried Employees Retirement Plan without applying the U.S. federal tax law limitations for qualified plans. The SERP under the FAP formula does not allow lump sum payments. All eligible NEOs are covered under the SERP FAP formula, even if such NEO is covered under the Cash Balance formula of the Salaried Employees Retirement Plan, and are vested.

The present value of accumulated benefits for the SERP includes the impact of a one-time PBRSU award granted to the executive leadership team in fiscal 2026. Specifically, the FAP under the SERP is calculated by 1) determining the highest five years of pay excluding the one-time PBRSU award, 2) adding the one-time PBRSU award to the highest five years of pay, and 3) dividing the resulting sum by 5 to get a 5-year average. The one-time PBRSU award will be added to the highest five years of pay regardless of when the incentive is paid (i.e., even if it was paid in a year that would otherwise not be included in the 5-year average). The Committee determined that including this amount was appropriate to ensure that the total retirement value reflected contributions of the leadership team toward the Company’s long-term strategic goals.

Early retirement is available under the SERP at age 55, meaning Mr. Whiting and Ms. Cunningham were the only NEOs eligible for early retirement at the end of fiscal 2026.

Netherlands Pension Arrangement

Because he is based in the Netherlands, Mr. Pafilis instead participates in a government-mandated, industry sponsored retirement plan (the Netherlands Pension Plan). Contributions to the Netherlands Pension Plan are mandatory and consist of both employee and employer contributions. The amount of such contributions is calculated based on Mr. Pafilis’ years of service, base salary (up to a set maximum), and anticipated retirement date. Upon retirement, the Netherlands Pension Plan provides Mr. Pafilis with a monthly annuity payment based on the same factors.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	57

Non-Qualified Deferred Compensation

As noted above, effective January 1, 2025, the ESP was frozen to new entrants and contributions, and none of our U.S.-based NEOs made or received any contributions to the ESP during the last fiscal year. However, NEOs with existing ESP accounts continue to have their account balances adjusted for earnings and losses based on their deemed investment elections. In addition, Mr. Pafilis is entitled to contributions and earnings under the Netherlands DC Plan. The following table provides information on contributions to and earnings under these plans for our NEOs for fiscal 2026.

FISCAL 2026 NON-QUALIFIED DEFERRED COMPENSATION TABLE

	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)

Lawson E. Whiting	—	—	—	—	—

James W. Peters	—	—	—	—	—

Michael E. Carr, Jr.	—	—	$139,853	—	$622,947

Michael A. Masick	—	—	86,871	—	506,130

Yiannis Pafilis(3)	$5,329	$6,546	4,438	—	37,641

Leanne D. Cunningham	—	—	94,078	—	581,746

(1)

NEOs participating in the ESP may notionally invest their plan balances in mutual funds within generally the same asset classes available to participants in our qualified 401(k) savings plan. The ESP does not guarantee a return on deferred amounts. Earnings in this column represent deemed investment earnings or losses attributable to the change in market value of the notional investments. These amounts are not reported in the Fiscal 2026 Summary Compensation Table because the ESP does not provide for above-market or preferential earnings.

(2)

Amounts include compensation previously earned and disclosed, as required, in the Summary Compensation Table of our proxy statements. Amounts also include deemed investment earnings and losses attributable to the change in market value of the notional investments, which were not disclosed in our prior proxy statements because the ESP does not provide for above-market or preferential earnings.

(3)

Mr. Pafilis is not eligible for the ESP as an employee outside of the United States. Instead of the ESP, the Company maintains an analogous defined contribution retirement plan (Netherlands DC Plan) for Mr. Pafilis to supplement the retirement benefits that are capped under the Netherlands Pension Plan. The Netherlands DC Plan is an account balance plan that consists of both employee and employer contributions calculated as a fixed percentage of Mr. Pafilis’s salary.

58

Potential Payments Upon Termination or Change in Control

Other than the Brown-Forman Corporation Executive Change in Control Severance Plan (the “CIC Severance Plan”) (described on page 49) we do not provide our NEOs with any separate contract, agreement, or arrangement that allows for payments or benefits upon termination or a change in control or that discriminates in favor of an NEO in scope or terms of operation. We offer certain benefits to executives whose employment terminates before incentive awards are paid, depending upon the circumstances surrounding their termination. These benefits, shown in the table below, are intended to continue to link an executive’s compensation to Brown-Forman’s performance after the executive’s employment has ended and to avoid penalizing executives in situations where the termination was outside of their control. The table also includes relevant benefits provided under the CIC Severance Plan for a CIC Qualifying Termination.

TREATMENT OF SHORT-TERM AND LONG-TERM INCENTIVE AWARDS UPON TERMINATION OF EMPLOYMENT

Termination Event	Short-Term Cash Incentives	Performance-Based Restricted Stock	SSARs

Retirement(1)	Awards granted in the fiscal year of termination are prorated based on the time worked during that fiscal year, and paid at a target level of performance at the time of termination.	Awards granted in the fiscal year of retirement are prorated based on the time worked during that year, adjusted for performance, and paid soon after the end of the performance period. However, the one-time PBRSU awards are prorated based on days worked across the total performance period. Other outstanding unpaid awards are not reduced, but are adjusted for performance and paid soon after the end of the performance period.	Awards granted in the fiscal year of termination are prorated based on the time worked during that year. Other outstanding awards are not reduced. All awards become exercisable at the same time and in the same manner as for active employees. Retirees must exercise awards by the earlier of the original expiration date or the end of seven years following the date of retirement.

Involuntary Not for Cause	Awards granted in the fiscal year of termination are prorated based on the time worked during that fiscal year, and paid at a target level of performance at the time of termination.	Awards granted in the fiscal year of termination are prorated based on the time worked during that year, adjusted for performance, and paid soon after the end of the performance period. Other outstanding unpaid awards are not reduced, but are adjusted for performance and paid soon after the end of the performance period.	Awards granted in the fiscal year of termination are prorated based on the time worked during that year. Other outstanding awards are not reduced. All awards become exercisable at the same time and in the same manner as for active employees. Awards must be exercised by the earlier of the original expiration date or the later of twelve months following the date of termination or twelve months following the first exercise date.

CIC Qualifying Termination	Awards for the fiscal year of termination are prorated based on time worked during that fiscal year and are paid in a lump sum on the 60th day following the termination date based on actual results if available and otherwise at target.	All unvested equity awards and nonqualified deferred compensation are fully vested, with any performance-based equity awards vesting at target.	All unvested equity awards are fully vested.

Death/Permanent Disability	Awards granted in the fiscal year of death or permanent disability are prorated based on the time worked during that fiscal year and are paid upon death or permanent disability at a target level of performance.	Awards granted in the fiscal year of death or permanent disability are prorated based on the time worked during that year and become payable shortly after death or permanent disability at a target level of performance. Other outstanding unpaid awards are not reduced and become payable shortly after death or permanent disability at a target level of performance.	Awards granted in the fiscal year of death or permanent disability are prorated based on the time worked during that year. Other outstanding awards are not reduced. All awards become exercisable on the date of death or permanent disability. Awards must be exercised by the earlier of the expiration date or the end of five years following the date of death or termination of employment due to disability.

Voluntary Termination or Involuntary for Poor Performance	Awards granted in the fiscal year of termination are forfeited.	All unearned or nonvested awards are forfeited.	All nonvested awards are forfeited. Exercisable awards may be exercised for up to 30 days, or, if earlier, until the original expiration date.

Involuntary for Cause	Awards granted in the fiscal year of termination are forfeited.	All unearned or nonvested awards are forfeited.	All outstanding awards are forfeited, whether or not vested.

(1)	Retirement applies to those executives who leave Brown-Forman at or after age 55 with at least five years of service or at or after age 65 with any service.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	59

Change in Control and Termination Upon Change in Control

In the event of a change in control, as defined in the Brown-Forman 2022 Omnibus Plan or the Brown-Forman 2013 Omnibus Plan, as applicable, short-term and long-term incentive compensation cycles continue unaffected, and outstanding options and SSARs become immediately vested but remain exercisable according to their original vesting schedule. Effective October 31, 2025, the Company adopted the Executive Change in Control Severance Plan (the Plan). In the event an executive’s employment is terminated by Brown-Forman (or its successor) without cause or by the executive for “good reason,” in either case within the period beginning 30 days prior to or within two years following a change in control, the executive is entitled to severance benefits subject to the execution of a general release of claims. Under these circumstances, all outstanding awards become immediately vested and exercisable, restriction periods lapse, and cash awards are paid out based on target or actual performance and prorated through the effective date of termination. The Plan supersedes all prior agreements and policies relating to severance benefits during this protection period. In the event of a change in control that modifies the capital structure of Brown-Forman (or its successors), the realizable value on exercise of outstanding options and SSARs is subject to adjustment as described in the applicable Omnibus Plan.

Under the Plan, NEOs who experience a CIC Qualifying Termination are entitled to the following benefits: (i) a cash payment equal to the product of (x) the participant’s severance multiple (3.0x for the Chief Executive Officer and 2.0x for the other NEOs) and (y) the sum of the participant’s annual base salary and the greater of the participant’s then-current target bonus or the annual bonus earned for the most recently completed fiscal year; (ii) a pro-rata annual bonus for the year of termination, based on actual results if available and otherwise at target; (iii) any earned but unpaid annual bonus for the preceding fiscal year; (iv) a lump sum payment equal to 18 months of COBRA premiums for continued medical and welfare benefits coverage for the participant and eligible dependents; (v) full vesting of unvested equity awards granted under the Company’s equity incentive plan, with performance-based equity awards vesting at target; (vi) full vesting of unvested nonqualified deferred compensation; (vii) a $10,000 lump sum payment for preparation and filing of tax returns; and (viii) outplacement counseling services for up to 12 months. To receive these severance benefits, participants must execute and not revoke a general release of all claims in favor of the Company, which may include confidentiality and post-employment non-disparagement obligations. Amounts payable under the CIC Severance Plan that would otherwise be subject to the 20% excise tax on excess parachute payments under Sections 280G and 4999 of the Internal Revenue Code will be reduced if the after-tax value of the reduced payments would equal or exceed the after-tax value of the unreduced payments after payment of the excise tax.

The following table illustrates the value of compensation available to our NEOs as if their employment were terminated on April 30, 2026, the last day of fiscal 2026, under various scenarios. The compensation included is limited to amounts that would have been payable as a direct result of each specified event. This table excludes the value of pension benefits disclosed in the Fiscal 2026 Pension Benefits Table on page 55 and the amounts payable under deferred compensation plans that are disclosed in the Fiscal 2026 Non-Qualified Deferred Compensation Table on page 58.

FISCAL 2026 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

Name	Cash Severance ($)(1)	Death Benefit ($)(2)	Holiday Bonus ($)(3)	STC ($)(4)	PBRSUs ($)(5)	SSARs ($)(6)	Total ($)

Lawson E. Whiting (7)

Voluntary Termination	—	—	$21,923	$2,493,150	$9,819,358	—	$12,334,431

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	—	21,923	2,493,150	13,331,005	—	15,846,078

Retirement	—	—	21,923	2,493,150	9,819,358	—	12,334,431

Death	—	$3,000,000	21,923	1,650,000	14,010,449	—	18,682,372

CIC Qualifying Termination	$11,321,045	—	21,923	1,650,000	14,010,449	—	27,003,416

James W. Peters

Voluntary Termination	—	—	—	—	—	—	—

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	—	1,430	105,874	123,155	—	230,459

Retirement	—	—	1,430	105,874	123,155	—	230,459

Death	—	2,250,000	1,430	70,068	123,155	—	2,444,653

CIC Qualifying Termination	1,917,497	—	1,430	70,068	123,155	—	2,112,150

60

Name	Cash Severance ($)(1)	Death Benefit ($)(2)	Holiday Bonus ($)(3)	STC ($)(4)	PBRSUs ($)(5)	SSARs ($)(6)	Total ($)

Michael E. Carr, Jr.

Voluntary Termination	—	—	—	—	—	—	—

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	—	$10,859	$701,675	$1,600,085	—	$2,312,619

Retirement	—	—	10,859	701,675	961,591	—	1,674,125

Death	—	$2,786,000	10,859	425,000	1,611,243	—	4,833,102

CIC Qualifying Termination	$2,709,695	—	10,859	425,000	1,611,243	—	4,756,797

Michael A. Masick

Voluntary Termination	—	—	—	—	—	—	—

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	—	9,730	603,470	1,532,181	—	2,145,381

Retirement	—	—	9,730	603,470	893,687	—	1,506,887

Death	—	1,607,000	9,730	370,000	1,543,340	—	3,530,070

CIC Qualifying Termination	2,379,224	—	9,730	370,000	1,543,340	—	4,302,294

Yiannis Pafilis(7)(8)

Voluntary Termination	—	—	10,865	661,487	922,946	—	1,595,298

Involuntary Termination for Cause	—	—	—	—	—	—	—

Involuntary Termination Not for Cause	—	—	10,865	661,487	1,561,440	—	2,233,792

Retirement	—	—	10,865	661,487	922,946	—	1,595,298

Death	—	930,504	10,865	413,171	1,575,943	—	2,930,483

CIC Qualifying Termination	2,583,651	—	10,865	413,171	1,575,943	—	4,583,630

Leanne D. Cunningham(7)

Retirement	—	—	12,527	1,021,150	2,387,044	—	3,420,721

(1)

On a CIC Qualifying Termination under the Executive Change in Control Severance Plan, Mr. Whiting would be entitled to a cash payment totaling three times the sum of Mr. Whiting’s annual base salary plus the greater of his then-current target bonus amount and the amount of the annual bonus opportunity earned for the fiscal year ended on or prior to his termination date. Messrs. Peters, Carr, Masick, and Pafilis would be entitled to a cash payment totaling two times the sum of each of their annual base salaries plus the greater of their then-current target bonus amount and the amount of the annual bonus opportunity earned for the fiscal year ended on or prior to their termination date. All NEOs would also receive the aggregate cost of 18 months of COBRA premiums for continued medical coverage for the NEO and his or her eligible dependents, and a $10,000 lump sum tax preparation payment. Additionally, each NEO is eligible for 12 months of outplacement services. The estimated value of these outplacement services—which is excluded from the figures in the table above—is $22,550 for each NEO, except for Mr. Pafilis, whose outplacement services are valued at $24,285. Amounts payable to an NEO in the event of a change in control that would otherwise be subject to the 20% excise tax on excess parachute payments under Sections 280G and 4999 of the Internal Revenue Code will be reduced if the after-tax value of the reduced payments would equal or exceed the after-tax value of the unreduced payments after payment of the excise tax.

(2)

Death benefit includes amounts provided by Brown-Forman as an insurance benefit (generally available to all salaried employees) and additional amounts elected and paid for by each NEO as optional insurance coverage.

(3)

Prorated holiday bonus is provided in the event of involuntary termination not for cause, retirement, death/permanent disability, and termination upon change in control. Holiday bonus is calculated based on a December 1 to November 30 payment cycle.

(4)

A prorated portion of short-term cash incentives may continue, or be immediately earned and promptly paid out, as described below in the event of involuntary termination not for cause, retirement, death/permanent disability, and CIC Qualifying Termination. In the event of retirement or involuntary termination not for cause, awards are prorated and based on target levels of performance and are paid immediately upon termination. In the event of a CIC Qualifying Termination, awards are prorated and paid on the 60th day following the termination, based on actual results if available and otherwise at target. Short-term cash incentives shown for retirement and involuntary termination not for cause are performance-adjusted awards paid for fiscal 2026. In the event of death/permanent disability, awards are paid as soon as practicable after termination at a target level of performance and are shown at target in the table. Awards shown are not pro-rated because termination is assumed to have occurred on the last day of our fiscal year.

(5)

A prorated portion of PBRSU awards may continue, or vest and be promptly paid out, as described below, in the event of involuntary termination not for cause, retirement, or death/permanent disability. In the event of a CIC Qualifying termination, all PBRSUs vest at target performance. In the event of retirement or involuntary termination not for cause, awards remain outstanding, and amounts earned, if any, are based on actual Company performance and are generally paid at the same time and in the same manner as to active employees. The performance measures for our PBRSUs granted in fiscal 2024 and fiscal 2025 are based on (i) the TSR relative to the S&P 500 Consumer Staples Index over a three-year performance period and (ii) the CAGR of the Company’s adjusted operating income relative to the S&P 500 Consumer Staples Index over a three-year performance period. The performance measures for our regular PBRSUs granted in fiscal 2026 are based on (i) the TSR relative to our custom peer group over a three-year performance period, and (ii) the CAGR of the Company’s adjusted operating income relative to our custom peer group over a three-year performance period. The performance measures for the one-time PBRSUs granted in fiscal 2026 are based on (i) the Company ROIC relative to our custom peer group over a three-year performance period and (ii) the Company’s adjusted operating income relative to our custom peer group. The market has been volatile during the open performance periods, and, based on this uncertainty, we are unable to provide a narrow estimate of the possible payout results. Values shown for PBRSUs granted in fiscal 2024 in instances of retirement or involuntary termination not for cause are based on the April 30, 2026, market value of restricted shares at actual payout. Awards granted in fiscal 2025 and fiscal 2026 are shown at an estimated payout of 100% of target, even though actual payouts may vary between 0% and 150% of target. In the event of death/permanent disability, awards are paid as soon as practicable after termination at the target level of performance. In the event of a CIC Qualifying Termination, awards are paid on the 60th day following termination at the target level of performance.

(6)

Continued vesting of a prorated portion of SSARs is provided in the event of involuntary termination not for cause, retirement, or death/permanent disability. In the event of retirement or involuntary termination not for cause, SSARs become vested at the same time and in the same manner as they do for active employees. In the event of retirement, SSARs must be exercised by the sooner of the original expiration date or the end of seven years following the date of retirement. Employees terminated not for cause must exercise their SSARs by the sooner of the original expiration date or 12 months following vesting or, if vested, 12 months following termination. In the event of death/permanent disability, SSARs vest immediately and must be exercised by the sooner of the original expiration date or five years following the date of death or termination due to disability. In the event of a CIC Qualifying Termination, SSARs vest immediately and remain exercisable until 30 days following the originally scheduled vesting date. Awards granted in the year of termination are adjusted pro rata based on the time worked during the fiscal year, except in the case of a CIC Qualifying Termination, which results in full vesting of unvested awards. Awards shown are not pro-rated because termination is assumed to have occurred on the last day of our fiscal year. Amounts shown represent the value realized upon vesting or non-forfeitability of nonvested SSARs based upon the difference between the exercise price and the closing price of our Class B common stock on April 30, 2026.

(7)

As they are retirement-eligible, Mr. Whiting and Mr. Pafilis would each be treated as a retiree in the event of a voluntary termination. Ms. Cunningham retired on May 1, 2026, and, in accordance with SEC disclosure rules, the table only includes the payments and benefits actually provided to Ms. Cunningham in connection with her retirement.

(8)	The amount shown for STC is the U.S.-dollar equivalent based on the Bloomberg average exchange rate from May 1, 2025, to April 30, 2026, of €1 to $1.16313.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	61

STOCK OWNERSHIP

Beneficial Owners of More Than 5% of Brown-Forman’s Voting Stock

The table below identifies each beneficial owner of more than 5% of our Class A common stock, our only class of voting stock, as of June 9, 2026. Each of the beneficial owners listed in the table is an entity controlled by Brown family members.

The aggregate number of shares of Class A common stock beneficially owned by the persons in this table is 119,809,784 shares, or 71.1% of the 168,480,849 shares of Class A common stock outstanding as of the close of business on June 9, 2026.

	Amount and Nature of Beneficial Ownership Voting and Investment Power(1)

Name and Address	Sole	Shared	Total	Percent of Class

Wolf Pen Branch, LP Wolf Pen Branch GP, LLC(2) c/o The Glenview Trust Company 5900 U.S. Highway 42 Louisville, Kentucky 40241	101,601,480	—	101,601,480	60.3%

Avish Agincourt, LLC 829 West Main Street Louisville, Kentucky 40202	18,208,304	—	18,208,304	10.8%

(1)

Based upon information furnished to Brown-Forman by the named persons and information contained in filings with the SEC. Under SEC rules, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or as to which the person has the right to acquire beneficial ownership within 60 days (including shares underlying options or SSARs that are exercisable within 60 days). Of the shares shown in this table, none are known to be shares with respect to which the beneficial owner has the right to acquire beneficial ownership within 60 days.

(2)

Wolf Pen Branch, LP, has sole voting power with respect to the shares reflected in the table and sole investment power with respect to 42,000,000 shares of Class A common stock. Wolf Pen Branch GP, LLC, has voting and investment power with respect to the same shares by virtue of serving as general partner of Wolf Pen Branch, LP.

Stock Owned by Directors and Executive Officers

The following table sets forth, as of June 9, 2026, the number and percentages of shares of our Class A and Class B common stock beneficially owned by each current director, each director nominee, each NEO, and by all directors and executive officers as a group. Some shares shown below are beneficially owned by more than one person. As of the close of business on June 9, 2026, there were 168,480,849 shares of Class A common stock and 290,383,416 shares of Class B common stock outstanding.

STOCK BENEFICIALLY OWNED BY DIRECTORS AND EXECUTIVE OFFICERS AS OF JUNE 9, 2026

	Class A Common Stock(2)(3) Voting or Investment Power				Class B Common Stock(2)(3) Investment Power

Name(1)	Sole	Shared	Total	% of class	Sole	Shared	Total	% of class

Campbell P. Brown	3,917,120	—	3,917,120	2.3%	2,576,633	220,180	2,796,813	*

Elizabeth M. Brown	—	—	—	*	685,307	15,576	700,883	*

Michael E. Carr, Jr.	—	—	—	*	6,076(4)	—	6,076	*

Mark A. Clouse	—	—	—	*	—	—	—	*

Leanne D. Cunningham	11,757	—	11,757	*	72,487(4)	—	72,487	*

Marshall B. Farrer	4,577	—	4,577	*	53,762	2,720	56,482	*

Michael A. Masick	292	—	292	*	9,674	—	9,674	*

W. Austin Musselman, Jr.	6,035,784	—	6,035,784	3.6%	4,628,734	7,301	4,636,035	1.6%

Yiannis Pafilis	177	—	177	*	5,387	—	5,387	*

James W. Peters	—	—	—	*	—	—	—	*

Michael J. Roney	—	—	—	*	—	—	—	*

Jan E. Singer	—	—	—	*	—	—	—	*

Tracy L. Skeans	—	—	—	*	—	—	—	*

Elizabeth A. Smith	—	—	—	*	—	—	—	*

Michael A. Todman	—	—	—	*	—	—	—	*

Lawson E. Whiting	26,916	—	26,916	*	586,941	—	586,941	*

62

	Class A Common Stock(2)(3) Voting or Investment Power				Class B Common Stock(2)(3) Investment Power

Name(1)	Sole	Shared	Total	% of class	Sole	Shared	Total	% of class

All Directors and Executive Officers as a Group (22 persons, including those named above) (5)	10,003,234	500	10,003,734(6)	5.9%	8,750,358	245,777	8,996,135(7)	3.1%

*	Represents less than 1% of the class.

(1)	The address for each person named in the table is 850 Dixie Highway, Louisville, Kentucky 40210.

(2)

Based upon Company information, information furnished to Brown-Forman by the named persons, and information contained in filings with the SEC. Under SEC rules, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or as to which the person has the right to acquire beneficial ownership within 60 days (including shares underlying SSARs that are exercisable within 60 days). The named persons hold voting and investment power over the Class A shares and investment power over the Class B shares, shown in the table except Campbell P. Brown and W. Austin Musselman, Jr., hold investment power but not voting power over such shares.

(3)

Includes the following Class B SSARs that are currently exercisable or that will become exercisable on or before August 8, 2026 (60 days after June 9, 2026). Class A and Class B DSUs, which are described in “Director Compensation” beginning on page 26, are not included in the main table.

	Class A	Class B

Name	Deferred Stock Units	SSARs	Deferred Stock Units

Campbell P. Brown	32,662	30,045	—

Elizabeth M. Brown	13,178	—	—

Michael E. Carr, Jr.	—	5,035	—

Mark A. Clouse	17,553	—	—

Leanne D. Cunningham	—	68,765	—

Marshall B. Farrer	5,145	34,745	—

Michael A. Masick	—	8,402	—

W. Austin Musselman, Jr.	—	—	—

Yiannis Pafilis	—	4,879	—

James W. Peters	—	—	—

Michael J. Roney	46,308	—	4,583

Jan E. Singer	14,319	—	—

Tracy L. Skeans	31,204	—	—

Elizabeth A. Smith	18,379	—	—

Michael A. Todman	35,768	—	3,103

Lawson E. Whiting	—	586,938	—

(4)	Includes Class B common stock held in the 401(k) plan as of the close of business on June 9, 2026, as follows: Michael E. Carr, Jr., 426 shares; and Leanne D. Cunningham, 14 shares.

(5)

“All Directors and Executive Officers as a Group” includes 22 individuals, including those directors and named executive officers named in the table. In calculating the aggregate number of shares and percentages owned by all directors and executive officers as a group, each share is counted only once.

(6)	Directors and executive officers as a group hold 214,515 Class A DSUs, which are not included in the main table.

(7)

Includes 842,381 Class B SSARs held by all directors and executive officers as a group that are exercisable on or before August 8, 2026 (60 days after June 9, 2026). Also includes 7,481 shares of Class B common stock held in the 401(k) plan by directors and executive officers as a group. Directors and executive officers as a group hold 7,686 Class B DSUs, which are not included in the main table.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	63

PAY RATIO DISCLOSURE

CEO Pay Ratio

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires us to disclose the ratio between the annual total compensation of our CEO and the annual total compensation of our “median employee.”

In fiscal 2026, the annual total compensation for our CEO, Mr. Whiting, was $25,304,882 as disclosed in the Fiscal 2026 Summary Compensation Table on page 50. In order to determine the annual total compensation of our median employee, Brown-Forman:

•  Identified our global employee population as of February 1, 2026.

•  Compared payroll data of our global employee population using a consistently applied compensation measure of base salary (including overtime) and holiday bonus paid to our employees during the most recent tax year of January 1, 2025, to December 31, 2025.

•  Used the consistently applied compensation measure to identify the median employee.

•  Calculated the annual total compensation of our median employee in the same manner used to determine our CEO’s total compensation as disclosed in the Fiscal 2026 Summary Compensation Table.

In identifying our median employee, we did not utilize material estimates, statistical sampling, or assumptions. Following the above methodology, our median employee for fiscal 2026 received annual total compensation of $57,651 in fiscal 2026. Consequently, the ratio of the annual total compensation for our CEO to the annual total compensation for our median employee in fiscal 2026 was 439-to-1.

Given the impact of company performance on CEO pay, combined with employee demographics, varying competitive pay practices, and SEC rules that provide wide flexibility for how a company may calculate its pay ratio, we believe it is important to note that our reported ratio may not have been calculated in the same way as that of other companies. As a result, these ratios may not be a useful basis for comparison. Additional details on our compensation philosophy, objectives, and the decisions of our Compensation Committee may be found in our “Compensation Discussion and Analysis” beginning on page 32.

64

PAY VERSUS PERFORMANCE
Introduction
In accordance with the SEC’s disclosure requirements, the information below compares “Compensation Actually Paid” (CAP) to our performance. Additional information on how the Compensation Committee makes compensation decisions and aligns pay with performance can be found in our “Compensation Discussion and Analysis” beginning on page 32.
Most Important Metrics Used for Linking Pay and Performance:
The list below shows the most important metrics used by the Compensation Committee to link CAP to Company performance.

Organic Net Sales (1) Growth Adjusted Organic Operating Income (1) Growth Relative TSR Stock Appreciation	We consider (1) organic net sales growth and (2) adjusted organic operating income growth to be the most important financial measures used to link pay with performance in fiscal 2026 because they determine 70% of the short-term cash incentive award payout for the Company’s chief executive officer, who is our principal executive officer (PEO), and (3) relative TSR serves as 50% of the performance measure for the PBRSUs, while (4) stock appreciation allows us to measure the increase in the value of our stock over time.

(1)
“Organic net sales” and “adjusted organic operating income” are financial measures that are not calculated in accordance with GAAP. Please refer to Appendix A for information regarding financial measures used in this Proxy Statement and reconciliations of such non-GAAP measures to the most directly comparable GAAP financial measures.

Pay Versus Performance Table
The table below shows the total compensation for our PEO and the average total compensation for our non-PEO
NEOs (as set forth in the Summary Compensation Table on page 50), the CAP for our PEO and the average CAP for our non-PEO
NEOs, our absolute TSR, the TSR of our peer group over the same period, our reported net income, our organic net sales growth
and adjusted organic operating income growth for the last five fiscal years.
PAY VS PERFORMANCE

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	B-F TSR (4)	Peer Group TSR (4)(5)	Reported Net Income (in millions)	Organic Net Sales Change	Adjusted Organic Operating Income Change (6)

2026	$25,304,881	$19,119,723	$4,434,731	$3,409,874	$37	$152	$715	—%	2%

2025	13,449,544	6,249,839	2,534,442	1,506,322	49	140	869	1%	3%

2024	13,194,160	5,788,644	2,895,924	1,878,251	66	122	1,024	(1)%	(2)%

2023	9,651,262	6,771,842	2,059,136	1,752,991	88	119	783	10%	8%

2022	8,364,936	4,476,542	1,567,977	1,271,730	91	117	838	17%	27%

(1)	Mr. Whiting was our PEO for all fiscal years shown.

(2)
The
non-PEO
NEOs in fiscal 2026 were Ms. Cunningham, Messrs. Peters, Carr, Masick, and Pafilis. The
non-PEO
NEOs in fiscal 2025 were Ms. Cunningham and Messrs. Bentel, Farrer, Hinrichs, Nall, and Shepherd. The
non-PEO
NEOs in fiscal 2024 were Ms. Cunningham and Messrs. Farrer, Hamel, and Hinrichs. The
non-PEO
NEOs in fiscal 2023 were Mses. Cunningham and Hawley, and Messrs. Hamel and Hinrichs. The
non-PEO
NEOs in fiscal 2022 were Mses. Cunningham, Hawley, and Morreau, and Messrs. Hamel and Hinrichs.

(3)
SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine CAP as reported in the Pay versus Performance Table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a valuation calculated under applicable SEC rules. No awards were granted and vested in the covered year; no awards granted in any prior fiscal year failed to meet applicable vesting conditions during the covered fiscal year; there was no change in fair value of outstanding, vested equity granted in prior years; and there were no dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise reported. The following table details the applicable adjustments:

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	65

PENSION VALUE AND EQUITY AWARD ADJUSTMENTS

Year	Summary Compensation Table Total for Covered Year	Deduct Change in Pension Value for Covered Year	Add Pension Service Cost for Covered Year	Add Pension Service Cost for Prior Fiscal Year	Deduct Stock Award and Option Award Column as Reported in SCT for Covered Year	Change in Value as of Covered Year-End (as Compared to Prior Year-End) of Equity Awards Granted Prior to Covered Year and Outstanding and Unvested as of Covered Year-End	Change in Value as of Vesting Date (as Compared to Prior Year- End) of Equity Awards Granted Prior to Covered Year that Vested During Covered Year	Compensation Actually Paid in Covered Fiscal Year

PEO

2026	$25,304,881	$(5,381,227)	$627,455	$4,534,022	$(13,139,137)	$8,606,035	$(1,432,306)	$19,119,723

2025	13,449,544	(2,024,516)	424,195	—	(6,990,837)	3,480,562	(2,089,109)	6,249,839

2024	13,194,160	(1,145,802)	382,548	26,726	(6,982,403)	2,802,694	(2,489,279)	5,788,644

2023	9,651,262	(1,095,610)	375,220	—	(3,862,409)	2,773,884	(1,070,505)	6,771,842

2022	8,364,936	(811,189)	386,185	—	(3,371,539)	2,908,042	(2,999,893)	4,476,542

Average Non-PEO NEOs

2026	$ 4,434,731	$(802,879)	$52,119	$419,874	$(1,726,685)	$1,140,420	$(107,705)	$3,409,874

2025	2,534,442	(508,941)	92,153	—	(754,976)	375,884	(232,240)	1,506,322

2024	2,895,924	(246,725)	90,377	4,905	(950,644)	381,583	(297,169)	1,878,251

2023	2,059,136	(143,794)	92,310	—	(500,230)	359,253	(113,684)	1,752,991

2022	1,567,977	—	112,527	—	(349,638)	301,569	(360,704)	1,271,730

(4)	TSR is calculated on a cumulative basis measured from the market close of Brown-Forman’s Class B common stock on April 30, 2021, through the end of the indicated fiscal year.

(5)
Peer Group is defined as the S&P 500 Consumer Staples Index. The companies in this sector are primarily involved in the development and production of consumer products that cover food and drug retailing, beverages, food products, tobacco, household products, and personal products.

(6)
The Company-selected performance measure for fiscal 2026 was Adjusted Organic Operating Income, which excludes certain costs related to a potential business combination and other M&A activity. No such adjustments were applicable in the prior years shown in the table, so those amounts reflect Organic Operating Income without any adjustment. Adjusted Organic Operating Income is not derived in accordance with GAAP. Please refer to Appendix A of this proxy statement for information about our use of non-GAAP measures.

HISTORIC DISTILLERY SITE
DOUBLE OAKED
BARREL FINISH SELECT
WOODFORD RESERVE
DOUBLE OAKED
DOUBLE OAKED
45.2% ALC/VOL (90.4 PROOF)
KENTUCKY STRAIGHT BOURBON WHISKEY
— FINISHED IN A SECOND OAK BARREL —
DISTILLER'S SELECT
WOODFORD RESERVE
KENTUCKY STRAIGHT BOURBON WHISKEY
1.0L
LABEL BATCH
1928
BOTTLE NO.
1210
SELECTED BY MASTER DISTILLER
45.2% ALC/VOL (90.4 PROOF)
PROPRIETARY BATCH

66

Relationship Between “Compensation Actually Paid” and Performance Measures
The Committee is committed to a
pay-for-performance
philosophy and aligning executive compensation with the interests of our stockholders through equity-based compensation. As illustrated in the graphics below we compare (a) the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (b) our TSR, (c) our reported net income, (d) our organic net sales growth, and (e) our adjusted organic operating income growth. Year-over-year changes to CAP were primarily driven by the decline in our stock performance, with Brown-Forman trailing the peer group. The year-over-year changes also reflect the high levels of at-risk
pay for our PEO, specifically in the form of long-term cash and performance-based equity awards.

7 $170 6 $140 5 $110 CAP 4 millions) 3 $80 (in Cumulative 2 TSR 1 $50 0 $20 2022 2023 2024 2025 2026 PEO CAP BF TSR NEO Avg CAP S&P 500 Consumer Staples TSR20 $200 15 $180 10 $120 5 $80 0 $0 CAP (in millions) 2022 2023 2024 2025 2026 PEO CAP BF TSR NEO Avg CAP S&P 500 Consumer Staples TSR Cumulative TSR

7 1200 6 5 1000 (in 4 Reported CAP millions) 3 Net (in 800 millions) 2 1 Income 0 600 2022 2023 2024 2025 2026 PEO CAP Reported Net Income NEO Avg CAP (in millions)20 1200 15 1000 10 800 5 600 CAP (in millions) 2022 2023 2024 2025 2026 PEO CAP NEO Avg CAP Reported Net Income (in millions) Reported Net Income (in millions)

7 20% 6 15% 5 4 10% Sales CAP Organic millions) 3 5% (in Net 2 Growth 1 0% 0 -5% 2022 2023 2024 2025 2026 PEO CAP Organic Net Sales Growth NEO Avg CAP20 30% 15 25% 5 10 20% 5 10% 0 5% 2022 2023 2024 2025 2026 PEO CAP NEO Avg CAP Organic Net Sales Growth Organic Operating Income Growth

7 30% 6 25% 5 20% Organic 4 15% Income CAP millions) 3 10% (in 2 5% Growth Operating 1 0% 0 -5% 2022 2023 2024 2025 2026 PEO CAP Organic Operating Income Growth NEO Avg CAP20 20% 15 15% 10 10% 5 5% 2022 2023 2024 2025 2026 PEO CAP NEO Avg CAP Organic Operating Income Growth Organic Sales Growth

STOCK OPTION GRANT DISCLOSURE
Option/SSAR Awards Made Close in Time to Material Nonpublic Information Disclosure
The
following table is required for any fiscal year in which options or SSARs are granted to one or more NEOs within four business days before or one business day after (a) the filing of a periodic report on Form
10-Q
or Form
10-K,
or (b) the filing or furnishing of a Current Report on Form
8-K
that disclosed material nonpublic information. On March 5, 2026, the Compensation Committee approved a prorated grant of SSARs to Mr. Peters, effective upon his election and acceptance of the Chief Financial Officer position with the Company, in accordance with its regular practice of awarding quarterly equity grants on the fourth Thursday of the last month of each quarter when an executive officer is hired or promoted mid-cycle.
Information about Mr. Peters’ compensation, including the prorated grant of SSARs, was filed on a Current Report on Form
8-K
on March 16, 2026, and he officially started in the Chief Financial Officer position on March 31, 2026. Mr. Peters received a prorated grant of SSARs on April 23, 2026, the next quarterly equity grant date after his start date. On April 28, 2026, the Company filed a Current Report on Form
8-K
announcing the termination of discussions regarding a possible business combination. The grant to Mr. Peters was not timed to coincide with the disclosure of material nonpublic information contained in this Current Report Form
8-K
or vice versa, and as reflected in the following table, the disclosure had an adverse impact on the value of Mr. Peters’ award.

Name	Grant Date	Number of securities underlying the award	Exercise price of the awards ($/Sh)	Grant date fair value of the awards
Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information

James W. Peters	April 23, 2026	8,992	$28.40	$7.34	(9.86)%

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	67

AUDIT MATTERS

This section contains the report of the Audit Committee of the Board of Directors. It also explains the role of the Audit Committee and sets forth the fees paid to our independent registered public accounting firm.

Report of Audit Committee

The Audit Committee is responsible for overseeing the integrity of the Company’s financial statements on behalf of the Board. Management is responsible for establishing and maintaining the Company’s internal controls, for preparing the financial statements, and for the public financial reporting process. The Company’s internal audit function is responsible for preparing and executing an annual internal audit plan under the supervision of the Director of Internal Audit, who is accountable to the Audit Committee. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing a report on its audit. The independent registered public accounting firm also reports on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee reviews the work of management in respect of these matters and has direct responsibility for retaining, compensating, and overseeing the independent registered public accounting firm on behalf of the Board.

On behalf of the Board, the Audit Committee retained Ernst & Young LLP (EY) as the independent registered public accounting firm to audit the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting for fiscal 2026. The Audit Committee reviewed and discussed with management and EY the audited financial statements as of and for the fiscal year ended April 30,

2026. In addition, the Audit Committee reviewed and discussed, with management, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and, with EY, EY’s evaluation of the Company’s system of internal controls. These discussions included meetings with EY without representatives of management present, and executive sessions with the Director of Internal Audit.

The Audit Committee discussed with EY matters required to be discussed by the applicable requirements of the PCAOB and the SEC. EY provided the Audit Committee with the written disclosures and the letter required by the PCAOB for independent auditor communications with audit committees concerning independence, and the Audit Committee discussed with EY the firm’s independence and ability to conduct the audit. The Audit Committee has determined that EY’s provision of audit and non-audit services to the Company is compatible with maintaining auditor independence.

Based on the foregoing, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2026.

AUDIT COMMITTEE

Michael J. Roney, Chair

Elizabeth A. Smith

Michael A. Todman

68

Fees Paid to Independent Registered Public Accounting Firm

The following table presents the fees Brown-Forman incurred for the professional services provided by the Company’s independent registered public accounting firm, EY, for fiscal years 2025 and 2026. All such fees were pre-approved by the Audit Committee in accordance with the policy described below.

	FISCAL YEARS

	2025	2026

Audit Fees	$2,440,000	$2,584,000

Audit-Related Fees	7,000	—

Tax Fees	1,102,000	940,000

Compliance	765,000	653,000

Advisory and Planning	337,000	287,000

All Other Fees	—	—

Total	$3,549,000	$3,524,000

Audit Fees

This category consists of the audit of Brown-Forman’s annual financial statements included in the Annual Report on Form 10-K, attestation services relating to the report on internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, review of interim financial statements included in quarterly reports on Form 10-Q, services normally provided in connection with statutory and regulatory filings or engagements, services related to divestitures, restructuring, and impairment reviews, and statutory audits required by foreign jurisdictions.

Audit-Related Fees

This category consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of Brown-Forman’s financial statements but are not included in the Audit Fees category. Such fees are primarily associated with services related to environmental, social and governance advisory services.

Tax Fees

This category consists of two types of fees: tax compliance services, which include the preparation of global tax returns, refund claims, and services related to our global mobility program; and tax advisory and planning services, which include tax planning and other consulting services.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of the Audit Committee to pre-approve all audit services and permitted non-audit services (including an estimate of the fees or a range of fees) to be performed for Brown-Forman by its independent registered public accounting firm, subject to the de minimis exception for non-audit services described in the Exchange Act and the applicable rules and regulations of the SEC. The Audit Committee pre-approved the fiscal 2026 audit and non-audit services provided by EY. The non-audit services approved by the Audit Committee also were reviewed to ensure compatibility with maintaining EY’s independence. The Audit Committee has delegated to its Chair the authority to pre-approve proposed non-audit services and fees that arise between meetings, with the understanding that any such decision will be reviewed at the next scheduled Audit Committee meeting. During the approval process, the Audit Committee considers the potential impact of the type of service on the independence of the registered public accounting firm. Services and fees must be deemed compatible with the maintenance of the registered public accounting firm’s independence, including compliance with SEC rules and regulations. The Audit Committee may not delegate to management the Audit Committee’s responsibility to pre-approve permitted services of our independent registered public accounting firm. Throughout the year, the Audit Committee reviews any revisions to the estimates of fees initially approved.

The Audit Committee has adopted other policies in an effort to help ensure the independence of our independent registered public accounting firm. The Audit Committee must pre-approve the rendering of personal financial and tax advice to any of Brown-Forman’s designated executive officers by its independent registered public accounting firm. In addition, the Audit Committee has a policy that limits Brown-Forman’s ability to hire certain current and former employees of our independent registered public accounting firm.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	69

OTHER INFORMATION

Certain Relationships and Related Transactions

Related Person Transactions

Rules and policies. SEC regulations require disclosure of certain transactions between Brown-Forman and a “related person.” For purposes of these regulations, a “related person” generally includes any individual who was a director or executive officer at any time during the last fiscal year, a director nominee, a beneficial owner of more than 5% of our voting securities, and any immediate family member of any such person. To gather information regarding related person transactions, Brown-Forman asked each director, director nominee, executive officer, and more than 5% beneficial owner to disclose any Company transaction with a related person since May 1, 2025, or any such proposed transaction. In accordance with our Related Person Transactions Policy, the Audit Committee is responsible for reviewing, and if appropriate, approving related-person transactions. During fiscal 2026, there were no related person transactions.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of Brown-Forman, and no executive officer of Brown-Forman has served on the compensation committee or board of any company that employed any member of our Compensation Committee or Board of Directors either during fiscal 2026 or as of the date of this Proxy Statement.

Other Proposed Action at the Meeting

As of June 18, 2026, we know of no additional business that will come before the meeting. If any other matters are properly presented for voting at the Annual Meeting, the proxies will be voted on those matters as the Board may recommend or, in the absence of a recommendation, in accordance with the judgment of the proxy holders.

Stockholder Proposals for the 2027 Annual Meeting

To be considered for inclusion in the Proxy Statement for the 2027 Annual Meeting of Stockholders, stockholder proposals under Rule 14a-8 of the Exchange Act must be received by Brown-Forman at its principal office at 850 Dixie Highway, Louisville, Kentucky 40210, no later than February 18, 2027. Proposals should be sent to the attention of our Secretary, and must comply with SEC requirements related to the inclusion of stockholder proposals under Rule 14a-8 of the Exchange Act in company-sponsored proxy materials. Any notice of a proposal submitted outside the process of Rule 14a-8 of the Exchange Act that a stockholder intends to bring at our 2027 Annual Meeting of Stockholders should be sent to the attention of our Secretary, at the address above between March 25, 2027, and April 24, 2027. The notice must set forth the information required by our By-laws as to the stockholder giving the notice and the proposal or the person whom the stockholder proposes to nominate for election as a director. In addition to satisfying the requirements under our By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Brown-Forman’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of Brown-Forman’s shares entitled to vote on the election of directors in support of director nominees other than Brown-Forman’s nominees).

By Order of the Board of Directors

MICHAEL E. CARR, JR.

Secretary

Louisville, Kentucky

June 18, 2026

70

APPENDIX A

Non-GAAP Financial Measures

We use some financial measures in this Proxy Statement that are not measures of financial performance under U.S. generally accepted accounting principles (GAAP). These non-GAAP measures, defined below, should be viewed as supplements to (not substitutes for) our results of operations and other measures reported under GAAP. Other companies may not define or calculate these non-GAAP measures in the same way.

“Organic change” in measures of statements of operations. We present changes in certain measures, or line items, of the statements of operations that are adjusted to an “organic” basis. We use “organic change” for organic net sales and organic operating income to calculate components of management incentive compensation. To calculate these measures, we adjust, as applicable, for (a) acquisitions and divestitures, (b) impairment charges, (c) other items, and (d) foreign exchange. We explain these adjustments below.

“Acquisitions and divestitures.” This adjustment removes (a) the gain or loss recognized on sale of divested brands and certain assets, (b) any non-recurring effects related to our acquisitions and divestitures (e.g., transaction, transition, and integration costs), (c) the effects of operating activity related to acquired and divested brands, including certain divested agency brands, for periods not comparable year-over-year (non-comparable periods), and (d) fair value changes to contingent consideration liabilities. Excluding non-comparable periods allows us to include the effects of acquired and divested brands only to the extent that results are comparable year-over-year. We believe that these adjustments allow for us to better understand our organic results on a comparable basis.

During the third quarter of fiscal 2023, we acquired Gin Mare Brand, S.L.U. and Mareliquid Vantguard, S.L.U., which own the Gin Mare brand (Gin Mare). This adjustment removes (a) the transaction, transition, and integration costs related to the acquisition, (b) operating activity for the non-comparable periods, and (c) fair value adjustments to Gin Mare’s contingent consideration liability that is payable in cash upon exercise by the sellers no later than July 2027. We recognized $43 million and $15 million in favorable fair value adjustments to Gin Mare’s contingent consideration liability during fiscal 2025 and 2026. With respect to comparisons of fiscal 2023 to fiscal 2022, the non-comparable period is the third and fourth quarters of fiscal 2023. With respect to comparisons of fiscal 2024 and fiscal 2023, the non-comparable period is the first and second quarters of fiscal 2024. With respect to the contingent consideration liability, the non-comparable period is all of fiscal 2024, 2025 and 2026.

During the third quarter of fiscal 2023, we acquired (a) International Rum and Spirits Distributors Unipessoal, Lda., (b) Diplomático Branding Unipessoal Lda., (c) International Bottling Services, S.A., (d) International Rum & Spirits Marketing Solutions, S.L., and (e) certain assets of Destilerias Unidas Corp., which collectively own the Diplomático Rum brand and related assets (Diplomático). This adjustment removes (a) the transaction, transition, and integration costs related to the acquisition, and (b) operating activity for the non-comparable periods. With respect to comparisons of fiscal 2023 to fiscal 2022, the non-comparable period is the third and fourth quarters of fiscal 2023. With respect to comparisons of fiscal 2024 and fiscal 2023, the non-comparable period is the first three quarters of fiscal 2024.

During the third quarter of fiscal 2024, we sold the Finlandia vodka business, which resulted in a pre-tax gain of $92 million, and entered into a related transition services agreement (TSA) for this business. This adjustment removes the (a) transaction costs related to the divestiture, (b) the gain on sale of the Finlandia vodka business, (c) operating activity for the non-comparable period, and (d) net sales, cost of sales, and operating expenses(1) recognized pursuant to the TSA related to distribution services in certain markets. With respect to comparisons of fiscal 2024 and fiscal 2023, the non-comparable period is the third and fourth quarters of fiscal 2023. With respect to comparisons of fiscal 2025 and fiscal 2024, the non-comparable period is the first and second quarters of fiscal 2024. With respect to comparisons of fiscal 2026 and fiscal 2025, the non-comparable period is activity from fiscal 2025.

During the fourth quarter of fiscal 2024, we sold the Sonoma-Cutrer wine business in exchange for an ownership percentage of 21.4% in The Duckhorn Portfolio, Inc. along with $50 million cash and entered into a related TSA for this business. This transaction resulted in a pre-tax gain of $175 million. This adjustment removes the (a) transaction costs related to the divestiture, (b) operating activity for the non-comparable period and (c) net sales, cost of sales, and operating expenses recognized pursuant to the TSA related to distribution services in certain markets. With respect to comparisons of fiscal 2025 and fiscal 2024, the non-comparable period is all of fiscal 2024. With respect to comparisons of fiscal 2026 and fiscal 2025, the non-comparable period is activity from fiscal 2025.

(1)	Operating expenses include advertising expenses, SG&A expenses, restructuring and other charges, other intangible assets impairment, and other expense (income), net.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	71

During the second quarter of fiscal 2024, we recognized a gain of $7 million on the sale of certain fixed assets. During the first quarter of fiscal 2025, we recognized a gain of $12 million on the sale of the Alabama cooperage. This adjustment removes the gain from our other expense (income), net and operating income to present our organic results on a comparable basis.

During fiscal 2026, we ended our sales, marketing, and distribution relationship with Korbel Champagne Cellars effective June 30, 2025. This adjustment removes the net sales, cost of sales, operating expenses, and operating income for the non-comparable period, which is July through April of fiscal 2025 and fiscal 2026.

We believe that these adjustments allow us to better understand our organic results on a comparable basis.

“Impairment charges.” During the first three quarters of fiscal 2022, we recognized non-cash impairment charges of $9 million for certain fixed assets. During the fourth quarter of fiscal 2022, we recognized a non-cash impairment charge of $52 million for our Finlandia brand name. During the third quarter of fiscal 2023, we recognized a non-cash impairment charge of $96 million for the Finlandia brand name. During the fourth quarter of fiscal 2024, we recognized a non-cash impairment charge of $7 million for an immaterial discontinued brand name. During the fourth quarter of fiscal 2025, we recognized a non-cash impairment charge of $47 million for the Gin Mare brand name. During fiscal 2026, we recognized non-cash impairment charges of $45 million and $87 million for the Gin Mare and Diplomático brand names, respectively. We believe that these adjustments allow for us to better understand our organic results on a comparable basis.

“Other Items.” Other Items include the additional items outlined below.

“Foundation.” During the fourth quarter of fiscal 2024, we committed $23 million to the Brown-Forman Foundation and Dendrifund to support the communities where our employees live and work. These adjustments remove the expenses related to the charitable contributions to the Brown-Forman Foundation and Dendrifund from our organic SG&A expenses and organic operating income to present our organic results on a comparable basis.

“Jack Daniel’s Country Cocktails business model change (JDCC).” In fiscal 2021, we entered into a partnership with the Pabst Brewing Company for the supply, sales, and distribution of Jack Daniel’s Country Cocktails in the United States while Brown-Forman continued to produce certain products. During fiscal 2024, this production fully transitioned to Pabst Brewing Company for the Jack Daniel’s Country Cocktails products. This adjustment removes the non-comparable operating activity related to the sales of Brown-Forman-produced JDCC products. With respect to comparisons of fiscal 2024 and fiscal 2023, the non-comparable period is the third and fourth quarters of fiscal 2023. With respect to comparisons of fiscal 2025 and fiscal 2024, the non-comparable period is all of fiscal 2024 and 2025.

“Franchise tax refund.” During the first quarter of fiscal 2025, we recognized a $13 million franchise tax refund due to a change in franchise tax calculation methodology for the state of Tennessee. This modification lowered our annual franchise tax obligation and was retroactively applied to franchise taxes paid during fiscal 2020 through fiscal 2023. This adjustment removes the franchise tax refund from our other expense (income), net and operating income.

“Restructuring initiative.” During the third quarter of fiscal 2025, our Board of Directors approved a plan to reduce our structural cost base and realign resources toward future sources of growth. This included reducing our workforce by approximately 12% and closing the Louisville-based Brown-Forman Cooperage. We also offered a special, one-time early retirement benefit to qualifying U.S. employees. In fiscal 2025, we incurred $63 million(2) in charges related to the restructuring initiative. During fiscal 2026, we incurred $19 million in restructuring and other charges associated with this initiative and completed the sale of Brown-Forman Cooperage facility and related assets. This adjustment removes the restructuring initiative impact from our cost of sales, operating expenses and operating income for the periods presented.

“Substitution drawback claims.” During fiscal 2026, we recognized a net benefit of $18 million related to the collection of substitution drawback claims filed with the U.S. Government between fiscal 2016 and 2019. As of the first quarter of fiscal 2026, all claims had been collected. Comparatively, we recognized an immaterial net benefit in fiscal 2025 related to the collection of substitution drawback claims. This adjustment removes the benefit from our other expense (income), net and operating income for the periods presented.

We believe that these adjustments allow us to better understand our organic results on a comparable basis.

“Foreign exchange.” We calculate the percentage change in certain line items of the statements of operations in accordance with GAAP and adjust to exclude the cost or benefit of currency fluctuations. Adjusting for foreign exchange allows us to understand our business on a constant-dollar basis, as fluctuations in exchange rates can distort the organic trend both positively and negatively. (In this Proxy Statement, “dollar” always means the U.S. dollar unless stated otherwise.) To eliminate the effect of foreign exchange fluctuations when comparing across periods, we translate current-year results at prior-year rates and remove transactional and hedging foreign exchange gains and losses from current- and prior-year periods.

(2)	This adjustment comprises $60 million of costs included in restructuring and other charges and $3 million of restructuring-related inventory charges included in cost of sales.

72

“Adjusted change” in operating income. We use the change in “adjusted operating income” to calculate components of management incentive compensation. “Adjusted operating income” includes all of the non-GAAP adjustments that we include in “organic change” and “adjusted organic change,” except that “adjusted operating income” does not include an adjustment for “foreign exchange.”

“Adjusted organic change” in operating income. We also use the change in “adjusted organic operating income” to calculate components of management incentive compensation. To calculate this measure, we adjust, as applicable, for the “organic change,” as well as the additional item outlined below.

“Contemplated transaction costs.” During fiscal 2026, we incurred costs related to our discussions regarding a previously disclosed potential business combination, including, without limitation, the one-time transaction-related recognitions. For purposes of our 2026 Short-Term Incentive Cash Compensation Program and 2024-2026 Long Term Incentive Program, we further adjusted organic operating income to exclude these costs from the determination of adjusted organic operating income growth because they were non-recurring and atypical in nature, they were not contemplated when the organic operating income growth performance metrics were established, and they are not reflective of the ongoing operational performance of the Company.

“Transaction-adjusted change” in operating income. We also use the change in “transaction-adjusted operating income” to calculate components of management incentive compensation. “Transaction-adjusted operating income” includes all of the non-GAAP adjustments that we include in “organic change” and “adjusted organic change,” except that “transaction-adjusted operating income” does not include an adjustment for “foreign exchange.” This measure is further adjusted to exclude the contemplated transaction costs described above.

We use the non-GAAP measures “organic change” and “adjusted organic change” to calculate components of management incentive compensation. “Adjusted organic change” differs from “organic change,” which we use for certain measures, or line items, of the statements of operations when reporting our financial results publicly. We provide reconciliations of the “organic change” in net sales and operating income (non-GAAP) to the change in reported net sales and operating income (GAAP), as well as reconciliations of the change in “adjusted operating income” (non-GAAP) to the change in reported operating income (GAAP), of “adjusted organic operating income” (non-GAAP) to the change in reported operating income (GAAP), and of “transaction-adjusted organic operating income” (non-GAAP) to the change in reported operating income (GAAP), in the following tables.

2026 Proxy Statement and Notice of Annual Meeting of Stockholders	73

Reconciliation of Non-GAAP Changes

RECONCILIATION OF ORGANIC NET SALES YEAR OVER YEAR CHANGES

	PERCENTAGE CHANGE VERSUS PRIOR FISCAL YEAR

	2022	2023	2024	2025	2026

Change in reported net sales (GAAP)	14%	8%	(1)%	(5)%	(1)%

Acquisitions and divestitures	2%	0%	(1)%	3%	3%

Other items (1)	0%	0%	0%	1%	—%

Foreign exchange	2%	3%	0%	2%	(2)%

Change in organic net sales (non-GAAP)	17%	10%	(1)%	1%	—%

(1)	“Other items” includes the “JDCC” non-GAAP financial measure. See above for additional details.

Note:	Results may differ due to rounding.

RECONCILIATION OF ADJUSTED, ORGANIC, ADJUSTED ORGANIC, AND TRANSACTION-ADJUSTED OPERATING INCOME YEAR OVER YEAR CHANGE

	PERCENTAGE CHANGE VERSUS PRIOR FISCAL YEAR

	2022	2023	2024	2025	2026

Change in reported operating income (GAAP)	3%	(6)%	25%	(22)%	(10)%

Acquisitions and divestitures	14%	4%	(27)%	16%	5%

Impairment charges	6%	3%	(7)%	4%	8%

Other items(2)	(2)%	—%	2%	2%	(4)%

Change in adjusted operating income (non-GAAP)	21%	1%	(6)%	1%	(1)%

Foreign exchange	6%	7%	4%	3%	(1)%

Change in organic operating income (non-GAAP)	27%	8%	(2)%	3%	(2)%

Contemplated transaction costs	—%	—%	—%	—%	4%

Change in adjusted organic operating income (non-GAAP)	27%	8%	(2)%	3%	2%

Less: Foreign exchange	(6)%	(7)%	(4)%	(3)%	1%

Change in transaction-adjusted operating income (non-GAAP)	21%	1%	(6)%	1%	3%

(2)	“Other items” includes “substitution drawback claims,” “restructuring initiative,” “foundation,” “franchise tax refund,” and “JDCC.” See “Non-GAAP Financial Measures” above for additional details.

Note:	Results may differ due to rounding.

OTHER METRICS

“Return on average invested capital.” This measure refers to the sum of net income and after-tax interest expense, divided by average invested capital. Average invested capital equals assets less liabilities, excluding interest-bearing debt, and is calculated using the average of the most recent five quarter-end balances. After-tax interest expense equals interest expense multiplied by one minus our effective tax rate. We use this non-GAAP measure because we consider return on average invested capital to be a meaningful indicator of how effectively and efficiently we invest capital in our business.

74

ESTD 1826
The GLENDRONACH
Highland Single Malt Scotch Whisky
DISTILLED, MATURED AND
BOTTLED IN SCOTLAND
ODE TO THE VALLEY
ARTFULLY MATURED IN
SHERRY & PORT CASKS
700ml
NATURAL COLOUR | PRODUCT OF SCOTLAND
THE GLENDRONACH
ESTD 1826

HERITAGE BARREL
JACK DANIEL'S
UNIQUELY CRAFTED
HANDMADE BARRELS
SINGLE BARREL
HERITAGE BARREL
TENNESSEE WHISKEY
TOASTED BARREL
100 PROOF | 50% ALC/VOL | 750 ML
A MODERN INTERPRETATION OF OUR EARLIEST BARREL-MAKING PROCESS FEATURING HANDCRAFTED HEAVILY TOASTED AND LOW-CHAR BARRELS.

BROWN-FORMAN

850 Dixie Highway
Louisville, Kentucky 40210
brown-forman.com

BROWN-FORM 850 Dixie Highway Louisville, Kentucky 40210 brown-forman.com

BROWN-FORMAN CORPORATION

C/O PROXY SERVICES

P.O. BOX 9142

FARMINGDALE, NY 11735

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BROWN-FORMAN CORPORATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3: 1. Election of Directors

Nominees:	For	Against	Abstain

1a. Campbell P. Brown	☐	☐	☐
1b. Elizabeth M. Brown	☐	☐	☐		For	Against	Abstain
1c. Mark A. Clouse	☐	☐	☐	2. Advisory vote to approve the compensation of our named executive officers	☐	☐	☐
1d. Marshall B. Farrer	☐	☐	☐	3. Ratification of the Selection of Ernst & Young LLP as Brown-Forman Corporation’s Independent Registered Public Accounting Firm for Fiscal 2027	☐	☐	☐
1e. W. Austin Musselman, Jr.	☐	☐	☐
1f. Michael J. Roney	☐	☐	☐
1g. Jan E. Singer	☐	☐	☐
1h. Tracy L. Skeans	☐	☐	☐
1i. Elizabeth A. Smith	☐	☐	☐
1j. Michael A. Todman	☐	☐	☐
1k. Lawson E. Whiting	☐	☐	☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted “FOR” the election of each of the nominees for director, “FOR” the advisory vote to approve the compensation of our named executive officers, and “FOR” the ratification of the selection of Ernst & Young LLP as Brown-Forman Corporation’s Independent Registered Public Accounting Firm for Fiscal 2027. If any other business properly comes before the Annual Meeting, the persons named in this proxy will vote in their discretion.

Please sign your name(s) exactly as it/they appear(s) hereon. When signing as attorney, executor, administrator, trustee, or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)	Date

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T00735-P54470

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JULY 23, 2026.

The undersigned hereby appoint(s) Marshall B. Farrer, Lawson E. Whiting, and Michael E. Carr, Jr., and each of them, as proxies, with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of Brown-Forman Corporation that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 A.M. Eastern Daylight Time on Thursday, July 23, 2026, at the Triple Crown Room at Churchill Downs, 700 Central Avenue, Louisville, Kentucky 40208, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS BROWN-FORMAN CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2027. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AT THE DISCRETION OF THE NAMED PROXY HOLDERS UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE